UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act File Number: 811-04015

Eaton Vance Mutual Funds Trust

(Exact Name of Registrant as Specified in Charter)

Two International Place, Boston, Massachusetts 02110

(Address of Principal Executive Offices)

Maureen A. Gemma

Two International Place, Boston, Massachusetts 02110

(Name and Address of Agent for Services)

(617) 482-8260

(Registrant’s Telephone Number)

December 31

Date of Fiscal Year End

December 31, 2017

Date of Reporting Period

Item 1. Reports to Stockholders

Eaton Vance

Stock Fund

Annual Report

December 31, 2017

Commodity Futures Trading Commission Registration. Effective December 31, 2012, the Commodity Futures Trading Commission (“CFTC”) adopted certain regulatory changes that subject registered investment companies and advisers to regulation by the CFTC if a fund invests more than a prescribed level of its assets in certain CFTC-regulated instruments (including futures, certain options and swap agreements) or markets itself as providing investment exposure to such instruments. The Fund has claimed an exclusion from the definition of the term “commodity pool operator” under the Commodity Exchange Act. Accordingly, neither the Fund nor the adviser with respect to the operation of the Fund is subject to CFTC regulation. Because of its management of other strategies, the Fund’s adviser is registered with the CFTC as a commodity pool operator and a commodity trading advisor.

Fund shares are not insured by the FDIC and are not deposits or other obligations of, or guaranteed by, any depository institution. Shares are subject to investment risks, including possible loss of principal invested.

This report must be preceded or accompanied by a current summary prospectus or prospectus. Before investing, investors should consider carefully the investment objective, risks, and charges and expenses of a mutual fund. This and other important information is contained in the summary prospectus and prospectus, which can be obtained from a financial advisor. Prospective investors should read the prospectus carefully before investing. For further information, please call 1-800-262-1122.

Annual Report December 31, 2017

Eaton Vance

Stock Fund

Management’s Discussion of Fund Performance	2

Performance	3

Fund Profile	4

Endnotes and Additional Disclosures	5

Fund Expenses	6

Financial Statements	7

Report of Independent Registered Public Accounting Firm	16 and 28

Federal Tax Information	17

Management and Organization	29

Important Notices	32

Eaton Vance

Stock Fund

December 31, 2017

Management’s Discussion of Fund Performance1

Economic and Market Conditions

U.S. stock markets moved steadily higher over the 12-month period ended December 31, 2017 due to an extended rally that began with President Trump’s election victory. Strong global economic growth and rising corporate profits helped drive market gains.

When the period began, U.S. stock markets were on the upswing following the U.S. election outcome in November 2016. Those markets slipped in March 2017, as the failure of the President’s health care bill in Congress raised concerns about prospects for the rest of the administration’s economic policy agenda, including tax reform and infrastructure spending. But U.S. stock markets, backed by positive economic reports, quickly regained their upward momentum. Citing the strengthening economy, the U.S. Federal Reserve (the Fed) raised its benchmark interest rate in March 2017 and again in June 2017.

U.S. equity markets briefly retreated in August 2017 amid the North Korea stand-off and the devastation left by Hurricane Harvey in Texas. Those markets soon rebounded, however, with major U.S. indexes reaching multiple record highs in the final three months of the period ended December 31, 2017. Investors anticipated and then cheered passage of the Republican tax reform package championed by President Trump. Deep cuts in the corporate tax rate, a key element of the tax bill, raised expectations for higher corporate earnings. In December, the Fed increased interest rates for the third and final time in 2017. As with the two previous rate hikes, investors took the announcement in stride and continued to push domestic stock prices higher. In terms of economic sectors, information technology and financials led the U.S. market’s advance during the period ended December 31, 2017.

For the 12-month period ended December 31, 2017, all major U.S. stock indexes recorded double-digit returns. The blue-chip Dow Jones Industrial Average2 rose 28.11%, while the broader U.S. equity market, as represented by the S&P 500 Index, returned 21.83%. The technology-laden NASDAQ Composite Index delivered a 29.64% gain. Large-cap U.S. stocks, as measured by the S&P 500 Index, outperformed their small-cap counterparts as measured by the Russell 2000® Index during the period. Growth stocks outpaced value stocks within both the large- and small-cap categories, as measured by the Russell growth and value indexes.

Fund Performance

For the 12-month period ended December 31, 2017, Eaton Vance Stock Fund (the Fund) had a total return of 19.91% for Class A shares at net asset value (NAV), underperforming the

21.83% return of the Fund’s benchmark, the S&P 500 Index (the Index), over the same period.

Stock selection in the health care, real estate, and information technology sectors detracted from Fund performance versus the Index. Within health care, the Fund’s overweight position, relative to the Index, in pharmaceutical firm Allergan PLC (Allergan) fell in price as specialty pharmaceutical stocks in general declined during the period, and a federal court decision invalidated patents on one of Allergan’s leading products, dry-eye drug Restasis. Allergan was sold during the period. Elsewhere in health care, the Fund’s out-of-Index holding in Jazz Pharmaceuticals PLC (Jazz), a producer of oncology and narcolepsy medications, declined as well. Like Allergan, Jazz was hurt by a general downturn in specialty pharmaceutical stocks, sparked by concerns that the U.S. government might pressure the industry to lower drug prices.

Overweighting Equity Residential (Equity), a real estate investment trust (REIT) that owns and leases apartments, detracted from relative Fund performance in the real estate sector. The stock declined as increased competition in Equity’s key markets, including Boston, San Francisco, and Seattle put pressure on rental rates and made it harder for landlords to raise prices. In information technology, the Fund’s out-of-Index position in Avnet, Inc. (Avnet), one of the world’s largest distributors of semiconductors, connectors and other electronic components, fell in price and was sold out of the Fund. During the period, some of Avnet’s suppliers negotiated new distribution contracts that gave Avnet lower margins and hurt profitability, pushing the stock price down.

In contrast, stock selection in the consumer staples, financials and energy sectors contributed to Fund performance versus the Index. The Fund’s overweight holding in Constellation Brands, Inc. (Constellation), an international producer and marketer of beer, wine and spirits, contributed to results versus the Index in consumer staples. Constellation’s stock rose during the period as its Mexican beer brands, Corona and Modelo, took market share from more established players in the U.S. beverage market. The Fund’s out-of-Index holding in Performance Food Group Co., a distributor of food and supplies to restaurants, also aided relative results in consumer staples. The stock appreciated as the restaurant business in general experienced better growth than investors had expected, and as major restaurant chains put less pressure on Performance Food Group Co. and other distributors to deliver lower prices. First American Financial Corp., an out-of-Index holding in the financials sector, performed strongly as well. The provider of title and property and casualty insurance benefited from the strong housing market during the period, which drove high demand for title insurance.

See Endnotes and Additional Disclosures in this report.

Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value (NAV) or offering price (as applicable) with all distributions reinvested. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance less than or equal to one year is cumulative. Performance is for the stated time period only; due to market volatility, the Fund’s current performance may be lower or higher than quoted. Returns are before taxes unless otherwise noted. For performance as of the most recent month-end, please refer to eatonvance.com.

2

Eaton Vance

Stock Fund

December 31, 2017

Performance2,3

Portfolio Manager Charles B. Gaffney

% Average Annual Total Returns	Class Inception Date	Performance Inception Date	One Year	Five Years	Ten Years
Class A at NAV	11/01/2001	11/01/2001	19.91%	14.75%	7.68%
Class A with 5.75% Maximum Sales Charge	—	—	13.02	13.41	7.05
Class C at NAV	10/01/2009	11/01/2001	18.94	13.88	7.03
Class C with 1% Maximum Sales Charge	—	—	17.94	13.88	7.03
Class I at NAV	09/03/2008	11/01/2001	20.14	15.03	7.93
S&P 500 Index	—	—	21.83%	15.78%	8.49%

% Total Annual Operating Expense Ratios[4]			Class A	Class C	Class I
Gross			1.10%	1.85%	0.85%
Net			0.98	1.73	0.73

Growth of $10,000

This graph shows the change in value of a hypothetical investment of $10,000 in Class A of the Fund for the period indicated. For comparison, the same investment is shown in the indicated index.

Growth of Investment[3]	Amount Invested	Period Beginning	At NAV	With Maximum Sales Charge
Class C	$10,000	12/31/2007	$19,731	N.A.
Class I	$250,000	12/31/2007	$536,694	N.A.

See Endnotes and Additional Disclosures in this report.

Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value (NAV) or offering price (as applicable) with all distributions reinvested. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance less than or equal to one year is cumulative. Performance is for the stated time period only; due to market volatility, the Fund’s current performance may be lower or higher than quoted. Returns are before taxes unless otherwise noted. For performance as of the most recent month-end, please refer to eatonvance.com.

3

Eaton Vance

Stock Fund

December 31, 2017

Fund Profile5

Sector Allocation (% of net assets)6

Top 10 Holdings (% of net assets)6

Apple, Inc.	3.8%

Facebook, Inc., Class A	3.2

Alphabet, Inc., Class C	2.8

Walt Disney Co. (The)	2.6

Johnson & Johnson	2.6

Verizon Communications, Inc.	2.3

JPMorgan Chase & Co.	2.2

Wells Fargo & Co.	2.1

Amazon.com, Inc.	2.0

Chevron Corp.	2.0

Total	25.6%

See Endnotes and Additional Disclosures in this report.

4

Eaton Vance

Stock Fund

December 31, 2017

Endnotes and Additional Disclosures

[1]

The views expressed in this report are those of the portfolio manager(s) and are current only through the date stated at the top of this page. These views are subject to change at any time based upon market or other conditions, and Eaton Vance and the Fund(s) disclaim any responsibility to update such views. These views may not be relied upon as investment advice and, because investment decisions are based on many factors, may not be relied upon as an indication of trading intent on behalf of any Eaton Vance fund. This commentary may contain statements that are not historical facts, referred to as “forward looking statements”. The Fund’s actual future results may differ significantly from those stated in any forward looking statement, depending on factors such as changes in securities or financial markets or general economic conditions, the volume of sales and purchases of Fund shares, the continuation of investment advisory, administrative and service contracts, and other risks discussed from time to time in the Fund’s filings with the Securities and Exchange Commission.

[2]

Dow Jones Industrial Average is a price-weighted average of 30 blue-chip stocks that are generally the leaders in their industry. S&P 500 Index is an unmanaged index of large-cap stocks commonly used as a measure of U.S. stock market performance. NASDAQ Composite Index is a market capitalization-weighted index of all domestic and international securities listed on NASDAQ. Russell 2000® Index is an unmanaged index of 2,000 U.S. small- cap stocks. Unless otherwise stated, index returns do not reflect the effect of any applicable sales charges, commissions, expenses, taxes or leverage, as applicable. It is not possible to invest directly in an index.

[3]

Total Returns at NAV do not include applicable sales charges. If sales charges were deducted, the returns would be lower. Total Returns shown with maximum sales charge reflect the stated maximum sales charge. Unless otherwise stated, performance does not reflect the deduction of taxes on Fund distributions or redemptions of Fund shares.

Performance prior to the inception date of a class may be linked to the performance of an older class of the Fund. This linked performance is adjusted for any applicable sales charge, but is not adjusted for class expense differences. If adjusted for such differences, the performance would be different. The performance of Class C and Class I is linked to Class A. Performance since inception for an index, if presented, is the performance since the Fund’s or oldest share class’ inception, as applicable. Performance presented in the Financial Highlights included in the financial statements is not linked.

[4]

Source: Fund prospectus. Net expense ratios reflect a contractual expense reimbursement that continues through 4/30/18. Without the reimbursement, performance would have been lower. The expense ratios for the current reporting period can be found in the Financial Highlights section of this report.

[5]	Fund invests in an affiliated investment company (Portfolio) with the same objective(s) and policies as the Fund. References to investments are to the Portfolio’s holdings.

[6]	Excludes cash and cash equivalents.

Fund profile subject to change due to active management.

5

Eaton Vance

Stock Fund

December 31, 2017

Fund Expenses

Example:  As a Fund shareholder, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchases and redemption fees (if applicable); and (2) ongoing costs, including management fees; distribution and/or service fees; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of Fund investing and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (July 1, 2017 – December 31, 2017).

Actual Expenses:  The first section of the table below provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes:  The second section of the table below provides information about hypothetical account values and hypothetical expenses based on the actual Fund expense ratio and an assumed rate of return of 5% per year (before expenses), which is not the actual Fund return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption fees (if applicable). Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would be higher.

	Beginning Account Value (7/1/17)	Ending Account Value (12/31/17)	Expenses Paid During Period* (7/1/17 – 12/31/17)		Annualized Expense Ratio

Actual
Class A	$1,000.00	$1,099.80	$5.19	**	0.98%
Class C	$1,000.00	$1,095.60	$9.14	**	1.73%
Class I	$1,000.00	$1,100.80	$3.87	**	0.73%

Hypothetical
(5% return per year before expenses)
Class A	$1,000.00	$1,020.30	$4.99	**	0.98%
Class C	$1,000.00	$1,016.50	$8.79	**	1.73%
Class I	$1,000.00	$1,021.50	$3.72	**	0.73%

*	Expenses are equal to the Fund’s annualized expense ratio for the indicated Class, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). The Example assumes that the $1,000 was invested at the net asset value per share determined at the close of business on June 30, 2017. The Example reflects the expenses of both the Fund and the Portfolio.

**	Absent an allocation of certain expenses to an affiliate, expenses would be higher.

6

Eaton Vance

Stock Fund

December 31, 2017

Statement of Assets and Liabilities

Assets	December 31, 2017
Investment in Stock Portfolio, at value (identified cost, $79,653,827)	$103,520,877
Receivable for Fund shares sold	76,057
Receivable from affiliate	22,294
Total assets	$103,619,228

Liabilities
Payable for Fund shares redeemed	$285,148
Payable to affiliates:
Distribution and service fees	24,538
Trustees’ fees	125
Accrued expenses	46,307
Total liabilities	$356,118
Net Assets	$103,263,110

Sources of Net Assets
Paid-in capital	$82,475,006
Accumulated undistributed net investment income	55,520
Accumulated distributions in excess of net realized gain from the Portfolio	(3,134,466)
Net unrealized appreciation from Portfolio	23,867,050
Total	$103,263,110

Class A Shares
Net Assets	$51,998,528
Shares Outstanding	2,973,637
Net Asset Value and Redemption Price Per Share
(net assets ÷ shares of beneficial interest outstanding)	$17.49
Maximum Offering Price Per Share
(100 ÷ 94.25 of net asset value per share)	$18.56

Class C Shares
Net Assets	$16,196,427
Shares Outstanding	946,892
Net Asset Value and Offering Price Per Share*
(net assets ÷ shares of beneficial interest outstanding)	$17.10

Class I Shares
Net Assets	$35,068,155
Shares Outstanding	2,004,665
Net Asset Value, Offering Price and Redemption Price Per Share
(net assets ÷ shares of beneficial interest outstanding)	$17.49

On sales of $50,000 or more, the offering price of Class A shares is reduced.

*	Redemption price per share is equal to the net asset value less any applicable contingent deferred sales charge.

7	See Notes to Financial Statements.

Eaton Vance

Stock Fund

December 31, 2017

Statement of Operations

Investment Income	Year Ended December 31, 2017
Dividends allocated from Portfolio (net of foreign taxes, $8,292)	$2,030,903
Expenses allocated from Portfolio	(644,960)
Total investment income from Portfolio	$1,385,943

Expenses
Distribution and service fees
Class A	$127,660
Class C	156,487
Trustees’ fees and expenses	500
Custodian fee	15,147
Transfer and dividend disbursing agent fees	70,280
Legal and accounting services	27,368
Printing and postage	20,976
Registration fees	72,511
Miscellaneous	12,017
Total expenses	$502,946
Deduct —
Allocation of expenses to affiliate	$131,782
Total expense reductions	$131,782

Net expenses	$371,164

Net investment income	$1,014,779

Realized and Unrealized Gain (Loss) from Portfolio
Net realized gain (loss) —
Investment transactions	$7,024,879	(1)
Foreign currency transactions	135
Net realized gain	$7,025,014
Change in unrealized appreciation (depreciation) —
Investments	$10,132,365
Foreign currency	334
Net change in unrealized appreciation (depreciation)	$10,132,699

Net realized and unrealized gain	$17,157,713

Net increase in net assets from operations	$18,172,492

(1)	Includes $999,901 of net realized gains from redemptions in-kind.

8	See Notes to Financial Statements.

Eaton Vance

Stock Fund

December 31, 2017

Statements of Changes in Net Assets

	Year Ended December 31,
Increase (Decrease) in Net Assets	2017	2016
From operations —
Net investment income	$1,014,779	$1,202,194
Net realized gain	7,025,014 (1)	1,986,475
Net change in unrealized appreciation (depreciation)	10,132,699	3,993,356
Net increase in net assets from operations	$18,172,492	$7,182,025
Distributions to shareholders —
From net investment income
Class A	$(478,397)	$(512,339)
Class C	(25,330)	(34,079)
Class I	(417,767)	(306,822)
From net realized gain
Class A	(3,385,534)	(1,148,696)
Class C	(1,057,806)	(307,711)
Class I	(2,312,252)	(533,859)
Total distributions to shareholders	$(7,677,086)	$(2,843,506)
Transactions in shares of beneficial interest —
Proceeds from sale of shares
Class A	$10,186,119	$21,607,566
Class C	3,046,078	4,549,729
Class I	21,013,009	20,678,711
Net asset value of shares issued to shareholders in payment of distributions declared
Class A	3,721,484	1,616,943
Class C	1,067,099	323,963
Class I	2,694,867	814,579
Cost of shares redeemed
Class A	(26,104,746)	(22,565,474)
Class C	(4,897,671)	(5,047,164)
Class I	(20,059,523)	(15,174,055)
Net increase (decrease) in net assets from Fund share transactions	$(9,333,284)	$6,804,798
Other capital —
Portfolio transaction fee contributed to Portfolio	$(42,504)	$(41,134)
Portfolio transaction fee allocated from Portfolio	33,374	68,025
Net increase (decrease) in net assets from other capital	$(9,130)	$26,891

Net increase in net assets	$1,152,992	$11,170,208

Net Assets
At beginning of year	$102,110,118	$90,939,910
At end of year	$103,263,110	$102,110,118

Accumulated undistributed net investment income included in net assets
At end of year	$55,520	$114,692

(1)	Includes $999,901 of net realized gains from redemptions in-kind.

9	See Notes to Financial Statements.

Eaton Vance

Stock Fund

December 31, 2017

Financial Highlights

	Class A
	Year Ended December 31,
	2017	2016	2015	2014	2013
Net asset value — Beginning of year	$15.740	$15.160	$15.680	$15.850	$13.330

Income (Loss) From Operations
Net investment income(1)	$0.178	$0.193	$0.129	$0.095	$0.063
Net realized and unrealized gain	2.933	0.834	0.584	1.722	4.232

Total income from operations	$3.111	$1.027	$0.713	$1.817	$4.295

Less Distributions
From net investment income	$(0.168)	$(0.140)	$(0.107)	$(0.073)	$(0.065)
From net realized gain	(1.191)	(0.311)	(1.126)	(1.914)	(1.710)

Total distributions	$(1.359)	$(0.451)	$(1.233)	$(1.987)	$(1.775)

Portfolio transaction fee, net(1)	$(0.002)	$0.004	$—	$—	$—

Net asset value — End of year	$17.490	$15.740	$15.160	$15.680	$15.850

Total Return(2)(3)	19.91%	6.80%	4.51%	11.99%	32.83%

Ratios/Supplemental Data
Net assets, end of year (000’s omitted)	$51,999	$58,620	$55,496	$50,826	$43,270
Ratios (as a percentage of average daily net assets):(4)
Expenses(3)	0.98%	0.98%	1.05%	1.22%	1.25%
Net investment income	1.05%	1.26%	0.81%	0.57%	0.41%
Portfolio Turnover of the Portfolio	101%	118%	96%	109%	90%

(1)	Computed using average shares outstanding.

(2)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect the effect of sales charges.

(3)

The administrator waived its fees and/or reimbursed certain operating expenses (equal to 0.13%, 0.12%, 0.14%, 0.13% and 0.19% of average daily net assets for the years ended December 31, 2017, 2016, 2015, 2014 and 2013, respectively). Absent the waivers and reimbursement, total return would be lower.

(4)	Includes the Fund’s share of the Portfolio’s allocated expenses.

10	See Notes to Financial Statements.

Eaton Vance

Stock Fund

December 31, 2017

Financial Highlights — continued

	Class C
	Year Ended December 31,
	2017	2016	2015	2014	2013
Net asset value — Beginning of year	$15.420	$14.870	$15.420	$15.640	$13.200

Income (Loss) From Operations
Net investment income (loss)(1)	$0.050	$0.076	$0.009	$(0.029)	$(0.053)
Net realized and unrealized gain	2.851	0.813	0.580	1.697	4.165

Total income from operations	$2.901	$0.889	$0.589	$1.668	$4.112

Less Distributions
From net investment income	$(0.028)	$(0.034)	$(0.013)	$—	$(0.010)
From net realized gain	(1.191)	(0.309)	(1.126)	(1.888)	(1.662)

Total distributions	$(1.219)	$(0.343)	$(1.139)	$(1.888)	$(1.672)

Portfolio transaction fee, net(1)	$(0.002)	$0.004	$—	$—	$—

Net asset value — End of year	$17.100	$15.420	$14.870	$15.420	$15.640

Total Return(2)(3)	18.94%	6.00%	3.77%	11.16%	31.72%

Ratios/Supplemental Data
Net assets, end of year (000’s omitted)	$16,196	$15,370	$14,986	$11,683	$8,123
Ratios (as a percentage of average daily net assets):(4)
Expenses(3)	1.73%	1.73%	1.80%	1.96%	2.00%
Net investment income (loss)	0.30%	0.51%	0.06%	(0.18)%	(0.35)%
Portfolio Turnover of the Portfolio	101%	118%	96%	109%	90%

(1)	Computed using average shares outstanding.

(2)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect the effect of sales charges.

(3)

The administrator waived its fees and/or reimbursed certain operating expenses (equal to 0.13%, 0.12%, 0.14%, 0.13% and 0.19% of average daily net assets for the years ended December 31, 2017, 2016, 2015, 2014 and 2013, respectively). Absent the waivers and reimbursement, total return would be lower.

(4)	Includes the Fund’s share of the Portfolio’s allocated expenses.

11	See Notes to Financial Statements.

Eaton Vance

Stock Fund

December 31, 2017

Financial Highlights — continued

	Class I
	Year Ended December 31,
	2017	2016	2015	2014	2013
Net asset value — Beginning of year	$15.750	$15.170	$15.680	$15.850	$13.330

Income (Loss) From Operations
Net investment income(1)	$0.219	$0.233	$0.172	$0.126	$0.102
Net realized and unrealized gain	2.931	0.834	0.590	1.729	4.233

Total income from operations	$3.150	$1.067	$0.762	$1.855	$4.335

Less Distributions
From net investment income	$(0.217)	$(0.180)	$(0.146)	$(0.111)	$(0.105)
From net realized gain	(1.191)	(0.311)	(1.126)	(1.914)	(1.710)

Total distributions	$(1.408)	$(0.491)	$(1.272)	$(2.025)	$(1.815)

Portfolio transaction fee, net(1)	$(0.002)	$0.004	$—	$—	$—

Net asset value — End of year	$17.490	$15.750	$15.170	$15.680	$15.850

Total Return(2)(3)	20.14%	7.05%	4.83%	12.24%	33.14%

Ratios/Supplemental Data
Net assets, end of year (000’s omitted)	$35,068	$28,121	$20,457	$12,760	$11,622
Ratios (as a percentage of average daily net assets):(4)
Expenses(3)	0.73%	0.73%	0.80%	0.97%	1.00%
Net investment income	1.28%	1.51%	1.07%	0.75%	0.66%
Portfolio Turnover of the Portfolio	101%	118%	96%	109%	90%

(1)	Computed using average shares outstanding.

(2)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested.

(3)

The administrator waived its fees and/or reimbursed certain operating expenses (equal to 0.13%, 0.12%, 0.14%, 0.13% and 0.19% of average daily net assets for the years ended December 31, 2017, 2016, 2015, 2014 and 2013, respectively). Absent the waivers and reimbursement, total return would be lower.

(4)	Includes the Fund’s share of the Portfolio’s allocated expenses.

12	See Notes to Financial Statements.

Eaton Vance

Stock Fund

December 31, 2017

Notes to Financial Statements

1  Significant Accounting Policies

Eaton Vance Stock Fund (the Fund) is a diversified series of Eaton Vance Mutual Funds Trust (the Trust). The Trust is a Massachusetts business trust registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company. The Fund offers three classes of shares. Class A shares are generally sold subject to a sales charge imposed at time of purchase. Class C shares are sold at net asset value and are generally subject to a contingent deferred sales charge (see Note 5). Class I shares are sold at net asset value and are not subject to a sales charge. Each class represents a pro-rata interest in the Fund, but votes separately on class-specific matters and (as noted below) is subject to different expenses. Realized and unrealized gains and losses and net investment income and losses, other than class-specific expenses, are allocated daily to each class of shares based on the relative net assets of each class to the total net assets of the Fund. Each class of shares differs in its distribution plan and certain other class-specific expenses. The Fund invests all of its investable assets in interests in Stock Portfolio (the Portfolio), a Massachusetts business trust, having the same investment objective and policies as the Fund. The value of the Fund’s investment in the Portfolio reflects the Fund’s proportionate interest in the net assets of the Portfolio (16.0% at December 31, 2017). The performance of the Fund is directly affected by the performance of the Portfolio. The financial statements of the Portfolio, including the portfolio of investments, are included elsewhere in this report and should be read in conjunction with the Fund’s financial statements.

The following is a summary of significant accounting policies of the Fund. The policies are in conformity with accounting principles generally accepted in the United States of America (U.S. GAAP). The Fund is an investment company and follows accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946.

A  Investment Valuation — Valuation of securities by the Portfolio is discussed in Note 1A of the Portfolio’s Notes to Financial Statements, which are included elsewhere in this report.

B  Income — The Fund’s net investment income or loss consists of the Fund’s pro-rata share of the net investment income or loss of the Portfolio, less all actual and accrued expenses of the Fund.

C  Federal Taxes — The Fund’s policy is to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute to shareholders each year substantially all of its net investment income, and all or substantially all of its net realized capital gains. Accordingly, no provision for federal income or excise tax is necessary.

As of December 31, 2017, the Fund had no uncertain tax positions that would require financial statement recognition, de-recognition, or disclosure. The Fund files a U.S. federal income tax return annually after its fiscal year-end, which is subject to examination by the Internal Revenue Service for a period of three years from the date of filing.

D  Expenses — The majority of expenses of the Trust are directly identifiable to an individual fund. Expenses which are not readily identifiable to a specific fund are allocated taking into consideration, among other things, the nature and type of expense and the relative size of the funds.

E  Use of Estimates — The preparation of the financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expense during the reporting period. Actual results could differ from those estimates.

F  Indemnifications — Under the Trust’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Fund. Under Massachusetts law, if certain conditions prevail, shareholders of a Massachusetts business trust (such as the Trust) could be deemed to have personal liability for the obligations of the Trust. However, the Trust’s Declaration of Trust contains an express disclaimer of liability on the part of Fund shareholders and the By-laws provide that the Trust shall assume the defense on behalf of any Fund shareholders. Moreover, the By-laws also provide for indemnification out of Fund property of any shareholder held personally liable solely by reason of being or having been a shareholder for all loss or expense arising from such liability. Additionally, in the normal course of business, the Fund enters into agreements with service providers that may contain indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred.

G  Other — Investment transactions are accounted for on a trade date basis.

2  Distributions to Shareholders and Income Tax Information

It is the present policy of the Fund to make at least one distribution annually (normally in December) of all or substantially all of its net investment income and to distribute annually all or substantially all of its net realized capital gains. Distributions to shareholders are recorded on the ex-dividend date. Distributions are declared separately for each class of shares. Shareholders may reinvest income and capital gain distributions in additional shares of the same class of the Fund at the net asset value as of the ex-dividend date or, at the election of the shareholder, receive distributions in cash. Distributions to shareholders are determined in accordance with income tax regulations, which may differ from U.S. GAAP. As required by U.S. GAAP, only distributions in excess of tax basis earnings and profits are reported in the financial statements as a return of capital. Permanent differences between book and tax accounting relating to distributions are reclassified to paid-in capital. For tax purposes, distributions from short-term capital gains are considered to be from ordinary income.

13

Eaton Vance

Stock Fund

December 31, 2017

Notes to Financial Statements — continued

The tax character of distributions declared for the years ended December 31, 2017 and December 31, 2016 was as follows:

	Year Ended December 31,
	2017	2016

Distributions declared from:
Ordinary income	$3,055,944	$918,394
Long-term capital gains	$4,621,142	$1,925,112

During the year ended December 31, 2017, accumulated distributions in excess of net realized gain was increased by $1,011,518, accumulated undistributed net investment income was decreased by $152,457 and paid-in capital was increased by $1,163,975 due to the Fund’s use of equalization accounting and differences between book and tax accounting, primarily for the Fund’s investment in the Portfolio. Tax equalization accounting allows the Fund to treat as a distribution that portion of redemption proceeds representing a redeeming shareholder’s portion of undistributed taxable income and net capital gains. These reclassifications had no effect on the net assets or net asset value per share of the Fund.

As of December 31, 2017, the components of distributable earnings (accumulated losses) on a tax basis were as follows:

Undistributed ordinary income	$284,145
Undistributed long-term capital gains	$285,345
Net unrealized appreciation	$20,218,614

The differences between components of distributable earnings (accumulated losses) on a tax basis and the amounts reflected in the Statement of Assets and Liabilities are primarily due to the Fund’s investment in the Portfolio and the tax treatment of short-term capital gains.

3  Transactions with Affiliates

Eaton Vance Management (EVM) serves as the administrator of the Fund, but receives no compensation. EVM has agreed to reimburse the Fund’s expenses to the extent that total annual operating expenses (relating to ordinary operating expenses only) exceed 0.98%, 1.73% and 0.73% of the Fund’s average daily net assets for Class A, Class C and Class I, respectively. This agreement may be changed or terminated after April 30, 2018. Pursuant to this agreement, EVM was allocated $131,782 of the Fund’s operating expenses for the year ended December 31, 2017. The Portfolio has engaged Boston Management and Research (BMR), a subsidiary of EVM, to render investment advisory services. See Note 2 of the Portfolio’s Notes to Financial Statements which are included elsewhere in this report.

EVM provides sub-transfer agency and related services to the Fund pursuant to a Sub-Transfer Agency Support Services Agreement. For the year ended December 31, 2017, EVM earned $5,773 from the Fund pursuant to such agreement, which is included in transfer and dividend disbursing agent fees on the Statement of Operations. The Fund was informed that Eaton Vance Distributors, Inc. (EVD), an affiliate of EVM and the Fund’s principal underwriter, received $13,150 as its portion of the sales charge on sales of Class A shares for the year ended December 31, 2017. EVD also received distribution and service fees from Class A and Class C shares (see Note 4) and contingent deferred sales charges (see Note 5).

Trustees and officers of the Fund who are members of EVM’s or BMR’s organizations receive remuneration for their services to the Fund out of the investment adviser fee. Certain officers and Trustees of the Fund and the Portfolio are officers of the above organizations.

4  Distribution Plans

The Fund has in effect a distribution plan for Class A shares (Class A Plan) pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Class A Plan, the Fund pays EVD a distribution and service fee of 0.25% per annum of its average daily net assets attributable to Class A shares for distribution services and facilities provided to the Fund by EVD, as well as for personal services and/or the maintenance of shareholder accounts. Distribution and service fees paid or accrued to EVD for the year ended December 31, 2017 amounted to $127,660 for Class A shares.

The Fund also has in effect a distribution plan for Class C shares (Class C Plan) pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Class C Plan, the Fund pays EVD amounts equal to 0.75% per annum of its average daily net assets attributable to Class C shares for providing ongoing distribution services and facilities to the Fund. For the year ended December 31, 2017, the Fund paid or accrued to EVD $117,365 for Class C shares.

Pursuant to the Class C Plan, the Fund also makes payments of service fees to EVD, financial intermediaries and other persons in amounts equal to 0.25% per annum of its average daily net assets attributable to that class. Service fees paid or accrued are for personal services and/or the maintenance of

14

Eaton Vance

Stock Fund

December 31, 2017

Notes to Financial Statements — continued

shareholder accounts. They are separate and distinct from the sales commissions and distribution fees payable to EVD. Service fees paid or accrued for the year ended December 31, 2017 amounted to $39,122 for Class C shares.

Distribution and service fees are subject to the limitations contained in the Financial Industry Regulatory Authority Rule 2341(d).

5  Contingent Deferred Sales Charges

A contingent deferred sales charge (CDSC) of 1% generally is imposed on redemptions of Class C shares made within one year of purchase. Class A shares may be subject to a 1% CDSC if redeemed within 18 months of purchase (depending on the circumstances of purchase). Generally, the CDSC is based upon the lower of the net asset value at date of redemption or date of purchase. No charge is levied on shares acquired by reinvestment of dividends or capital gain distributions. For the year ended December 31, 2017, the Fund was informed that EVD received approximately $1,000 and $3,000 of CDSCs paid by Class A and Class C shareholders, respectively.

6  Investment Transactions

For the year ended December 31, 2017, increases and decreases in the Fund’s investment in the Portfolio aggregated $5,897,938 and $22,596,700, respectively. In addition, a Portfolio transaction fee is imposed by the Portfolio on the combined daily inflows or outflows of the Fund and the Portfolio’s other investors as more fully described at Note 1H of the Portfolio’s financial statements included herein. Such fee is allocated to the Fund based on its pro-rata interest in the Portfolio. The amount of the Portfolio transaction fee imposed on the Fund, if any, and the allocation of such fee are presented as Other capital on the Statements of Changes in Net Assets.

7  Shares of Beneficial Interest

The Fund’s Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest (without par value). Such shares may be issued in a number of different series (such as the Fund) and classes. Transactions in Fund shares were as follows:

	Year Ended December 31,
Class A	2017	2016

Sales	601,502	1,432,556
Issued to shareholders electing to receive payments of distributions in Fund shares	213,584	102,139
Redemptions	(1,565,290)	(1,470,403)

Net increase (decrease)	(750,204)	64,292

	Year Ended December 31,
Class C	2017	2016

Sales	184,621	304,260
Issued to shareholders electing to receive payments of distributions in Fund shares	62,670	20,913
Redemptions	(297,162)	(335,976)

Net decrease	(49,871)	(10,803)

	Year Ended December 31,
Class I	2017	2016

Sales	1,259,515	1,377,517
Issued to shareholders electing to receive payments of distributions in Fund shares	154,608	51,352
Redemptions	(1,194,869)	(991,755)

Net increase	219,254	437,114

15

Eaton Vance

Stock Fund

December 31, 2017

Report of Independent Registered Public Accounting Firm

To the Trustees of Eaton Vance Mutual Funds Trust and Shareholders of Eaton Vance Stock Fund:

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statement of assets and liabilities of Eaton Vance Stock Fund (the “Fund”) (one of the funds constituting Eaton Vance Mutual Funds Trust), as of December 31, 2017, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of December 31, 2017, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. We believe that our audits provide a reasonable basis for our opinion.

DELOITTE & TOUCHE LLP

Boston, Massachusetts

February 22, 2018

We have served as the auditor of one or more Eaton Vance investment companies since 1959.

16

Eaton Vance

Stock Fund

December 31, 2017

Federal Tax Information (Unaudited)

The Form 1099-DIV you received in February 2018 showed the tax status of all distributions paid to your account in calendar year 2017. Shareholders are advised to consult their own tax adviser with respect to the tax consequences of their investment in the Fund. As required by the Internal Revenue Code and/or regulations, shareholders must be notified regarding the status of qualified dividend income for individuals, the dividends received deduction for corporations and capital gains dividends.

Qualified Dividend Income.  For the fiscal year ended December 31, 2017, the Fund designates approximately $1,869,030, or up to the maximum amount of such dividends allowable pursuant to the Internal Revenue Code, as qualified dividend income eligible for the reduced tax rate of 15%.

Dividends Received Deduction.  Corporate shareholders are generally entitled to take the dividends received deduction on the portion of the Fund’s dividend distribution that qualifies under tax law. For the Fund’s fiscal 2017 ordinary income dividends, 47.09% qualifies for the corporate dividends received deduction.

Capital Gains Dividends.  The Fund hereby designates as a capital gain dividend with respect to the taxable year ended December 31, 2017, $3,835,775 or, if subsequently determined to be different, the net capital gain of such year.

17

Stock Portfolio

December 31, 2017

Portfolio of Investments

Common Stocks — 99.3%

Security	Shares	Value

Aerospace & Defense — 3.5%
CAE, Inc.	470,400	$8,738,138
Raytheon Co.	55,937	10,507,766
Textron, Inc.	64,000	3,621,760

		$22,867,664

Air Freight & Logistics — 1.9%
FedEx Corp.	49,201	$12,277,617

		$12,277,617

Auto Components — 1.2%
Aptiv PLC	76,209	$6,464,810
Delphi Technologies PLC(1)	25,403	1,332,895

		$7,797,705

Banks — 7.0%
Bank of America Corp.	346,080	$10,216,282
JPMorgan Chase & Co.	133,840	14,312,850
KeyCorp	354,760	7,155,509
Wells Fargo & Co.	224,184	13,601,243

		$45,285,884

Beverages — 1.5%
Constellation Brands, Inc., Class A	41,981	$9,595,597

		$9,595,597

Biotechnology — 3.4%
AbbVie, Inc.	33,438	$3,233,789
Alexion Pharmaceuticals, Inc.(1)	13,151	1,572,728
Biogen, Inc.(1)	10,948	3,487,704
Celgene Corp.(1)	44,515	4,645,585
Gilead Sciences, Inc.	76,393	5,472,795
Incyte Corp.(1)	15,696	1,486,568
Vertex Pharmaceuticals, Inc.(1)	15,052	2,255,693

		$22,154,862

Capital Markets — 1.0%
Cboe Global Markets, Inc.	53,462	$6,660,831

		$6,660,831

Commercial Services & Supplies — 1.4%
Deluxe Corp.	119,681	$9,196,288

		$9,196,288

Security	Shares	Value

Communications Equipment — 0.8%
Cisco Systems, Inc.	134,242	$5,141,469

		$5,141,469

Consumer Finance — 2.0%
Ally Financial, Inc.	257,067	$7,496,074
OneMain Holdings, Inc.(1)	213,017	5,536,312

		$13,032,386

Containers & Packaging — 2.5%
Ball Corp.	155,110	$5,870,913
International Paper Co.	178,222	10,326,183

		$16,197,096

Diversified Consumer Services — 0.8%
Bright Horizons Family Solutions, Inc.(1)	51,313	$4,823,422

		$4,823,422

Diversified Telecommunication Services — 2.3%
Verizon Communications, Inc.	284,803	$15,074,623

		$15,074,623

Electric Utilities — 1.7%
Edison International	87,000	$5,501,880
NextEra Energy, Inc.	34,436	5,378,559

		$10,880,439

Energy Equipment & Services — 0.9%
Halliburton Co.	111,892	$5,468,162

		$5,468,162

Equity Real Estate Investment Trusts (REITs) — 2.6%
Equity Residential	150,646	$9,606,695
Public Storage	33,299	6,959,491

		$16,566,186

Food & Staples Retailing — 3.2%
Performance Food Group Co.(1)	346,458	$11,467,760
US Foods Holding Corp.(1)	295,338	9,430,142

		$20,897,902

Food Products — 1.4%
Pinnacle Foods, Inc.	153,895	$9,152,136

		$9,152,136

18	See Notes to Financial Statements.

Stock Portfolio

December 31, 2017

Portfolio of Investments — continued

Security	Shares	Value

Health Care Equipment & Supplies — 1.7%
Danaher Corp.	85,826	$7,966,369
Medtronic PLC	39,318	3,174,929

		$11,141,298

Health Care Providers & Services — 2.6%
Aetna, Inc.	63,893	$11,525,658
Chemed Corp.	22,494	5,466,492

		$16,992,150

Household Durables — 1.6%
Newell Brands, Inc.	333,941	$10,318,777

		$10,318,777

Household Products — 1.2%
Colgate-Palmolive Co.	98,836	$7,457,176

		$7,457,176

Independent Power and Renewable Electricity Producers — 0.5%
NextEra Energy Partners L.P.	78,220	$3,372,064

		$3,372,064

Industrial Conglomerates — 1.1%
3M Co.	30,303	$7,132,417

		$7,132,417

Insurance — 4.6%
American Financial Group, Inc.	62,308	$6,762,910
Chubb, Ltd.	71,076	10,386,336
First American Financial Corp.	230,492	12,916,772

		$30,066,018

Internet & Direct Marketing Retail — 2.0%
Amazon.com, Inc.(1)	11,242	$13,147,182

		$13,147,182

Internet Software & Services — 7.1%
Alphabet, Inc., Class C(1)	17,042	$17,832,749
Facebook, Inc., Class A(1)	117,832	20,792,635
GoDaddy, Inc., Class A(1)	68,779	3,458,208
Twitter, Inc.(1)	159,600	3,831,996

		$45,915,588

Security	Shares	Value

IT Services — 3.4%
Amdocs, Ltd.	156,382	$10,239,893
Cognizant Technology Solutions Corp., Class A	119,118	8,459,760
International Business Machines Corp.	21,004	3,222,434

		$21,922,087

Media — 4.6%
Interpublic Group of Cos., Inc. (The)	291,263	$5,871,862
Time Warner, Inc.	71,461	6,536,538
Walt Disney Co. (The)	158,409	17,030,551

		$29,438,951

Metals & Mining — 0.4%
Rio Tinto PLC ADR	46,180	$2,444,307

		$2,444,307

Multi-Utilities — 0.9%
Sempra Energy	51,942	$5,553,639

		$5,553,639

Oil, Gas & Consumable Fuels — 5.2%
Chevron Corp.	103,677	$12,979,323
ConocoPhillips	153,966	8,451,194
EOG Resources, Inc.	42,870	4,626,102
Phillips 66	77,625	7,851,769

		$33,908,388

Pharmaceuticals — 5.4%
Jazz Pharmaceuticals PLC(1)	43,013	$5,791,701
Johnson & Johnson	120,124	16,783,725
Pfizer, Inc.	336,968	12,204,981

		$34,780,407

Professional Services — 1.0%
Dun & Bradstreet Corp. (The)	56,168	$6,650,853

		$6,650,853

Road & Rail — 1.1%
CSX Corp.	132,354	$7,280,793

		$7,280,793

Semiconductors & Semiconductor Equipment — 4.0%
Broadcom, Ltd.	10,843	$2,785,567
Intel Corp.	172,526	7,963,800

19	See Notes to Financial Statements.

Stock Portfolio

December 31, 2017

Portfolio of Investments — continued

Security	Shares	Value

Semiconductors & Semiconductor Equipment (continued)
QUALCOMM, Inc.	88,762	$5,682,543
Taiwan Semiconductor Manufacturing Co., Ltd. ADR	119,143	4,724,020
Texas Instruments, Inc.	43,819	4,576,456

		$25,732,386

Software — 3.2%
Adobe Systems, Inc.(1)	49,818	$8,730,106
Intuit, Inc.	29,016	4,578,145
Microsoft Corp.	88,720	7,589,109

		$20,897,360

Specialty Retail — 2.0%
Home Depot, Inc. (The)	68,368	$12,957,787

		$12,957,787

Technology Hardware, Storage & Peripherals — 5.2%
Apple, Inc.	144,417	$24,439,689
HP, Inc.	435,991	9,160,171

		$33,599,860

Tobacco — 1.4%
Philip Morris International, Inc.	85,316	$9,013,635

		$9,013,635

Total Common Stocks (identified cost $521,524,702)		$642,793,392

Short-Term Investments — 0.6%

Description	Units	Value
Eaton Vance Cash Reserves Fund, LLC, 1.50%(2)	4,228,578	$4,228,155

Total Short-Term Investments (identified cost $4,228,560)		$4,228,155

Total Investments — 99.9% (identified cost $525,753,262)		$647,021,547

Other Assets, Less Liabilities — 0.1%		$383,440

Net Assets — 100.0%		$647,404,987

The percentage shown for each investment category in the Portfolio of Investments is based on net assets.

(1)	Non-income producing security.
(2)

Affiliated investment company, available to Eaton Vance portfolios and funds, which invests in high quality, U.S. dollar denominated money market instruments. The rate shown is the annualized seven-day yield as of December 31, 2017.

Abbreviations:

ADR	–	American Depositary Receipt

20	See Notes to Financial Statements.

Stock Portfolio

December 31, 2017

Statement of Assets and Liabilities

Assets	December 31, 2017
Unaffiliated investments, at value (identified cost, $521,524,702)	$642,793,392
Affiliated investment, at value (identified cost, $4,228,560)	4,228,155
Foreign currency, at value (identified cost, $22,505)	22,458
Dividends receivable	646,084
Dividends receivable from affiliated investment	2,813
Tax reclaims receivable	167,023
Total assets	$647,859,925

Liabilities
Payable to affiliates:
Investment adviser fee	$323,910
Trustees’ fees	8,631
Accrued expenses	122,397
Total liabilities	$454,938
Net Assets applicable to investors’ interest in Portfolio	$647,404,987

Sources of Net Assets
Investors’ capital	$526,137,717
Net unrealized appreciation	121,267,270
Total	$647,404,987

21	See Notes to Financial Statements.

Stock Portfolio

December 31, 2017

Statement of Operations

Investment Income	Year Ended December 31, 2017
Dividends (net of foreign taxes, $51,443)	$12,809,902
Dividends from affiliated investment	17,972
Total investment income	$12,827,874

Expenses
Investment adviser fee	$3,766,856
Trustees’ fees and expenses	38,146
Custodian fee	179,754
Legal and accounting services	52,410
Miscellaneous	30,065
Total expenses	$4,067,231

Net investment income	$8,760,643

Realized and Unrealized Gain (Loss)
Net realized gain (loss) —
Investment transactions	$44,409,371	(1)
Investment transactions — affiliated investment	209
Foreign currency transactions	1,489
Net realized gain	$44,411,069
Change in unrealized appreciation (depreciation) —
Investments	$63,698,910
Investments — affiliated investment	(1)
Foreign currency	1,976
Net change in unrealized appreciation (depreciation)	$63,700,885

Net realized and unrealized gain	$108,111,954

Net increase in net assets from operations	$116,872,597

(1)	Includes $6,288,884 of net realized gains from redemptions in-kind.

22	See Notes to Financial Statements.

Stock Portfolio

December 31, 2017

Statements of Changes in Net Assets

	Year Ended December 31,
Increase (Decrease) in Net Assets	2017	2016
From operations —
Net investment income	$8,760,643	$8,396,685
Net realized gain	44,411,069 (1)	12,678,047
Net change in unrealized appreciation (depreciation)	63,700,885	20,172,529
Net increase in net assets from operations	$116,872,597	$41,247,261
Capital transactions —
Contributions	$30,972,679	$255,687,315
Withdrawals	(141,623,853)	(51,820,934)
Portfolio transaction fee	210,734	367,287
Net increase (decrease) in net assets from capital transactions	$(110,440,440)	$204,233,668

Net increase in net assets	$6,432,157	$245,480,929

Net Assets
At beginning of year	$640,972,830	$395,491,901
At end of year	$647,404,987	$640,972,830

(1)	Includes $6,288,884 of net realized gains from redemptions in-kind.

23	See Notes to Financial Statements.

Stock Portfolio

December 31, 2017

Financial Highlights

	Year Ended December 31,
Ratios/Supplemental Data	2017	2016	2015	2014	2013
Ratios (as a percentage of average daily net assets):
Expenses(1)	0.64%	0.65%	0.70%	0.71%	0.73%
Net investment income	1.38%	1.60%	1.16%	1.07%	0.93%
Portfolio Turnover	101%	118%	96%	109%	90%
Total Return	20.31%	7.14%	4.88%	12.56%	33.50%

Net assets, end of year (000’s omitted)	$647,405	$640,973	$395,492	$252,929	$237,133

(1)

Excludes the effect of custody fee credits, if any, of less than 0.005%. Effective September 1, 2015, custody fee credits, which were earned on cash deposit balances, were discontinued by the custodian.

24	See Notes to Financial Statements.

Stock Portfolio

December 31, 2017

Notes to Financial Statements

1  Significant Accounting Policies

Stock Portfolio (the Portfolio) is a Massachusetts business trust registered under the Investment Company Act of 1940, as amended (the 1940 Act), as a diversified, open-end management investment company. The Portfolio’s investment objective is to achieve long-term capital appreciation by investing in a diversified portfolio of equity securities. The Declaration of Trust permits the Trustees to issue interests in the Portfolio. At December 31, 2017, Eaton Vance Stock Fund, Eaton Vance Stock NextShares and Eaton Vance Balanced Fund held an interest of 16.0%, 1.9% and 82.1%, respectively, in the Portfolio.

The following is a summary of significant accounting policies of the Portfolio. The policies are in conformity with accounting principles generally accepted in the United States of America (U.S. GAAP). The Portfolio is an investment company and follows accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946.

A  Investment Valuation — The following methodologies are used to determine the market value or fair value of investments.

Equity Securities. Equity securities listed on a U.S. securities exchange generally are valued at the last sale or closing price on the day of valuation or, if no sales took place on such date, at the mean between the closing bid and asked prices therefore on the exchange where such securities are principally traded. Equity securities listed on the NASDAQ Global or Global Select Market generally are valued at the NASDAQ official closing price. Unlisted or listed securities for which closing sales prices or closing quotations are not available are valued at the mean between the latest available bid and asked prices.

Foreign Securities and Currencies. Foreign securities and currencies are valued in U.S. dollars, based on foreign currency exchange rate quotations supplied by a third party pricing service. The pricing service uses a proprietary model to determine the exchange rate. Inputs to the model include reported trades and implied bid/ask spreads. The daily valuation of exchange-traded foreign securities generally is determined as of the close of trading on the principal exchange on which such securities trade. Events occurring after the close of trading on foreign exchanges may result in adjustments to the valuation of foreign securities to more accurately reflect their fair value as of the close of regular trading on the New York Stock Exchange. When valuing foreign equity securities that meet certain criteria, the Portfolio’s Trustees have approved the use of a fair value service that values such securities to reflect market trading that occurs after the close of the applicable foreign markets of comparable securities or other instruments that have a strong correlation to the fair-valued securities.

Affiliated Fund. The Portfolio may invest in Eaton Vance Cash Reserves Fund, LLC (Cash Reserves Fund), an affiliated investment company managed by Eaton Vance Management (EVM). While Cash Reserves Fund is not a registered money market mutual fund, it conducts all of its investment activities in accordance with the requirements of Rule 2a-7 under the 1940 Act. Investments in Cash Reserves Fund are valued at the closing net asset value per unit on the valuation day. Cash Reserves Fund generally values its investment securities based on available market quotations provided by a third party pricing service.

Fair Valuation. Investments for which valuations or market quotations are not readily available or are deemed unreliable are valued at fair value using methods determined in good faith by or at the direction of the Trustees of the Portfolio in a manner that fairly reflects the security’s value, or the amount that the Portfolio might reasonably expect to receive for the security upon its current sale in the ordinary course. Each such determination is based on a consideration of relevant factors, which are likely to vary from one pricing context to another. These factors may include, but are not limited to, the type of security, the existence of any contractual restrictions on the security’s disposition, the price and extent of public trading in similar securities of the issuer or of comparable companies or entities, quotations or relevant information obtained from broker/dealers or other market participants, information obtained from the issuer, analysts, and/or the appropriate stock exchange (for exchange-traded securities), an analysis of the company’s or entity’s financial condition, and an evaluation of the forces that influence the issuer and the market(s) in which the security is purchased and sold.

B  Investment Transactions — Investment transactions for financial statement purposes are accounted for on a trade date basis. Realized gains and losses on investments sold are determined on the basis of identified cost.

C  Income — Dividend income is recorded on the ex-dividend date for dividends received in cash and/or securities. However, if the ex-dividend date has passed, certain dividends from foreign securities are recorded as the Portfolio is informed of the ex-dividend date. Withholding taxes on foreign dividends and capital gains have been provided for in accordance with the Portfolio’s understanding of the applicable countries’ tax rules and rates.

D  Federal Taxes — The Portfolio has elected to be treated as a partnership for federal tax purposes. No provision is made by the Portfolio for federal or state taxes on any taxable income of the Portfolio because each investor in the Portfolio is ultimately responsible for the payment of any taxes on its share of taxable income. Since at least one of the Portfolio’s investors is a regulated investment company that invests all or substantially all of its assets in the Portfolio, the Portfolio normally must satisfy the applicable source of income and diversification requirements (under the Internal Revenue Code) in order for its investors to satisfy them. The Portfolio will allocate, at least annually among its investors, each investor’s distributive share of the Portfolio’s net investment income, net realized capital gains and losses and any other items of income, gain, loss, deduction or credit.

As of December 31, 2017, the Portfolio had no uncertain tax positions that would require financial statement recognition, de-recognition, or disclosure. The Portfolio files a U.S. federal income tax return annually after its fiscal year-end, which is subject to examination by the Internal Revenue Service for a period of three years from the date of filing.

E  Foreign Currency Translation — Investment valuations, other assets, and liabilities initially expressed in foreign currencies are translated each business day into U.S. dollars based upon current exchange rates. Purchases and sales of foreign investment securities and income and expenses denominated in

25

Stock Portfolio

December 31, 2017

Notes to Financial Statements — continued

foreign currencies are translated into U.S. dollars based upon currency exchange rates in effect on the respective dates of such transactions. Recognized gains or losses on investment transactions attributable to changes in foreign currency exchange rates are recorded for financial statement purposes as net realized gains and losses on investments. That portion of unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

F  Use of Estimates — The preparation of the financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expense during the reporting period. Actual results could differ from those estimates.

G  Indemnifications — Under the Portfolio’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Portfolio. Under Massachusetts law, if certain conditions prevail, interestholders in the Portfolio could be deemed to have personal liability for the obligations of the Portfolio. However, the Portfolio’s Declaration of Trust contains an express disclaimer of liability on the part of Portfolio interestholders and the By-laws provide that the Portfolio shall assume the defense on behalf of any Portfolio interestholder. Moreover, the By-laws also provide for indemnification out of Portfolio property of any interestholder held personally liable solely by reason of being or having been an interestholder for all loss or expense arising from such liability. Additionally, in the normal course of business, the Portfolio enters into agreements with service providers that may contain indemnification clauses. The Portfolio’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Portfolio that have not yet occurred.

H  Capital Transactions — To seek to protect the Portfolio (and, indirectly, other investors in the Portfolio) against the costs of accommodating investor inflows and outflows, the Portfolio imposes a fee (“Portfolio transaction fee”) on inflows and outflows by Portfolio investors. The Portfolio transaction fee is sized to cover the estimated cost to the Portfolio of, in connection with issuing interests, converting the cash and/or other instruments it receives to the desired composition and, in connection with redeeming its interests, converting Portfolio holdings to cash and/or other instruments to be distributed. Such fee, which may vary over time, is limited to amounts that have been authorized by the Board of Trustees and determined by EVM to be appropriate. The maximum Portfolio transaction fee is 2% of the amount of net contributions or withdrawals. The Portfolio transaction fee is recorded as a component of capital transactions on the Statements of Changes in Net Assets.

2  Investment Adviser Fee and Other Transactions with Affiliates

The investment adviser fee is earned by Boston Management and Research (BMR), a subsidiary of EVM, as compensation for investment advisory services rendered to the Portfolio. Pursuant to the investment advisory agreement and subsequent fee reduction agreement between the Portfolio and BMR, the fee is computed at an annual rate of 0.60% of the Portfolio’s average daily net assets up to $500 million and 0.575% from $500 million but less than $1 billion, and is payable monthly. On net assets of $1 billion or over, the annual fee is reduced. The fee reduction cannot be terminated or reduced without the approval of a majority vote of the Trustees of the Portfolio who are not interested persons of BMR or the Portfolio and by the vote of a majority of the holders of interest in the Portfolio. For the year ended December 31, 2017, the Portfolio’s investment adviser fee amounted to $3,766,856 or 0.59% of the Portfolio’s average daily net assets. The Portfolio invests its cash in Cash Reserves Fund. EVM does not currently receive a fee for advisory services provided to Cash Reserves Fund.

Trustees and officers of the Portfolio who are members of EVM’s or BMR’s organizations receive remuneration for their services to the Portfolio out of the investment adviser fee. Trustees of the Portfolio who are not affiliated with the investment adviser may elect to defer receipt of all or a percentage of their annual fees in accordance with the terms of the Trustees Deferred Compensation Plan. For the year ended December 31, 2017, no significant amounts have been deferred. Certain officers and Trustees of the Portfolio are officers of the above organizations.

3  Purchases and Sales of Investments

Purchases and sales of investments, other than short-term obligations and in-kind transactions, aggregated $642,276,960 and $732,665,646, respectively, for the year ended December 31, 2017. In-kind contributions and withdrawals for the year ended December 31, 2017 aggregated $11,916,093 and $26,290,244, respectively.

4  Federal Income Tax Basis of Investments

The cost and unrealized appreciation (depreciation) of investments of the Portfolio at December 31, 2017, as determined on a federal income tax basis, were as follows:

Aggregate cost	$526,378,895

Gross unrealized appreciation	$126,696,448
Gross unrealized depreciation	(6,053,796)

Net unrealized appreciation	$120,642,652

26

Stock Portfolio

December 31, 2017

Notes to Financial Statements — continued

5  Line of Credit

The Portfolio participates with other portfolios and funds managed by EVM and its affiliates in a $625 million unsecured line of credit agreement with a group of banks, which is in effect through October 30, 2018. Borrowings are made by the Portfolio solely to facilitate the handling of unusual and/or unanticipated short-term cash requirements. Interest is charged to the Portfolio based on its borrowings at an amount above either the Eurodollar rate or Federal Funds rate. In addition, a fee computed at an annual rate of 0.15% on the daily unused portion of the line of credit is allocated among the participating portfolios and funds at the end of each quarter. Because the line of credit is not available exclusively to the Portfolio, it may be unable to borrow some or all of its requested amounts at any particular time. The Portfolio did not have any significant borrowings or allocated fees during the year ended December 31, 2017.

6  Fair Value Measurements

Under generally accepted accounting principles for fair value measurements, a three-tier hierarchy to prioritize the assumptions, referred to as inputs, is used in valuation techniques to measure fair value. The three-tier hierarchy of inputs is summarized in the three broad levels listed below.

•	Level 1 – quoted prices in active markets for identical investments

•	Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 – significant unobservable inputs (including a fund’s own assumptions in determining the fair value of investments)

In cases where the inputs used to measure fair value fall in different levels of the fair value hierarchy, the level disclosed is determined based on the lowest level input that is significant to the fair value measurement in its entirety. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

At December 31, 2017, the hierarchy of inputs used in valuing the Portfolio’s investments, which are carried at value, were as follows:

Asset Description	Level 1		Level 2	Level 3	Total

Common Stocks	$642,793,392	*	$—	$—	$642,793,392
Short-Term Investments	—		4,228,155	—	4,228,155

Total Investments	$642,793,392		$4,228,155	$—	$647,021,547

*	The level classification by major category of investments is the same as the category presentation in the Portfolio of Investments.

The Portfolio held no investments or other financial instruments as of December 31, 2016 whose fair value was determined using Level 3 inputs. At December 31, 2017, there were no investments transferred between Level 1 and Level 2 during the year then ended.

27

Stock Portfolio

December 31, 2017

Report of Independent Registered Public Accounting Firm

To the Trustees and Investors of Stock Portfolio:

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statement of assets and liabilities of Stock Portfolio (the “Portfolio”), including the portfolio of investments, as of December 31, 2017, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Portfolio as of December 31, 2017, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Portfolio’s management. Our responsibility is to express an opinion on the Portfolio’s financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Portfolio in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Portfolio is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Portfolio’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 2017, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

DELOITTE & TOUCHE LLP

Boston, Massachusetts

February 22, 2018

We have served as the auditor of one or more Eaton Vance investment companies since 1959.

28

Eaton Vance

Stock Fund

December 31, 2017

Management and Organization

Fund Management.  The Trustees of Eaton Vance Mutual Funds Trust (the Trust) and Stock Portfolio (the Portfolio) are responsible for the overall management and supervision of the Trust’s and Portfolio’s affairs. The Trustees and officers of the Trust and the Portfolio are listed below. Except as indicated, each individual has held the office shown or other offices in the same company for the last five years. Trustees and officers of the Trust and the Portfolio hold indefinite terms of office. The “Noninterested Trustees” consist of those Trustees who are not “interested persons” of the Trust and the Portfolio, as that term is defined under the 1940 Act. The business address of each Trustee and officer is Two International Place, Boston, Massachusetts 02110. As used below, “EVC” refers to Eaton Vance Corp., “EV” refers to Eaton Vance, Inc., “EVM” refers to Eaton Vance Management, “BMR” refers to Boston Management and Research and “EVD” refers to Eaton Vance Distributors, Inc. EVC and EV are the corporate parent and trustee, respectively, of EVM and BMR. EVD is the Fund’s principal underwriter, the Portfolio’s placement agent and a wholly-owned subsidiary of EVC. Each officer affiliated with Eaton Vance may hold a position with other Eaton Vance affiliates that is comparable to his or her position with EVM listed below. Each Trustee oversees 177 portfolios in the Eaton Vance Complex (including all master and feeder funds in a master feeder structure). Each officer serves as an officer of certain other Eaton Vance funds. Each Trustee and officer serves until his or her successor is elected.

Name and Year of Birth	Position(s) with the Trust and the Portfolio	Trustee Since(1)	Principal Occupation(s) and Directorships During Past Five Years and Other Relevant Experience
Interested Trustee

Thomas E. Faust Jr. 1958	Trustee	2007

Chairman, Chief Executive Officer and President of EVC, Director and President of EV, Chief Executive Officer and President of EVM and BMR, and Director of EVD. Trustee and/or officer of 177 registered investment companies. Mr. Faust is an interested person because of his positions with EVM, BMR, EVD, EVC and EV, which are affiliates of the Trust and the Portfolio.

Directorships in the Last Five Years.(2) Director of EVC and Hexavest Inc. (investment management firm).

Noninterested Trustees

Mark R. Fetting 1954	Trustee	2016

Private investor. Formerly held various positions at Legg Mason, Inc. (investment management firm) (2000-2012), including President, Chief Executive Officer, Director and Chairman (2008-2012), Senior Executive Vice President (2004-2008) and Executive Vice President (2001-2004). Formerly, President of Legg Mason family of funds (2001-2008). Formerly, Division President and Senior Officer of Prudential Financial Group, Inc. and related companies (investment management firm) (1991-2000).

Directorships in the Last Five Years. Formerly, Director and Chairman of Legg Mason, Inc. (2008-2012); Director/Trustee and Chairman of Legg Mason family of funds (14 funds) (2008-2012); and Director/Trustee of the Royce family of funds (35 funds) (2001-2012).

Cynthia E. Frost 1961	Trustee	2014

Private investor. Formerly, Chief Investment Officer of Brown University (university endowment) (2000-2012); Formerly, Portfolio Strategist for Duke Management Company (university endowment manager) (1995-2000); Formerly, Managing Director, Cambridge Associates (investment consulting company) (1989-1995); Formerly, Consultant, Bain and Company (management consulting firm) (1987-1989); Formerly, Senior Equity Analyst, BA Investment Management Company (1983-1985).

Directorships in the Last Five Years. None.

George J. Gorman 1952	Trustee	2014

Principal at George J. Gorman LLC (consulting firm). Formerly, Senior Partner at Ernst & Young LLP (a registered public accounting firm) (1974-2009).

Directorships in the Last Five Years. Formerly, Trustee of the BofA Funds Series Trust (11 funds) (2011-2014) and of the Ashmore Funds (9 funds) (2010-2014).

Valerie A. Mosley 1960	Trustee	2014

Chairwoman and Chief Executive Officer of Valmo Ventures (a consulting and investment firm). Former Partner and Senior Vice President, Portfolio Manager and Investment Strategist at Wellington Management Company, LLP (investment management firm) (1992-2012). Former Chief Investment Officer, PG Corbin Asset Management (1990-1992). Formerly worked in institutional corporate bond sales at Kidder Peabody (1986-1990).

Directorships in the Last Five Years.(2) Director of Dynex Capital, Inc. (mortgage REIT) (since 2013).

29

Eaton Vance

Stock Fund

December 31, 2017

Management and Organization — continued

Name and Year of Birth	Position(s) with the Trust and the Portfolio	Trustee Since(1)	Principal Occupation(s) and Directorships During Past Five Years and Other Relevant Experience
Noninterested Trustees (continued)

William H. Park 1947	Chairperson of the Board and Trustee	2016 (Chairperson) 2003 (Trustee)

Private investor. Formerly, Consultant (management and transactional) (2012-2014). Formerly, Chief Financial Officer, Aveon Group L.P. (investment management firm) (2010-2011). Formerly, Vice Chairman, Commercial Industrial Finance Corp. (specialty finance company) (2006-2010). Formerly, President and Chief Executive Officer, Prizm Capital Management, LLC (investment management firm) (2002-2005). Formerly, Executive Vice President and Chief Financial Officer, United Asset Management Corporation (investment management firm) (1982-2001). Formerly, Senior Manager, Price Waterhouse (now PricewaterhouseCoopers) (a registered public accounting firm) (1972-1981).

Directorships in the Last Five Years.(2) None.

Helen Frame Peters 1948	Trustee	2008

Professor of Finance, Carroll School of Management, Boston College. Formerly, Dean, Carroll School of Management, Boston College (2000-2002). Formerly, Chief Investment Officer, Fixed Income, Scudder Kemper Investments (investment management firm) (1998-1999). Formerly, Chief Investment Officer, Equity and Fixed Income, Colonial Management Associates (investment management firm) (1991-1998).

Directorships in the Last Five Years.(2) Formerly, Director of BJ’s Wholesale Club, Inc. (wholesale club retailer) (2004-2011). Formerly, Trustee of SPDR Index Shares Funds and SPDR Series Trust (exchange traded funds) (2000-2009). Formerly, Director of Federal Home Loan Bank of Boston (a bank for banks) (2007-2009).

Susan J. Sutherland 1957	Trustee	2015

Private investor. Formerly, Associate, Counsel and Partner at Skadden, Arps, Slate, Meagher & Flom LLP (law firm) (1982-2013).

Directorships in the Last Five Years. Formerly, Director of Montpelier Re Holdings Ltd. (global provider of customized insurance and reinsurance products) (2013-2015).

Harriett Tee Taggart 1948	Trustee	2011

Managing Director, Taggart Associates (a professional practice firm). Formerly, Partner and Senior Vice President, Wellington Management Company, LLP (investment management firm) (1983-2006).

Directorships in the Last Five Years.(2) Director of Albemarle Corporation (chemicals manufacturer) (since 2007) and The Hanover Group (specialty property and casualty insurance company) (since 2009). Formerly, Director of Lubrizol Corporation (specialty chemicals) (2007-2011).

Scott E. Wennerholm 1959	Trustee	2016

Trustee at Wheelock College (postsecondary institution) (since 2012). Formerly, Consultant at GF Parish Group (executive recruiting firm) (2016-2017). Formerly, Chief Operating Officer and Executive Vice President at BNY Mellon Asset Management (investment management firm) (2005-2011). Formerly, Chief Operating Officer and Chief Financial Officer at Natixis Global Asset Management (investment management firm) (1997-2004). Formerly, Vice President at Fidelity Investments Institutional Services (investment management firm) (1994-1997).

Directorships in the Last Five Years. None.

Principal Officers who are not Trustees
Name and Year of Birth	Position(s) with the Trust and the Portfolio	Officer Since(3)	Principal Occupation(s) During Past Five Years
Payson F. Swaffield 1956	President of the Trust	2003	Vice President and Chief Income Investment Officer of EVM and BMR. Also Vice President of Calvert Research and Management (“CRM”).

Edward J. Perkin 1972	President of the Portfolio	2014	Chief Equity Investment Officer and Vice President of EVM and BMR since 2014. Formerly, Chief Investment Officer, International and Emerging Markets Equity, and Managing Director, Portfolio Manager, Europe, EAFE and Global at Goldman Sachs Asset Management (2002-2014). Also Vice President of CRM.

Maureen A. Gemma 1960	Vice President, Secretary and Chief Legal Officer	2005	Vice President of EVM and BMR. Also Vice President of CRM.

30

Eaton Vance

Stock Fund

December 31, 2017

Management and Organization — continued

Name and Year of Birth	Position(s) with the Trust and the Portfolio	Officer Since(3)	Principal Occupation(s) During Past Five Years
Principal Officers who are not Trustees (continued)

James F. Kirchner 1967	Treasurer	2007	Vice President of EVM and BMR. Also Vice President of CRM.

Richard F. Froio 1968	Chief Compliance Officer	2017	Vice President of EVM and BMR since 2017. Formerly Deputy Chief Compliance Officer (Adviser/Funds) and Chief Compliance Officer (Distribution) at PIMCO (2012-2017) and Managing Director at BlackRock/Barclays Global Investors (2009-2012).

(1)	Year first appointed to serve as Trustee for a fund in the Eaton Vance family of funds. Each Trustee has served continuously since appointment unless indicated otherwise.
(2)

During their respective tenures, the Trustees (except for Mmes. Frost and Sutherland and Messrs. Fetting, Gorman and Wennerholm) also served as Board members of one or more of the following funds (which operated in the years noted): eUnitsTM 2 Year U.S. Market Participation Trust: Upside to Cap / Buffered Downside (launched in 2012 and terminated in 2014); eUnitsTM 2 Year U.S. Market Participation Trust II: Upside to Cap / Buffered Downside (launched in 2012 and terminated in 2014); and Eaton Vance National Municipal Income Trust (launched in 1998 and terminated in 2009). However, Ms. Mosley did not serve as a Board member of eUnitsTM 2 Year U.S. Market Participation Trust: Upside to Cap / Buffered Downside (launched in 2012 and terminated in 2014).

(3)

Year first elected to serve as officer of a fund in the Eaton Vance family of funds when the officer has served continuously. Otherwise, year of most recent election as an officer of a fund in the Eaton Vance family of funds. Titles may have changed since initial election.

The SAI for the Fund includes additional information about the Trustees and officers of the Fund and the Portfolio and can be obtained without charge on Eaton Vance’s website at www.eatonvance.com or by calling 1-800-262-1122.

31

Eaton Vance Funds

IMPORTANT NOTICES

Privacy.  The Eaton Vance organization is committed to ensuring your financial privacy. Each of the financial institutions identified below has in effect the following policy (“Privacy Policy”) with respect to nonpublic personal information about its customers:

•

Only such information received from you, through application forms or otherwise, and information about your Eaton Vance fund transactions will be collected. This may include information such as name, address, social security number, tax status, account balances and transactions.

•

None of such information about you (or former customers) will be disclosed to anyone, except as permitted by law (which includes disclosure to employees necessary to service your account). In the normal course of servicing a customer’s account, Eaton Vance may share information with unaffiliated third parties that perform various required services such as transfer agents, custodians and broker-dealers.

•	Policies and procedures (including physical, electronic and procedural safeguards) are in place that are designed to protect the confidentiality of such information.

•

We reserve the right to change our Privacy Policy at any time upon proper notification to you. Customers may want to review our Privacy Policy periodically for changes by accessing the link on our homepage: www.eatonvance.com.

Our pledge of privacy applies to the following entities within the Eaton Vance organization: the Eaton Vance Family of Funds, Eaton Vance Management, Eaton Vance Investment Counsel, Eaton Vance Distributors, Inc., Eaton Vance Trust Company, Eaton Vance Management (International) Limited, Eaton Vance Advisers International Ltd., Eaton Vance Management’s Real Estate Investment Group and Boston Management and Research. In addition, our Privacy Policy applies only to those Eaton Vance customers who are individuals and who have a direct relationship with us. If a customer’s account (i.e., fund shares) is held in the name of a third-party financial advisor/broker-dealer, it is likely that only such advisor’s privacy policies apply to the customer. This notice supersedes all previously issued privacy disclosures. For more information about Eaton Vance’s Privacy Policy, please call 1-800-262-1122.

Delivery of Shareholder Documents.  The Securities and Exchange Commission (SEC) permits funds to deliver only one copy of shareholder documents, including prospectuses, proxy statements and shareholder reports, to fund investors with multiple accounts at the same residential or post office box address. This practice is often called “householding” and it helps eliminate duplicate mailings to shareholders. Eaton Vance, or your financial advisor, may household the mailing of your documents indefinitely unless you instruct Eaton Vance, or your financial advisor, otherwise. If you would prefer that your Eaton Vance documents not be householded, please contact Eaton Vance at 1-800-262-1122, or contact your financial advisor. Your instructions that householding not apply to delivery of your Eaton Vance documents will typically be effective within 30 days of receipt by Eaton Vance or your financial advisor. Separate statements will be generated for each separate account and will be householded as described above.

Portfolio Holdings.  Each Eaton Vance Fund and its underlying Portfolio(s) (if applicable) will file a schedule of portfolio holdings on Form N-Q with the SEC for the first and third quarters of each fiscal year. The Form N-Q will be available on the Eaton Vance website at www.eatonvance.com, by calling Eaton Vance at 1-800-262-1122 or in the EDGAR database on the SEC’s website at www.sec.gov. Form N-Q may also be reviewed and copied at the SEC’s public reference room in Washington, D.C. (call 1-800-732-0330 for information on the operation of the public reference room).

Proxy Voting.  From time to time, funds are required to vote proxies related to the securities held by the funds. The Eaton Vance Funds or their underlying Portfolios (if applicable) vote proxies according to a set of policies and procedures approved by the Funds’ and Portfolios’ Boards. You may obtain a description of these policies and procedures and information on how the Funds or Portfolios voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge, upon request, by calling 1-800-262-1122 and by accessing the SEC’s website at www.sec.gov.

32

Investment Adviser of Stock Portfolio

Boston Management and Research

Two International Place

Boston, MA 02110

Administrator of Eaton Vance Stock Fund

Eaton Vance Management

Two International Place

Boston, MA 02110

Principal Underwriter*

Eaton Vance Distributors, Inc.

Two International Place

Boston, MA 02110

(617) 482-8260

Custodian

State Street Bank and Trust Company

State Street Financial Center, One Lincoln Street

Boston, MA 02111

Transfer Agent

BNY Mellon Investment Servicing (US) Inc.

Attn: Eaton Vance Funds

P.O. Box 9653

Providence, RI 02940-9653

(800) 262-1122

Independent Registered Public Accounting Firm

Deloitte & Touche LLP

200 Berkeley Street

Boston, MA 02116-5022

Fund Offices

Two International Place

Boston, MA 02110

*	FINRA BrokerCheck. Investors may check the background of their Investment Professional by contacting the Financial Industry Regulatory Authority (FINRA). FINRA BrokerCheck is a free tool to help investors check the professional background of current and former FINRA-registered securities firms and brokers. FINRA BrokerCheck is available by calling 1-800-289-9999 and at www.FINRA.org. The FINRA BrokerCheck brochure describing this program is available to investors at www.FINRA.org.

1325    12.31.17

Eaton Vance

Tax-Managed Growth Funds

1.1 and 1.2

Annual Report

December 31, 2017

Commodity Futures Trading Commission Registration. Effective December 31, 2012, the Commodity Futures Trading Commission (“CFTC”) adopted certain regulatory changes that subject registered investment companies and advisers to regulation by the CFTC if a fund invests more than a prescribed level of its assets in certain CFTC-regulated instruments (including futures, certain options and swap agreements) or markets itself as providing investment exposure to such instruments. Each Fund has claimed an exclusion from the definition of the term “commodity pool operator” under the Commodity Exchange Act. Accordingly, neither the Funds nor the adviser with respect to the operation of the Funds is subject to CFTC regulation. Because of its management of other strategies, each Fund’s adviser is registered with the CFTC as a commodity pool operator and a commodity trading advisor.

Fund shares are not insured by the FDIC and are not deposits or other obligations of, or guaranteed by, any depository institution. Shares are subject to investment risks, including possible loss of principal invested.

This report must be preceded or accompanied by a current summary prospectus or prospectus. Before investing, investors should consider carefully the investment objective, risks, and charges and expenses of a mutual fund. This and other important information is contained in the summary prospectus and prospectus, which can be obtained from a financial advisor. Prospective investors should read the prospectus carefully before investing. For further information, please call 1-800-262-1122.

Annual Report December 31, 2017

Eaton Vance

Tax-Managed Growth Funds 1.1 and 1.2

Management’s Discussion of Fund Performance	2

Performance

Tax-Managed Growth Fund 1.1	3
Tax-Managed Growth Fund 1.2	4

Fund Profile	5

Endnotes and Additional Disclosures	6

Fund Expenses	7

Financial Statements	9

Report of Independent Registered Public Accounting Firm	27 and 46

Federal Tax Information	28

Management and Organization	47

Important Notices	53

Eaton Vance

Tax-Managed Growth Funds 1.1 and 1.2

December 31, 2017

Management’s Discussion of Fund Performance1

Economic and Market Conditions

U.S. stock markets moved steadily higher over the 12-month period ended December 31, 2017 due to an extended rally that began with President Trump’s election victory. Strong global economic growth and rising corporate profits helped drive market gains.

When the period began, U.S. stock markets were on the upswing following the U.S. election outcome in November 2016. Those markets slipped in March 2017, as the failure of the President’s health care bill in Congress raised concerns about prospects for the rest of the administration’s economic policy agenda, including tax reform and infrastructure spending. But U.S. stock markets, backed by positive economic reports, quickly regained their upward momentum. Citing the strengthening economy, the U.S. Federal Reserve (the Fed) raised its benchmark interest rate in March 2017 and again in June 2017.

U.S. equity markets briefly retreated in August 2017 amid the North Korea stand-off and the devastation left by Hurricane Harvey in Texas. Those markets soon rebounded, however, with major U.S. indexes reaching multiple record highs in the final three months of the period ended December 31, 2017. Investors anticipated and then cheered passage of the Republican tax reform package championed by President Trump. Deep cuts in the corporate tax rate, a key element of the tax bill, raised expectations for higher corporate earnings. In December, the Fed increased interest rates for the third and final time in 2017. As with the two previous rate hikes, investors took the announcement in stride and continued to push domestic stock prices higher. In terms of economic sectors, information technology and financials led the U.S. market’s advance during the period ended December 31, 2017.

For the 12-month period ended December 31, 2017, all major U.S. stock indexes recorded double-digit returns. The blue-chip Dow Jones Industrial Average2 rose 28.11%, while the broader U.S. equity market, as represented by the S&P 500 Index, returned 21.83%. The technology-laden NASDAQ Composite Index delivered a 29.64% gain. Large-cap U.S. stocks, as measured by the S&P 500 Index, outperformed their small-cap counterparts as measured by the Russell 2000® Index during the period. Growth stocks outpaced value stocks within both the large- and small-cap categories, as measured by the Russell growth and value indexes.

Fund Performance

For the 12-month period ended December 31, 2017, Eaton Vance Tax-Managed Growth Fund 1.1 and Eaton Vance Tax-Managed Growth Fund 1.2 (each a Fund and collectively the Funds) had total returns of 22.35% and 22.15%, respectively, for Class A shares at net asset value (NAV). By comparison, the Funds’ benchmark, the S&P 500 Index (the Index), returned 21.83% for the period.

The Funds’ relative outperformance versus the Index was due largely to sector and industry allocation, with stock selection also contributing to the Funds’ relative performance. Of the 11 economic sectors in the Index, nine had positive returns for the 12-month period, while each of the Funds recorded positive returns in 10 of those sectors.

Stock selection in the industrials sector made the biggest contribution to the Funds’ relative performance, particularly holdings in aerospace & defense industry. Aircraft giant Boeing Co. was the Funds’ top-performing individual stock for the 12-month period amid strong aircraft market demand.

An overweight in the outperforming information technology sector further boosted the Funds’ relative performance for the period. Within the sector, both an overweight and stock selection in the internet software and services industry proved beneficial. Social network leader Facebook, Inc. was among the Funds’ best-performing individual stocks, as was cloud computing leader Arista Networks, Inc. Both companies’ results exceeded expectations during the period.

An underweight in the lagging telecommunication services sector also helped the Funds’ relative performance for the

12-month period.

Conversely, the health care sector detracted from the Funds’ relative performance, largely due to stock selection. In particular, holdings in the pharmaceuticals and health care providers & services industries hurt the Funds’ relative performance. Generic drug firm Teva Pharmaceutical Industries, Ltd. ADR was the Funds’ worst-performing individual stock for the 12-month period, as continuing pricing pressures on drug prices and internal restructuring dampened the company’s results.

Stock selection in the energy sector, especially in the oil & gas industry, also hampered the Funds’ relative performance. With energy prices low during the period, oil giant Exxon Mobil Corp. and oilfield services leader Schlumberger, Ltd. were among the Funds’ poorest-performing individual stocks.

Stock selection in the consumer discretionary further detracted from the Funds’ relative performance. Within the sector, the Funds’ holding in coffee chain Starbucks Corp. was a notable detractor, as the company’s disappointing traffic and sales results led to lower growth expectations during the 12-month period. Entertainment leader Walt Disney Co. was also among the Funds’ weakest-performing individual stocks amid continuing pressures in its key cable asset and uncertainty surrounding its investments in a new direct-to-consumer digital strategy.

See Endnotes and Additional Disclosures in this report.

Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value (NAV) or offering price (as applicable) with all distributions reinvested. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance less than or equal to one year is cumulative. Performance is for the stated time period only; due to market volatility, the Fund’s current performance may be lower or higher than quoted. Returns are before taxes unless otherwise noted. For performance as of the most recent month-end, please refer to eatonvance.com.

2

Eaton Vance

Tax-Managed Growth Fund 1.1

December 31, 2017

Performance2,3

Portfolio Managers Lewis R. Piantedosi, Michael A. Allison, CFA and Yana S. Barton, CFA

% Average Annual Total Returns	Class Inception Date	Performance Inception Date	One Year	Five Years	Ten Years
Class A at NAV	03/28/1996	03/29/1966	22.35%	15.01%	7.95%
Class A with 5.75% Maximum Sales Charge	—	—	15.32	13.65	7.31
Class B at NAV	03/28/1996	03/29/1966	21.43	14.15	7.14
Class B with 5% Maximum Sales Charge	—	—	16.43	13.91	7.14
Class C at NAV	08/02/1996	03/29/1966	21.46	14.15	7.14
Class C with 1% Maximum Sales Charge	—	—	20.46	14.15	7.14
Class I at NAV	07/02/1999	03/29/1966	22.67	15.30	8.22
S&P 500 Index	—	—	21.83%	15.78%	8.49%

% After-Tax Returns with Maximum Sales Charge	Class Inception Date	Performance Inception Date	One Year	Five Years	Ten Years
Class A After Taxes on Distributions	03/28/1996	03/29/1966	15.08%	13.38%	7.07%
Class A After Taxes on Distributions and Sale of Fund Shares	—	—	8.86	10.92	5.89
Class B After Taxes on Distributions	03/28/1996	03/29/1966	16.43	13.88	7.11
Class B After Taxes on Distributions and Sale of Fund Shares	—	—	9.30	11.18	5.79
Class C After Taxes on Distributions	08/02/1996	03/29/1966	20.39	14.04	7.03
Class C After Taxes on Distributions and Sale of Fund Shares	—	—	11.63	11.37	5.78
Class I After Taxes on Distributions	07/02/1999	03/29/1966	22.33	14.94	7.90
Class I After Taxes on Distributions and Sale of Fund Shares	—	—	13.11	12.29	6.65

% Total Annual Operating Expense Ratios[4]		Class A	Class B	Class C	Class I
		0.81%	1.56%	1.56%	0.56%

Growth of $10,000

This graph shows the change in value of a hypothetical investment of $10,000 in Class A of the Fund for the period indicated. For comparison, the same investment is shown in the indicated index.

Growth of Investment	Amount Invested	Period Beginning	At NAV	With Maximum Sales Charge
Class B	$10,000	12/31/2007	$19,950	N.A.
Class C	$10,000	12/31/2007	$19,947	N.A.
Class I	$250,000	12/31/2007	$551,080	N.A.

See Endnotes and Additional Disclosures in this report.

Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value (NAV) or offering price (as applicable) with all distributions reinvested. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance less than or equal to one year is cumulative. Performance is for the stated time period only; due to market volatility, the Fund’s current performance may be lower or higher than quoted. Returns are before taxes unless otherwise noted. For performance as of the most recent month-end, please refer to eatonvance.com.

3

Eaton Vance

Tax-Managed Growth Fund 1.2

December 31, 2017

Performance2,3

Portfolio Managers Lewis R. Piantedosi, Michael A. Allison, CFA and Yana S. Barton, CFA

% Average Annual Total Returns	Class Inception Date	Performance Inception Date	One Year	Five Years	Ten Years
Class A at NAV	02/28/2001	03/29/1966	22.15%	14.83%	7.77%
Class A with 5.75% Maximum Sales Charge	—	—	15.13	13.47	7.13
Class B at NAV	02/28/2001	03/29/1966	21.23	13.96	6.97
Class B with 5% Maximum Sales Charge	—	—	16.23	13.73	6.97
Class C at NAV	02/28/2001	03/29/1966	21.23	13.98	6.96
Class C with 1% Maximum Sales Charge	—	—	20.23	13.98	6.96
Class I at NAV	02/28/2001	03/29/1966	22.44	15.11	8.04
S&P 500 Index	—	—	21.83%	15.78%	8.49%

% After-Tax Returns with Maximum Sales Charge	Class Inception Date	Performance Inception Date	One Year	Five Years	Ten Years
Class A After Taxes on Distributions	02/28/2001	03/29/1966	14.93%	13.24%	6.92%
Class A After Taxes on Distributions and Sale of Fund Shares	—	—	8.73	10.78	5.75
Class B After Taxes on Distributions	02/28/2001	03/29/1966	16.23	13.72	6.94
Class B After Taxes on Distributions and Sale of Fund Shares	—	—	9.19	11.03	5.64
Class C After Taxes on Distributions	02/28/2001	03/29/1966	20.23	13.93	6.90
Class C After Taxes on Distributions and Sale of Fund Shares	—	—	11.46	11.23	5.63
Class I After Taxes on Distributions	02/28/2001	03/29/1966	22.16	14.81	7.77
Class I After Taxes on Distributions and Sale of Fund Shares	—	—	12.93	12.14	6.51

% Total Annual Operating Expense Ratios[4]		Class A	Class B	Class C	Class I
		0.97%	1.72%	1.72%	0.72%

Growth of $10,000

This graph shows the change in value of a hypothetical investment of $10,000 in Class A of the Fund for the period indicated. For comparison, the same investment is shown in the indicated index.

Growth of Investment	Amount Invested	Period Beginning	At NAV	With Maximum Sales Charge
Class B	$10,000	12/31/2007	$19,620	N.A.
Class C	$10,000	12/31/2007	$19,616	N.A.
Class I	$250,000	12/31/2007	$541,970	N.A.

See Endnotes and Additional Disclosures in this report.

Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value (NAV) or offering price (as applicable) with all distributions reinvested. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance less than or equal to one year is cumulative. Performance is for the stated time period only; due to market volatility, the Fund’s current performance may be lower or higher than quoted. Returns are before taxes unless otherwise noted. For performance as of the most recent month-end, please refer to eatonvance.com.

4

Eaton Vance

Tax-Managed Growth Funds 1.1 and 1.2

December 31, 2017

Fund Profile5

Sector Allocation (% of net assets)6

Top 10 Holdings (% of net assets)6

Apple, Inc.	3.4%

Facebook, Inc., Class A	3.0

Amazon.com, Inc.	2.6

Alphabet, Inc., Class C	2.2

JPMorgan Chase & Co.	2.2

Wells Fargo & Co.	2.1

Intel Corp.	1.9

Alphabet, Inc., Class A	1.9

Boeing Co. (The)	1.8

Johnson & Johnson	1.8

Total	22.9%

See Endnotes and Additional Disclosures in this report.

5

Eaton Vance

Tax-Managed Growth Funds 1.1 and 1.2

December 31, 2017

Endnotes and Additional Disclosures

[1]

The views expressed in this report are those of the portfolio manager(s) and are current only through the date stated at the top of this page. These views are subject to change at any time based upon market or other conditions, and Eaton Vance and the Fund(s) disclaim any responsibility to update such views. These views may not be relied upon as investment advice and, because investment decisions are based on many factors, may not be relied upon as an indication of trading intent on behalf of any Eaton Vance fund. This commentary may contain statements that are not historical facts, referred to as “forward looking statements”. The Fund’s actual future results may differ significantly from those stated in any forward looking statement, depending on factors such as changes in securities or financial markets or general economic conditions, the volume of sales and purchases of Fund shares, the continuation of investment advisory, administrative and service contracts, and other risks discussed from time to time in the Fund’s filings with the Securities and Exchange Commission.

[2]

Dow Jones Industrial Average is a price-weighted average of 30 blue-chip stocks that are generally the leaders in their industry. S&P 500 Index is an unmanaged index of large-cap stocks commonly used as a measure of U.S. stock market performance. NASDAQ Composite Index is a market capitalization-weighted index of all domestic and international securities listed on NASDAQ. Russell 2000® Index is an unmanaged index of 2,000 U.S. small-cap stocks. Unless otherwise stated, index returns do not reflect the effect of any applicable sales charges, commissions, expenses, taxes or leverage, as applicable. It is not possible to invest directly in an index.

[3]

Total Returns at NAV do not include applicable sales charges. If sales charges were deducted, the returns would be lower. Total Returns shown with maximum sales charge reflect the stated maximum sales charge. Unless otherwise stated, performance does not reflect the deduction of taxes on Fund distributions or redemptions of Fund shares. Performance since inception for an index, if presented, is the performance since the Fund’s or oldest share class’ inception, as applicable. After-tax returns are calculated using certain assumptions, including using the highest historical individual federal income tax rates, and do not reflect the impact of state/local taxes. Actual after-tax returns depend on a shareholder’s tax situation and the actual characterization of distributions and may differ from those shown. After-tax returns are not relevant to shareholders who hold shares in tax-deferred accounts or shares held by nontaxable entities. Return After Taxes on Distributions may be the same as Return Before Taxes for the same period because no taxable distributions were made during that period. Return After Taxes on Distributions and Sale of Fund Shares may be greater than or equal to Return After Taxes on Distributions for the same period because of losses realized on the sale of Fund shares. The Fund’s after-tax returns also may reflect foreign tax credits passed by the Fund to its shareholders.

[4]	Source: Fund prospectus. The expense ratios for the current reporting period can be found in the Financial Highlights section of this report.

[5]	Fund invests in an affiliated investment company (Portfolio) with the same objective(s) and policies as the Fund. References to investments are to the Portfolio’s holdings.

[6]	Excludes cash and cash equivalents.

Fund profile subject to change due to active management.

6

Eaton Vance

Tax-Managed Growth Funds 1.1 and 1.2

December 31, 2017

Fund Expenses

Example:  As a Fund shareholder, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchases and redemption fees (if applicable); and (2) ongoing costs, including management fees; distribution or service fees; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of Fund investing and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (July 1, 2017 – December 31, 2017).

Actual Expenses:  The first section of the table below provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes:  The second section of the table below provides information about hypothetical account values and hypothetical expenses based on the actual Fund expense ratio and an assumed rate of return of 5% per year (before expenses), which is not the actual Fund return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption fees (if applicable). Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would be higher.

Eaton Vance Tax-Managed Growth Fund 1.1

	Beginning Account Value (7/1/17)	Ending Account Value (12/31/17)	Expenses Paid During Period* (7/1/17 – 12/31/17)	Annualized Expense Ratio

Actual
Class A	$1,000.00	$1,122.60	$4.17	0.78%
Class B	$1,000.00	$1,118.50	$8.22	1.54%
Class C	$1,000.00	$1,118.70	$8.17	1.53%
Class I	$1,000.00	$1,124.30	$2.84	0.53%

Hypothetical
(5% return per year before expenses)
Class A	$1,000.00	$1,021.30	$3.97	0.78%
Class B	$1,000.00	$1,017.40	$7.83	1.54%
Class C	$1,000.00	$1,017.50	$7.78	1.53%
Class I	$1,000.00	$1,022.50	$2.70	0.53%

*	Expenses are equal to the Fund’s annualized expense ratio for the indicated Class, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). The Example assumes that the $1,000 was invested at the net asset value per share determined at the close of business on June 30, 2017. The Example reflects the expenses of both the Fund and the Portfolio.

7

Eaton Vance

Tax-Managed Growth Funds 1.1 and 1.2

December 31, 2017

Fund Expenses — continued

Eaton Vance Tax-Managed Growth Fund 1.2

	Beginning Account Value (7/1/17)	Ending Account Value (12/31/17)	Expenses Paid During Period* (7/1/17 – 12/31/17)	Annualized Expense Ratio

Actual
Class A	$1,000.00	$1,121.90	$5.03	0.94%
Class B	$1,000.00	$1,117.60	$9.02	1.69%
Class C	$1,000.00	$1,117.60	$9.02	1.69%
Class I	$1,000.00	$1,123.10	$3.69	0.69%

Hypothetical
(5% return per year before expenses)
Class A	$1,000.00	$1,020.50	$4.79	0.94%
Class B	$1,000.00	$1,016.70	$8.59	1.69%
Class C	$1,000.00	$1,016.70	$8.59	1.69%
Class I	$1,000.00	$1,021.70	$3.52	0.69%

*	Expenses are equal to the Fund’s annualized expense ratio for the indicated Class, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). The Example assumes that the $1,000 was invested at the net asset value per share determined at the close of business on June 30, 2017. The Example reflects the expenses of both the Fund and the Portfolio.

8

Eaton Vance

Tax-Managed Growth Funds 1.1 and 1.2

December 31, 2017

Statements of Assets and Liabilities

	December 31, 2017
Assets	Tax-Managed Growth Fund 1.1	Tax-Managed Growth Fund 1.2
Investment in Tax-Managed Growth Portfolio, at value (identified cost, $468,178,241 and $314,065,083, respectively)	$1,621,989,578	$782,143,772
Receivable for Fund shares sold	2,441,803	1,100,335
Total assets	$1,624,431,381	$783,244,107

Liabilities
Payable for Fund shares redeemed	$1,322,133	$596,526
Payable to affiliates:
Administration fee	—	98,902
Distribution and service fees	478,978	248,175
Trustees’ fees	125	125
Accrued expenses	260,693	137,645
Total liabilities	$2,061,929	$1,081,373
Net Assets	$1,622,369,452	$782,162,734

Sources of Net Assets
Paid-in capital	$1,192,456,671	$774,791,133
Accumulated undistributed net investment income	67,674	83,503
Accumulated net realized loss from Portfolio	(723,966,230)	(460,790,591)
Net unrealized appreciation from Portfolio	1,153,811,337	468,078,689
Total	$1,622,369,452	$782,162,734

Class A Shares
Net Assets	$1,257,822,736	$472,740,580
Shares Outstanding	24,517,312	20,498,923
Net Asset Value and Redemption Price Per Share
(net assets ÷ shares of beneficial interest outstanding)	$51.30	$23.06
Maximum Offering Price Per Share
(100 ÷ 94.25 of net asset value per share)	$54.43	$24.47

Class B Shares
Net Assets	$2,069,794	$1,777,716
Shares Outstanding	40,990	77,627
Net Asset Value and Offering Price Per Share*
(net assets ÷ shares of beneficial interest outstanding, including fractional shares)	$50.49	$22.90

Class C Shares
Net Assets	$248,200,621	$173,289,329
Shares Outstanding	5,384,078	7,716,529
Net Asset Value and Offering Price Per Share*
(net assets ÷ shares of beneficial interest outstanding)	$46.10	$22.46

Class I Shares
Net Assets	$114,276,301	$134,355,109
Shares Outstanding	2,384,938	5,813,213
Net Asset Value, Offering Price and Redemption Price Per Share
(net assets ÷ shares of beneficial interest outstanding)	$47.92	$23.11

On sales of $50,000 or more, the offering price of Class A shares is reduced.

*	Redemption price per share is equal to the net asset value less any applicable contingent deferred sales charge.

9	See Notes to Financial Statements.

Eaton Vance

Tax-Managed Growth Funds 1.1 and 1.2

December 31, 2017

Statements of Operations

	Year Ended December 31, 2017
Investment Income	Tax-Managed Growth Fund 1.1	Tax-Managed Growth Fund 1.2
Dividends allocated from Portfolio (net of foreign taxes, $155,429 and $73,595, respectively)	$26,993,484	$12,832,933
Dividends from affiliated investment	—	2,352
Expenses allocated from Portfolio	(6,928,428)	(3,293,692)
Total investment income	$20,065,056	$9,541,593

Expenses
Administration fee	$—	$1,071,479
Distribution and service fees
Class A	2,885,237	1,073,930
Class B	26,607	22,393
Class C	2,529,704	1,716,329
Trustees’ fees and expenses	500	500
Custodian fee	61,042	45,981
Transfer and dividend disbursing agent fees	769,958	345,305
Professional fees	48,565	43,780
Printing and postage	80,134	42,129
Registration fees	81,296	85,734
Miscellaneous	163,111	68,349
Total expenses	$6,646,154	$4,515,909

Net investment income	$13,418,902	$5,025,684

Realized and Unrealized Gain (Loss)
Net realized gain (loss) —
Investment transactions	$—	$56,598
Net realized gain (loss) from Portfolio —
Investment transactions(1)	39,222,983	18,654,169
Foreign currency transactions	306	145
Net realized gain	$39,223,289	$18,710,912
Change in unrealized appreciation (depreciation) from Portfolio —
Investments	$250,126,316	$118,883,570
Foreign currency	18,801	9,018
Net change in unrealized appreciation (depreciation)	$250,145,117	$118,892,588

Net realized and unrealized gain	$289,368,406	$137,603,500

Net increase in net assets from operations	$302,787,308	$142,629,184

(1)	Includes $39,758,981 and $18,904,047, respectively, of net realized gains from redemptions in-kind.

10	See Notes to Financial Statements.

Eaton Vance

Tax-Managed Growth Funds 1.1 and 1.2

December 31, 2017

Statements of Changes in Net Assets

	Year Ended December 31, 2017
Increase (Decrease) in Net Assets	Tax-Managed Growth Fund 1.1	Tax-Managed Growth Fund 1.2
From operations —
Net investment income	$13,418,902	$5,025,684
Net realized gain	39,223,289	18,710,912
Net change in unrealized appreciation (depreciation)	250,145,117	118,892,588
Net increase in net assets from operations	$302,787,308	$142,629,184
Distributions to shareholders —
From net investment income
Class A	$(10,943,927)	$(3,477,498)
Class C	(546,757)	(34,230)
Class I	(1,310,853)	(1,289,981)
Total distributions to shareholders	$(12,801,537)	$(4,801,709)
Transactions in shares of beneficial interest —
Proceeds from sale of shares
Class A	$50,140,974	$45,421,661
Class B	63,868	29,576
Class C	1,097,671	7,131,502
Class I	105,234,192	71,855,862
Net asset value of shares issued to shareholders in payment of distributions declared
Class A	9,132,804	3,046,757
Class C	535,263	32,431
Class I	958,867	1,132,890
Cost of shares redeemed
Class A	(94,588,220)	(63,537,555)
Class B	(206,609)	(258,506)
Class C	(67,750,786)	(42,008,156)
Class I	(79,324,160)	(38,773,061)
Net asset value of shares exchanged
Class A	1,633,745	1,177,387
Class B	(1,633,745)	(1,177,387)
Net decrease in net assets from Fund share transactions	$(74,706,136)	$(15,926,599)

Net increase in net assets	$215,279,635	$121,900,876

Net Assets
At beginning of year	$1,407,089,817	$660,261,858
At end of year	$1,622,369,452	$782,162,734

Accumulated undistributed net investment income included in net assets
At end of year	$67,674	$83,503

11	See Notes to Financial Statements.

Eaton Vance

Tax-Managed Growth Funds 1.1 and 1.2

December 31, 2017

Statements of Changes in Net Assets — continued

	Year Ended December 31, 2016
Increase (Decrease) in Net Assets	Tax-Managed Growth Fund 1.1	Tax-Managed Growth Fund 1.2
From operations —
Net investment income	$13,658,068	$4,971,936
Net realized gain	34,692,061	15,978,528
Net change in unrealized appreciation (depreciation)	63,650,439	29,620,694
Net increase in net assets from operations	$112,000,568	$50,571,158
Distributions to shareholders —
From net investment income
Class A	$(11,293,820)	$(3,621,300)
Class B	(4,883)	—
Class C	(1,289,703)	(385,147)
Class I	(940,591)	(862,423)
Total distributions to shareholders	$(13,528,997)	$(4,868,870)
Transactions in shares of beneficial interest —
Proceeds from sale of shares
Class A	$6,862,493	$32,322,916
Class B	29,792	28,417
Class C	1,550,402	9,895,357
Class I	90,887,833	47,755,885
Net asset value of shares issued to shareholders in payment of distributions declared
Class A	9,679,532	3,333,813
Class B	4,594	—
Class C	1,061,218	319,745
Class I	654,994	733,717
Cost of shares redeemed
Class A	(80,780,958)	(41,110,318)
Class B	(394,704)	(443,279)
Class C	(19,090,857)	(20,952,158)
Class I	(76,322,717)	(36,271,505)
Net asset value of shares exchanged
Class A	1,606,678	1,276,177
Class B	(1,606,678)	(1,276,177)
Net decrease in net assets from Fund share transactions	$(65,858,378)	$(4,387,410)

Net increase in net assets	$32,613,193	$41,314,878

Net Assets
At beginning of year	$1,374,476,624	$618,946,980
At end of year	$1,407,089,817	$660,261,858

Accumulated undistributed net investment income included in net assets
At end of year	$—	$77,919

12	See Notes to Financial Statements.

Eaton Vance

Tax-Managed Growth Funds 1.1 and 1.2

December 31, 2017

Financial Highlights

	Tax-Managed Growth Fund 1.1 — Class A
	Year Ended December 31,
	2017		2016		2015	2014	2013
Net asset value — Beginning of year	$42.300		$39.330		$38.910	$35.000	$26.810

Income (Loss) From Operations
Net investment income(1)	$0.467		$0.455		$0.435	$0.405	$0.354
Net realized and unrealized gain	8.982		2.964		0.402	3.913	8.195

Total income from operations	$9.449		$3.419		$0.837	$4.318	$8.549

Less Distributions
From net investment income	$(0.449)		$(0.449)		$(0.417)	$(0.408)	$(0.359)

Total distributions	$(0.449)		$(0.449)		$(0.417)	$(0.408)	$(0.359)

Net asset value — End of year	$51.300		$42.300		$39.330	$38.910	$35.000

Total Return(2)	22.35%		8.68%		2.15%	12.33%	31.92%

Ratios/Supplemental Data
Net assets, end of year (000’s omitted)	$1,257,823		$1,068,182		$1,055,259	$1,096,567	$1,048,081
Ratios (as a percentage of average daily net assets):(3)
Expenses(4)	0.79%		0.81%		0.82%	0.83%	0.83%
Net investment income	1.00%		1.14%		1.10%	1.11%	1.14%
Portfolio Turnover of the Portfolio	0	%(5)(6)	1	%(6)	9%	8%	3%

(1)	Computed using average shares outstanding.

(2)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect the effect of sales charges.

(3)	Includes the Fund’s share of the Portfolio’s allocated expenses.

(4)

Excludes the effect of custody fee credits, if any, of less than 0.005%. Effective September 1, 2015, custody fee credits, which were earned on cash deposit balances, were discontinued by the custodian.

(5)	Amount is less than 0.5%.

(6)

Excludes the value of portfolio securities contributed or distributed as a result of in-kind shareholder transactions. The portfolio turnover of the Portfolio including in-kind contributions and distributions of securities was 5% and 6% for the years ended December 31, 2017 and 2016, respectively.

13	See Notes to Financial Statements.

Eaton Vance

Tax-Managed Growth Funds 1.1 and 1.2

December 31, 2017

Financial Highlights — continued

	Tax-Managed Growth Fund 1.1 — Class B
	Year Ended December 31,
	2017		2016		2015	2014	2013
Net asset value — Beginning of year	$41.580		$38.600		$38.130	$34.260	$26.220

Income (Loss) From Operations
Net investment income(1)	$0.124		$0.155		$0.138	$0.128	$0.117
Net realized and unrealized gain	8.786		2.883		0.382	3.814	7.997

Total income from operations	$8.910		$3.038		$0.520	$3.942	$8.114

Less Distributions
From net investment income	$—		$(0.058)		$(0.050)	$(0.072)	$(0.074)

Total distributions	$—		$(0.058)		$(0.050)	$(0.072)	$(0.074)

Net asset value — End of year	$50.490		$41.580		$38.600	$38.130	$34.260

Total Return(2)	21.43%		7.87%		1.36%	11.51%	30.95%

Ratios/Supplemental Data
Net assets, end of year (000’s omitted)	$2,070		$3,336		$5,044	$7,411	$9,872
Ratios (as a percentage of average daily net assets):(3)
Expenses(4)	1.54%		1.56%		1.57%	1.58%	1.59%
Net investment income	0.27%		0.40%		0.36%	0.36%	0.39%
Portfolio Turnover of the Portfolio	0	%(5)(6)	1	%(6)	9%	8%	3%

(1)	Computed using average shares outstanding.

(2)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect the effect of sales charges.

(3)	Includes the Fund’s share of the Portfolio’s allocated expenses.

(4)

Excludes the effect of custody fee credits, if any, of less than 0.005%. Effective September 1, 2015, custody fee credits, which were earned on cash deposit balances, were discontinued by the custodian.

(5)	Amount is less than 0.5%.

(6)

Excludes the value of portfolio securities contributed or distributed as a result of in-kind shareholder transactions. The portfolio turnover of the Portfolio including in-kind contributions and distributions of securities was 5% and 6% for the years ended December 31, 2017 and 2016, respectively.

14	See Notes to Financial Statements.

Eaton Vance

Tax-Managed Growth Funds 1.1 and 1.2

December 31, 2017

Financial Highlights — continued

	Tax-Managed Growth Fund 1.1 — Class C
	Year Ended December 31,
	2017		2016		2015	2014	2013
Net asset value — Beginning of year	$38.040		$35.440		$35.100	$31.630	$24.270

Income (Loss) From Operations
Net investment income(1)	$0.114		$0.140		$0.125	$0.118	$0.110
Net realized and unrealized gain	8.047		2.645		0.365	3.515	7.402

Total income from operations	$8.161		$2.785		$0.490	$3.633	$7.512

Less Distributions
From net investment income	$(0.101)		$(0.185)		$(0.150)	$(0.163)	$(0.152)

Total distributions	$(0.101)		$(0.185)		$(0.150)	$(0.163)	$(0.152)

Net asset value — End of year	$46.100		$38.040		$35.440	$35.100	$31.630

Total Return(2)	21.46%		7.85%		1.40%	11.48%	30.97%

Ratios/Supplemental Data
Net assets, end of year (000’s omitted)	$248,201		$265,708		$263,896	$280,250	$269,668
Ratios (as a percentage of average daily net assets):(3)
Expenses(4)	1.54%		1.56%		1.57%	1.58%	1.58%
Net investment income	0.27%		0.39%		0.35%	0.36%	0.39%
Portfolio Turnover of the Portfolio	0	%(5)(6)	1	%(6)	9%	8%	3%

(1)	Computed using average shares outstanding.

(2)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect the effect of sales charges.

(3)	Includes the Fund’s share of the Portfolio’s allocated expenses.

(4)

Excludes the effect of custody fee credits, if any, of less than 0.005%. Effective September 1, 2015, custody fee credits, which were earned on cash deposit balances, were discontinued by the custodian.

(5)	Amount is less than 0.5%.

(6)

Excludes the value of portfolio securities contributed or distributed as a result of in-kind shareholder transactions. The portfolio turnover of the Portfolio including in-kind contributions and distributions of securities was 5% and 6% for the years ended December 31, 2017 and 2016, respectively.

15	See Notes to Financial Statements.

Eaton Vance

Tax-Managed Growth Funds 1.1 and 1.2

December 31, 2017

Financial Highlights — continued

	Tax-Managed Growth Fund 1.1 — Class I
	Year Ended December 31,
	2017		2016		2015	2014	2013
Net asset value — Beginning of year	$39.530		$36.790		$36.430	$32.790	$25.130

Income (Loss) From Operations
Net investment income(1)	$0.542		$0.516		$0.497	$0.473	$0.416
Net realized and unrealized gain	8.414		2.776		0.381	3.669	7.683

Total income from operations	$8.956		$3.292		$0.878	$4.142	$8.099

Less Distributions
From net investment income	$(0.566)		$(0.552)		$(0.518)	$(0.502)	$(0.439)

Total distributions	$(0.566)		$(0.552)		$(0.518)	$(0.502)	$(0.439)

Net asset value — End of year	$47.920		$39.530		$36.790	$36.430	$32.790

Total Return(2)	22.67%		8.93%		2.41%	12.62%	32.27%

Ratios/Supplemental Data
Net assets, end of year (000’s omitted)	$114,276		$69,864		$50,278	$45,037	$40,603
Ratios (as a percentage of average daily net assets):(3)
Expenses(4)	0.54%		0.56%		0.56%	0.58%	0.59%
Net investment income	1.24%		1.38%		1.34%	1.37%	1.42%
Portfolio Turnover of the Portfolio	0	%(5)(6)	1	%(6)	9%	8%	3%

(1)	Computed using average shares outstanding.

(2)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested.

(3)	Includes the Fund’s share of the Portfolio’s allocated expenses.

(4)

Excludes the effect of custody fee credits, if any, of less than 0.005%. Effective September 1, 2015, custody fee credits, which were earned on cash deposit balances, were discontinued by the custodian.

(5)	Amount is less than 0.5%.

(6)

Excludes the value of portfolio securities contributed or distributed as a result of in-kind shareholder transactions. The portfolio turnover of the Portfolio including in-kind contributions and distributions of securities was 5% and 6% for the years ended December 31, 2017 and 2016, respectively.

16	See Notes to Financial Statements.

Eaton Vance

Tax-Managed Growth Funds 1.1 and 1.2

December 31, 2017

Financial Highlights — continued

	Tax-Managed Growth Fund 1.2 — Class A
	Year Ended December 31,
	2017		2016		2015	2014	2013
Net asset value — Beginning of year	$19.020		$17.690		$17.500	$15.750	$12.060

Income (Loss) From Operations
Net investment income(1)	$0.177		$0.176		$0.168	$0.155	$0.137
Net realized and unrealized gain	4.035		1.326		0.187	1.752	3.691

Total income from operations	$4.212		$1.502		$0.355	$1.907	$3.828

Less Distributions
From net investment income	$(0.172)		$(0.172)		$(0.165)	$(0.157)	$(0.138)

Total distributions	$(0.172)		$(0.172)		$(0.165)	$(0.157)	$(0.138)

Net asset value — End of year	$23.060		$19.020		$17.690	$17.500	$15.750

Total Return(2)	22.15%		8.48%		2.03%	12.10%	31.76%

Ratios/Supplemental Data
Net assets, end of year (000’s omitted)	$472,741		$403,485		$379,685	$377,644	$352,976
Ratios (as a percentage of average daily net assets):(3)
Expenses(4)	0.95%		0.97%		0.97%	0.99%	1.00%
Net investment income	0.84%		0.98%		0.95%	0.94%	0.98%
Portfolio Turnover of the Fund (5)	1%		—		—	—	—
Portfolio Turnover of the Portfolio	0	%(6)(7)	1	%(7)	9%	8%	3%

(1)	Computed using average shares outstanding.

(2)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect the effect of sales charges.

(3)	Includes the Fund’s share of the Portfolio’s allocated expenses.

(4)

Excludes the effect of custody fee credits, if any, of less than 0.005%. Effective September 1, 2015, custody fee credits, which were earned on cash deposit balances, were discontinued by the custodian.

(5)

Excludes the value of Fund securities contributed or distributed as a result of in-kind transactions. The portfolio turnover of the Fund including in-kind contributions and distributions of securities was 3% for the year ended December 31, 2017.

(6)	Amount is less than 0.5%.

(7)

Excludes the value of portfolio securities contributed or distributed as a result of in-kind shareholder transactions. The portfolio turnover of the Portfolio including in-kind contributions and distributions of securities was 5% and 6% for the years ended December 31, 2017 and 2016, respectively.

17	See Notes to Financial Statements.

Eaton Vance

Tax-Managed Growth Funds 1.1 and 1.2

December 31, 2017

Financial Highlights — continued

	Tax-Managed Growth Fund 1.2 — Class B
	Year Ended December 31,
	2017		2016		2015	2014	2013
Net asset value — Beginning of year	$18.890		$17.540		$17.330	$15.570	$11.920

Income (Loss) From Operations
Net investment income(1)	$0.024		$0.043		$0.035	$0.033	$0.031
Net realized and unrealized gain	3.986		1.307		0.180	1.731	3.626

Total income from operations	$4.010		$1.350		$0.215	$1.764	$3.657

Less Distributions
From net investment income	$—		$—		$(0.005)	$(0.004)	$(0.007)

Total distributions	$—		$—		$(0.005)	$(0.004)	$(0.007)

Net asset value — End of year	$22.900		$18.890		$17.540	$17.330	$15.570

Total Return(2)	21.23%		7.70%		1.24%	11.33%	30.68%

Ratios/Supplemental Data
Net assets, end of year (000’s omitted)	$1,778		$2,757		$4,230	$6,027	$8,046
Ratios (as a percentage of average daily net assets):(3)
Expenses(4)	1.70%		1.72%		1.72%	1.74%	1.75%
Net investment income	0.11%		0.24%		0.20%	0.20%	0.22%
Portfolio Turnover of the Fund (5)	1%		—		—	—	—
Portfolio Turnover of the Portfolio	0	%(6)(7)	1	%(7)	9%	8%	3%

(1)	Computed using average shares outstanding.

(2)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect the effect of sales charges.

(3)	Includes the Fund’s share of the Portfolio’s allocated expenses.

(4)

Excludes the effect of custody fee credits, if any, of less than 0.005%. Effective September 1, 2015, custody fee credits, which were earned on cash deposit balances, were discontinued by the custodian.

(5)

Excludes the value of Fund securities contributed or distributed as a result of in-kind transactions. The portfolio turnover of the Fund including in-kind contributions and distributions of securities was 3% for the year ended December 31, 2017.

(6)	Amount is less than 0.5%.

(7)

Excludes the value of portfolio securities contributed or distributed as a result of in-kind shareholder transactions. The portfolio turnover of the Portfolio including in-kind contributions and distributions of securities was 5% and 6% for the years ended December 31, 2017 and 2016, respectively.

18	See Notes to Financial Statements.

Eaton Vance

Tax-Managed Growth Funds 1.1 and 1.2

December 31, 2017

Financial Highlights — continued

	Tax-Managed Growth Fund 1.2 — Class C
	Year Ended December 31,
	2017		2016		2015	2014	2013
Net asset value — Beginning of year	$18.530		$17.240		$17.070	$15.370	$11.780

Income (Loss) From Operations
Net investment income(1)	$0.022		$0.041		$0.034	$0.031	$0.031
Net realized and unrealized gain	3.912		1.289		0.176	1.707	3.594

Total income from operations	$3.934		$1.330		$0.210	$1.738	$3.625

Less Distributions
From net investment income	$(0.004)		$(0.040)		$(0.040)	$(0.038)	$(0.035)

Total distributions	$(0.004)		$(0.040)		$(0.040)	$(0.038)	$(0.035)

Net asset value — End of year	$22.460		$18.530		$17.240	$17.070	$15.370

Total Return(2)	21.23%		7.71%		1.23%	11.30%	30.78%

Ratios/Supplemental Data
Net assets, end of year (000’s omitted)	$173,289		$175,072		$173,494	$169,638	$158,015
Ratios (as a percentage of average daily net assets):(3)
Expenses(4)	1.70%		1.72%		1.72%	1.74%	1.75%
Net investment income	0.11%		0.23%		0.20%	0.19%	0.23%
Portfolio Turnover of the Fund (5)	1%		—		—	—	—
Portfolio Turnover of the Portfolio	0	%(6)(7)	1	%(7)	9%	8%	3%

(1)	Computed using average shares outstanding.

(2)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect the effect of sales charges.

(3)	Includes the Fund’s share of the Portfolio’s allocated expenses.

(4)

Excludes the effect of custody fee credits, if any, of less than 0.005%. Effective September 1, 2015, custody fee credits, which were earned on cash deposit balances, were discontinued by the custodian.

(5)

Excludes the value of Fund securities contributed or distributed as a result of in-kind transactions. The portfolio turnover of the Fund including in-kind contributions and distributions of securities was 3% for the year ended December 31, 2017.

(6)	Amount is less than 0.5%.

(7)

Excludes the value of portfolio securities contributed or distributed as a result of in-kind shareholder transactions. The portfolio turnover of the Portfolio including in-kind contributions and distributions of securities was 5% and 6% for the years ended December 31, 2017 and 2016, respectively.

19	See Notes to Financial Statements.

Eaton Vance

Tax-Managed Growth Funds 1.1 and 1.2

December 31, 2017

Financial Highlights — continued

	Tax-Managed Growth Fund 1.2 — Class I
	Year Ended December 31,
	2017		2016		2015	2014	2013
Net asset value — Beginning of year	$19.060		$17.720		$17.530	$15.770	$12.080

Income (Loss) From Operations
Net investment income(1)	$0.229		$0.221		$0.213	$0.198	$0.174
Net realized and unrealized gain	4.046		1.336		0.187	1.761	3.689

Total income from operations	$4.275		$1.557		$0.400	$1.959	$3.863

Less Distributions
From net investment income	$(0.225)		$(0.217)		$(0.210)	$(0.199)	$(0.173)

Total distributions	$(0.225)		$(0.217)		$(0.210)	$(0.199)	$(0.173)

Net asset value — End of year	$23.110		$19.060		$17.720	$17.530	$15.770

Total Return(2)	22.44%		8.77%		2.28%	12.42%	32.01%

Ratios/Supplemental Data
Net assets, end of year (000’s omitted)	$134,355		$78,948		$61,538	$52,480	$36,757
Ratios (as a percentage of average daily net assets):(3)
Expenses(4)	0.70%		0.72%		0.72%	0.74%	0.75%
Net investment income	1.09%		1.23%		1.20%	1.19%	1.24%
Portfolio Turnover of the Fund (5)	1%		—		—	—	—
Portfolio Turnover of the Portfolio	0	%(6)(7)	1	%(7)	9%	8%	3%

(1)	Computed using average shares outstanding.

(2)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested.

(3)	Includes the Fund’s share of the Portfolio’s allocated expenses.

(4)

Excludes the effect of custody fee credits, if any, of less than 0.005%. Effective September 1, 2015, custody fee credits, which were earned on cash deposit balances, were discontinued by the custodian.

(5)

Excludes the value of Fund securities contributed or distributed as a result of in-kind transactions. The portfolio turnover of the Fund including in-kind contributions and distributions of securities was 3% for the year ended December 31, 2017.

(6)	Amount is less than 0.5%.

(7)

Excludes the value of portfolio securities contributed or distributed as a result of in-kind shareholder transactions. The portfolio turnover of the Portfolio including in-kind contributions and distributions of securities was 5% and 6% for the years ended December 31, 2017 and 2016, respectively.

20	See Notes to Financial Statements.

Eaton Vance

Tax-Managed Growth Funds 1.1 and 1.2

December 31, 2017

Notes to Financial Statements

1  Significant Accounting Policies

Eaton Vance Tax-Managed Growth Fund 1.1 (Tax-Managed Growth Fund 1.1) and Eaton Vance Tax-Managed Growth Fund 1.2 (Tax-Managed Growth Fund 1.2) (each a Fund, and collectively the Funds) are diversified series of the Eaton Vance Mutual Funds Trust (the Trust). The Trust is a Massachusetts business trust registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company. Each Fund currently offers Class A, Class B, Class C and Class I shares. Class A shares are generally sold subject to a sales charge imposed at time of purchase. Class B and Class C shares are sold at net asset value and are generally subject to a contingent deferred sales charge (see Note 5). Class I shares are sold at net asset value and are not subject to a sales charge. Class B shares automatically convert to Class A shares eight years after their purchase as described in the Funds’ prospectus. Currently, Class B shares are only available for purchase upon exchange from another Eaton Vance fund or through reinvestment of distributions. Tax-Managed Growth Fund 1.1 is closed to new investors. Each class represents a pro-rata interest in each Fund, but votes separately on class-specific matters and (as noted below) is subject to different expenses. Realized and unrealized gains and losses and net investment income and losses, other than class-specific expenses, are allocated daily to each class of shares based on the relative net assets of each class to the total net assets of the Fund. Each class of shares differs in its distribution plan and certain other class-specific expenses. Each Fund typically invests all of its investable assets in interests in Tax-Managed Growth Portfolio (the Portfolio), a Massachusetts business trust, having the same investment objective and policies as the Funds. The value of each Fund’s investment in the Portfolio reflects the Fund’s proportionate interest in the net assets of the Portfolio (10.0% and 4.8% for Tax-Managed Growth Fund 1.1 and Tax-Managed Growth Fund 1.2, respectively, at December 31, 2017). The performance of each Fund is directly affected by the performance of the Portfolio. The financial statements of the Portfolio, including the portfolio of investments, are included elsewhere in this report and should be read in conjunction with the Funds’ financial statements.

The following is a summary of significant accounting policies of the Funds. The policies are in conformity with accounting principles generally accepted in the United States of America (U.S. GAAP). Each Fund is an investment company and follows accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 “Financial Services - Investment Companies.”

A  Investment Valuation — Valuation of securities by the Portfolio is discussed in Note 1A of the Portfolio’s Notes to Financial Statements, which are included elsewhere in this report.

B  Income — Each Fund’s net investment income or loss consists of the Fund’s pro-rata share of the net investment income or loss of the Portfolio, less all actual and accrued expenses of the Fund. Dividend income on Eaton Vance Cash Reserves Fund, LLC, an affiliated investment, is recorded on the ex-dividend date for dividends received in cash and/or securities.

C  Federal Taxes — Each Fund’s policy is to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute to shareholders each year substantially all of its net investment income, and all or substantially all of its net realized capital gains. Accordingly, no provision for federal income or excise tax is necessary.

As of December 31, 2017, the Funds had no uncertain tax positions that would require financial statement recognition, de-recognition, or disclosure. Each Fund files a U.S. federal income tax return annually after its fiscal year-end, which is subject to examination by the Internal Revenue Service for a period of three years from the date of filing.

D  Expenses — The majority of expenses of the Trust are directly identifiable to an individual fund. Expenses which are not readily identifiable to a specific fund are allocated taking into consideration, among other things, the nature and type of expense and the relative size of the funds.

E  Use of Estimates — The preparation of the financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expense during the reporting period. Actual results could differ from those estimates.

F  Indemnifications — Under the Trust’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to each Fund. Under Massachusetts law, if certain conditions prevail, shareholders of a Massachusetts business trust (such as the Trust) could be deemed to have personal liability for the obligations of the Trust. However, the Trust’s Declaration of Trust contains an express disclaimer of liability on the part of Fund shareholders and the By-laws provide that the Trust shall assume the defense on behalf of any Fund shareholders. Moreover, the By-laws also provide for indemnification out of Fund property of any shareholder held personally liable solely by reason of being or having been a shareholder for all loss or expense arising from such liability. Additionally, in the normal course of business, each Fund enters into agreements with service providers that may contain indemnification clauses. Each Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against each Fund that have not yet occurred.

G  Other — Investment transactions are accounted for on a trade date basis. Realized gains and losses on investments sold are determined on the basis of identified cost.

2  Distributions to Shareholders and Income Tax Information

It is the present policy of each Fund to make at least one distribution annually (normally in December) of all or substantially all of its net investment income and to distribute annually all or substantially all of its net realized capital gains (reduced by available capital loss carryforwards from prior years).

21

Eaton Vance

Tax-Managed Growth Funds 1.1 and 1.2

December 31, 2017

Notes to Financial Statements — continued

Distributions to shareholders are recorded on the ex-dividend date. Distributions are declared separately for each class of shares. Shareholders may reinvest income and capital gain distributions in additional shares of the same class of a Fund at the net asset value as of the ex-dividend date or, at the election of the shareholder, receive distributions in cash. Distributions to shareholders are determined in accordance with income tax regulations, which may differ from U.S. GAAP. As required by U.S. GAAP, only distributions in excess of tax basis earnings and profits are reported in the financial statements as a return of capital. Permanent differences between book and tax accounting relating to distributions are reclassified to paid-in capital. For tax purposes, distributions from short-term capital gains are considered to be from ordinary income.

The tax character of distributions declared for the years ended December 31, 2017 and December 31, 2016 was as follows:

	Tax-Managed Growth Fund 1.1	Tax-Managed Growth Fund 1.2

Distributions declared from:
Ordinary income
December 31, 2017	$12,801,537	$4,801,709
December 31, 2016	$13,528,997	$4,868,870

During the year ended December 31, 2017, the following amounts were reclassified due to the expired capital loss carryforwards, Fund’s use of equalization accounting and differences between book and tax accounting, primarily for the Fund’s investment in the Portfolio and redemptions in-kind. Tax equalization accounting allows the Fund to treat as a distribution that portion of redemption proceeds representing a redeeming shareholder’s portion of undistributed taxable income and net capital gains.

	Tax-Managed Growth Fund 1.1	Tax-Managed Growth Fund 1.2

Change in:
Paid-in capital	$57,286,489	$15,548,318
Accumulated net realized loss	$(56,736,798)	$(15,329,927)
Accumulated undistributed net investment income	$(549,691)	$(218,391)

These reclassifications had no effect on the net assets or net asset value per share of the Funds.

As of December 31, 2017, the components of distributable earnings (accumulated losses) and unrealized appreciation (depreciation) on a tax basis were as follows:

	Tax-Managed Growth Fund 1.1	Tax-Managed Growth Fund 1.2
Undistributed ordinary income	$67,674	$83,503
Capital loss carryforwards and deferred capital losses	$(2,847,650)	$—
Net unrealized appreciation	$432,692,757	$7,288,098

The differences between components of distributable earnings (accumulated losses) on a tax basis and the amounts reflected in the Statement of Assets and Liabilities are primarily due to the Fund’s investment in the Portfolio.

At December 31, 2017, the Funds, for federal income tax purposes, had deferred capital losses which would reduce the respective Fund’s taxable income arising from future net realized gains on investment transactions, if any, to the extent permitted by the Internal Revenue Code, and thus would reduce the amount of distributions to shareholders, which would otherwise be necessary to relieve the Funds of any liability for federal income or excise tax. The deferred capital losses are treated as arising on the first day of the respective Fund’s next taxable year and retain the same short-term or long-term character as when originally deferred. The amounts of the deferred capital losses are as follows:

22

Eaton Vance

Tax-Managed Growth Funds 1.1 and 1.2

December 31, 2017

Notes to Financial Statements — continued

	Tax-Managed Growth Fund 1.1	Tax-Managed Growth Fund 1.2

Deferred capital losses
Short-term	$2,490,720	$—
Long-term	356,930	—

During the year ended December 31, 2017, capital loss carryforwards of $9,274,117 were utilized to offset net realized gains by Tax-Managed Growth Fund 1.2.

3  Transactions with Affiliates

Eaton Vance Management (EVM) serves as the administrator to the Funds. EVM receives no compensation from Tax-Managed Growth Fund 1.1 for such services and a fee computed at an annual rate of 0.15% of average daily net assets from Tax-Managed Growth Fund 1.2 for such services. For the year ended December 31, 2017, the administration fee for Tax-Managed Growth Fund 1.2 amounted to $1,071,479. The Portfolio has engaged Boston Management and Research (BMR), a subsidiary of EVM, to render investment advisory services. See Note 2 of the Portfolio’s Notes to Financial Statements which are included elsewhere in this report.

EVM provides sub-transfer agency and related services to the Funds pursuant to a Sub-Transfer Agency Support Services Agreement. Eaton Vance Distributors, Inc. (EVD), an affiliate of EVM and the Funds’ principal underwriter, received a portion of the sales charge on sales of Class A shares of the Funds. EVD also received distribution and service fees from Class A, Class B and Class C shares (see Note 4) and contingent deferred sales charges (see Note 5). Sub-transfer agent fees earned by EVM, which are included in transfer and dividend disbursing agent fees on the Statements of Operations, and Class A sales charges that the Funds were informed were received by EVD for the year ended December 31, 2017 were as follows:

	Tax-Managed Growth Fund 1.1	Tax-Managed Growth Fund 1.2

EVM’s Sub-Transfer Agent Fees	$151,657	$51,440
EVD’s Class A Sales Charges	$18,732	$53,592

Trustees and officers of the Funds who are members of EVM’s or BMR’s organizations receive remuneration for their services to the Funds out of the investment adviser fee. Certain officers and Trustees of the Funds and the Portfolio are officers of the above organizations.

4  Distribution Plans

Each Fund has in effect a distribution plan for Class A shares (Class A Plan) pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Class A Plan, each Fund pays EVD a distribution and service fee of 0.25% per annum of its average daily net assets attributable to Class A shares for distribution services and facilities provided to each Fund by EVD, as well as for personal services and/or the maintenance of shareholder accounts. Distribution and service fees paid or accrued to EVD for the year ended December 31, 2017 for Class A shares amounted to the following:

	Tax-Managed Growth Fund 1.1	Tax-Managed Growth Fund 1.2

Class A Distribution and Service Fees	$2,885,237	$1,073,930

23

Eaton Vance

Tax-Managed Growth Funds 1.1 and 1.2

December 31, 2017

Notes to Financial Statements — continued

Each Fund also has in effect distribution plans for Class B shares (Class B Plan) and Class C shares (Class C Plan) pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Class B and Class C Plans, each Fund pays EVD amounts equal to 0.75% per annum of its average daily net assets attributable to Class B and Class C shares for providing ongoing distribution services and facilities to the respective Fund. For the year ended December 31, 2017, the Funds paid or accrued to EVD the following distribution fees:

	Tax-Managed Growth Fund 1.1	Tax-Managed Growth Fund 1.2

Class B Distribution Fees	$19,955	$16,795
Class C Distribution Fees	$1,897,278	$1,287,247

Pursuant to the Class B and Class C Plans, each Fund also makes payments of service fees to EVD, financial intermediaries and other persons in amounts equal to 0.25% per annum of its average daily net assets attributable to that class. Service fees paid or accrued are for personal services and/or the maintenance of shareholder accounts. They are separate and distinct from the sales commissions and distribution fees payable to EVD. Service fees paid or accrued for the year ended December 31, 2017 amounted to the following:

	Tax-Managed Growth Fund 1.1	Tax-Managed Growth Fund 1.2

Class B Service Fees	$6,652	$5,598
Class C Service Fees	$632,426	$429,082

Distribution and service fees are subject to the limitations contained in the Financial Industry Regulatory Authority Rule 2341(d), and Class B shares of Tax-Managed Growth Fund 1.1 are further limited to a 5% maximum sales charge as determined in accordance with such rule.

5  Contingent Deferred Sales Charges

A contingent deferred sales charge (CDSC) generally is imposed on redemptions of Class B shares made within six years of purchase and on redemptions of Class C shares made within one year of purchase. Class A shares may be subject to a 1% CDSC if redeemed within 18 months of purchase (depending on the circumstances of purchase). Generally, the CDSC is based upon the lower of the net asset value at date of redemption or date of purchase. No charge is levied on shares acquired by reinvestment of dividends or capital gain distributions. The CDSC for Class B shares is imposed at declining rates that begin at 5% in the case of redemptions in the first and second year after purchase, declining one percentage point each subsequent year. Class C shares are subject to a 1% CDSC if redeemed within one year of purchase. For the year ended December 31, 2017, the Funds were informed that EVD received approximately the following amounts of CDSCs paid by Class A, Class B, and Class C shareholders:

	Tax-Managed Growth Fund 1.1	Tax-Managed Growth Fund 1.2

Class A	$—	$5,000
Class B	$—	$400
Class C	$2,000	$3,000

6  Investment Transactions

For the year ended December 31, 2017, increases and decreases in each Fund’s investment in the Portfolio aggregated, as follows:

Fund	Increases	Decreases

Tax-Managed Growth Fund 1.1	$1,138,815	$97,369,145
Tax-Managed Growth Fund 1.2	24,725,828	50,782,837

Included in the decrease in the investment in the Portfolio of Tax-Managed Growth Fund 1.2 is the receipt of securities through redemptions in-kind that were subsequently sold for $11,257,977. Purchases and sales of investments directly held by Tax-Managed Growth Fund 1.2, aggregated $10,237,206 and $21,565,405, respectively, for the year ended December 31, 2017.

24

Eaton Vance

Tax-Managed Growth Funds 1.1 and 1.2

December 31, 2017

Notes to Financial Statements — continued

Decreases in each Fund’s investment in the Portfolio include distributions of securities as the result of redemptions in-kind, as follows:

Fund	Redemptions in-kind

Tax-Managed Growth Fund 1.1	$67,753,149
Tax-Managed Growth Fund 1.2	18,941,320

7  Shares of Beneficial Interest

Each Fund’s Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest (without par value). Such shares may be issued in a number of different series (such as the Funds) and classes. Sales and redemptions of Class I shares include shares purchased and redeemed in connection with the ReFlow liquidity program, a program designed to provide an alternative liquidity source for mutual funds experiencing net redemptions of their shares. Transactions in Fund shares were as follows:

Tax-Managed Growth Fund 1.1
	Year Ended December 31, 2017
	Class A	Class B	Class C	Class I

Sales	1,084,509	1,433	26,606	2,429,730
Issued to shareholders electing to receive payments of distributions in Fund shares	179,921	—	11,730	20,225
Redemptions	(2,037,181)	(4,512)	(1,639,139)	(1,832,554)
Exchange from Class B shares	35,452	—	—	—
Exchange to Class A shares	—	(36,167)	—	—

Net increase (decrease)	(737,299)	(39,246)	(1,600,803)	617,401

	Year Ended December 31, 2016
	Class A	Class B	Class C	Class I

Sales	172,992	747	43,475	2,419,001
Issued to shareholders electing to receive payments of distributions in Fund shares	225,946	109	27,535	16,363
Redemptions	(2,015,709)	(10,171)	(532,887)	(2,034,573)
Exchange from Class B shares	40,225	—	—	—
Exchange to Class A shares	—	(41,121)	—	—

Net increase (decrease)	(1,576,546)	(50,436)	(461,877)	400,791

25

Eaton Vance

Tax-Managed Growth Funds 1.1 and 1.2

December 31, 2017

Notes to Financial Statements — continued

Tax-Managed Growth Fund 1.2
	Year Ended December 31, 2017
	Class A	Class B	Class C	Class I

Sales	2,170,826	1,338	351,013	3,470,305
Issued to shareholders electing to receive payments of distributions in Fund shares	133,513	—	1,459	49,536
Redemptions	(3,073,957)	(12,821)	(2,086,125)	(1,848,880)
Exchange from Class B shares	56,298	—	—	—
Exchange to Class A shares	—	(56,866)	—	—

Net increase (decrease)	(713,320)	(68,349)	(1,733,653)	1,670,961

	Year Ended December 31, 2016
	Class A	Class B	Class C	Class I

Sales	1,796,345	1,537	568,363	2,651,497
Issued to shareholders electing to receive payments of distributions in Fund shares	173,005	—	17,035	38,016
Redemptions	(2,295,461)	(24,944)	(1,199,215)	(2,020,936)
Exchange from Class B shares	71,003	—	—	—
Exchange to Class A shares	—	(71,815)	—	—

Net increase (decrease)	(255,108)	(95,222)	(613,817)	668,577

26

Eaton Vance

Tax-Managed Growth Funds 1.1 and 1.2

December 31, 2017

Report of Independent Registered Public Accounting Firm

To the Trustees of Eaton Vance Mutual Funds Trust and Shareholders of Eaton Vance Tax-Managed Growth Fund 1.1 and Eaton Vance Tax-Managed Growth Fund 1.2:

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statements of assets and liabilities of Eaton Vance Tax-Managed Growth Fund 1.1 and Eaton Vance Tax-Managed Growth Fund 1.2 (collectively the “Funds”) (each a fund constituting Eaton Vance Mutual Funds Trust), as of December 31, 2017, the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Funds as of December 31, 2017, and the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Funds are not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. We believe that our audits provide a reasonable basis for our opinion.

DELOITTE & TOUCHE LLP

Boston, Massachusetts

February 22, 2018

We have served as the auditor of one or more Eaton Vance investment companies since 1959.

27

Eaton Vance

Tax-Managed Growth Funds 1.1 and 1.2

December 31, 2017

Federal Tax Information (Unaudited)

The Form 1099-DIV you received in February 2018 showed the tax status of all distributions paid to your account in calendar year 2017. Shareholders are advised to consult their own tax adviser with respect to the tax consequences of their investment in the Fund. As required by the Internal Revenue Code and/or regulations, shareholders must be notified regarding the status of qualified dividend income for individuals and the dividends received deduction for corporations.

Qualified Dividend Income.  For the fiscal year ended December 31, 2017, the Funds designate approximately the following amounts, or up to the maximum amount of such dividends allowable pursuant to the Internal Revenue Code, as qualified dividend income eligible for the reduced tax rate of 15%.

Tax-Managed Growth Fund 1.1	$21,525,818
Tax-Managed Growth Fund 1.2	$10,235,186

Dividends Received Deduction.  Corporate shareholders are generally entitled to take the dividends received deduction on the portion of the Funds’ dividend distribution that qualifies under tax law. For the Funds’ fiscal 2017 ordinary income dividends, the following amounts qualify for the corporate dividends received deduction:

Tax-Managed Growth Fund 1.1	100%
Tax-Managed Growth Fund 1.2	100%

28

Tax-Managed Growth Portfolio

December 31, 2017

Portfolio of Investments

Common Stocks — 98.6%

Security	Shares	Value

Aerospace & Defense — 3.0%
Arconic, Inc.	5,034	$137,176
Boeing Co. (The)	1,013,423	298,868,577
General Dynamics Corp.	111,158	22,615,095
Huntington Ingalls Industries, Inc.	539	127,042
Lockheed Martin Corp.	52,891	16,980,656
Northrop Grumman Corp.	35,008	10,744,305
Raytheon Co.	67,943	12,763,093
Rockwell Collins, Inc.	12,850	1,742,717
United Technologies Corp.	928,267	118,419,021

		$482,397,682

Air Freight & Logistics — 2.0%
C.H. Robinson Worldwide, Inc.	776,123	$69,144,798
Expeditors International of Washington, Inc.	1,300	84,097
FedEx Corp.	302,343	75,446,672
United Parcel Service, Inc., Class B	1,454,599	173,315,471

		$317,991,038

Airlines — 0.0%(1)
American Airlines Group, Inc.	53,294	$2,772,887
Delta Air Lines, Inc.	47,773	2,675,288

		$5,448,175

Auto Components — 0.2%
Adient PLC	15,055	$1,184,829
Aptiv PLC	228,000	19,341,240
BorgWarner, Inc.	2,800	143,052
Delphi Technologies PLC(2)	76,000	3,987,720
Gentex Corp.	497,018	10,412,527

		$35,069,368

Automobiles — 0.2%
Daimler AG	38,000	$3,213,470
Ford Motor Co.	1,212,587	15,145,212
General Motors Co.	73,598	3,016,782
Harley-Davidson, Inc.	20,162	1,025,842
Tesla, Inc.(2)	7,188	2,237,984

		$24,639,290

Banks — 7.2%
Bank of America Corp.	2,445,857	$72,201,699
Bank of Montreal	4	320

Security	Shares	Value

Banks (continued)
BB&T Corp.	1,328,924	$66,074,101
BB&T Corp.(3)	22,314	1,108,897
CIT Group, Inc.	66,161	3,257,106
Citigroup, Inc.	854,460	63,580,369
Commerce Bancshares, Inc.	43,484	2,428,119
CVB Financial Corp.	152,000	3,581,120
Fifth Third Bancorp	1,155,361	35,053,653
HSBC Holdings PLC	220,592	2,267,975
HSBC Holdings PLC ADR	424	21,895
Huntington Bancshares, Inc.	121,677	1,771,617
ING Groep NV ADR	131,742	2,431,957
JPMorgan Chase & Co.	3,402,669	363,881,423
KeyCorp	111,718	2,253,352
M&T Bank Corp.	89,716	15,340,539
PNC Financial Services Group, Inc. (The)	76,601	11,052,758
Regions Financial Corp.	714,736	12,350,638
Societe Generale SA	460,793	23,756,402
SunTrust Banks, Inc.	447,497	28,903,831
SVB Financial Group(2)	12,233	2,859,708
Synovus Financial Corp.	1,565	75,026
Toronto-Dominion Bank (The)	30,213	1,769,878
U.S. Bancorp	2,109,905	113,048,710
Wells Fargo & Co.	5,493,884	333,313,942

		$1,162,385,035

Beverages — 2.3%
Anheuser-Busch InBev SA/NV ADR	2,080	$232,045
Boston Beer Co., Inc. (The), Class A(2)	4,730	903,903
Brown-Forman Corp., Class A	750	50,430
Brown-Forman Corp., Class B	4,273	293,427
Coca-Cola Co. (The)	3,079,322	141,279,293
Constellation Brands, Inc., Class A	782	178,741
Dr Pepper Snapple Group, Inc.	2,700	262,062
Molson Coors Brewing Co., Class B	186,000	15,265,020
Monster Beverage Corp.(2)	111,851	7,079,050
PepsiCo, Inc.	1,789,715	214,622,623

		$380,166,594

Biotechnology — 4.5%
AbbVie, Inc.	2,183,900	$211,204,969
Agios Pharmaceuticals, Inc.(2)	54,880	3,137,490
Alexion Pharmaceuticals, Inc.(2)	627,269	75,015,100
Alexion Pharmaceuticals, Inc.(2)(3)	43,530	5,205,753
Alexion Pharmaceuticals, Inc.(2)(3)	81,001	9,686,910
Alkermes PLC(2)	5,000	273,650

29	See Notes to Financial Statements.

Tax-Managed Growth Portfolio

December 31, 2017

Portfolio of Investments — continued

Security	Shares	Value

Biotechnology (continued)
Alnylam Pharmaceuticals, Inc.(2)	5,000	$635,250
Amgen, Inc.	829,445	144,240,485
Biogen, Inc.(2)	141,716	45,146,466
Bioverativ, Inc.(2)	69,608	3,753,263
Celgene Corp.(2)	882,847	92,133,913
Gilead Sciences, Inc.	1,161,439	83,205,490
Incyte Corp.(2)	76,572	7,252,134
Neurocrine Biosciences, Inc.(2)	20,000	1,551,800
Regeneron Pharmaceuticals, Inc.(2)	18,129	6,815,779
Shire PLC ADR	6,338	983,150
Vertex Pharmaceuticals, Inc.(2)	234,000	35,067,240

		$725,308,842

Building Products — 0.3%
A.O. Smith Corp.	24,000	$1,470,720
Fortune Brands Home & Security, Inc.	1,723	117,922
Johnson Controls International PLC	309,864	11,808,917
Lennox International, Inc.	168,620	35,116,801

		$48,514,360

Capital Markets — 5.9%
Affiliated Managers Group, Inc.	36,716	$7,535,959
Ameriprise Financial, Inc.	214,704	36,385,887
Bank of New York Mellon Corp. (The)	472,609	25,454,721
BlackRock, Inc.	10,664	5,478,203
Brookfield Asset Management, Inc., Class A	85,620	3,727,895
Cboe Global Markets, Inc.	158,225	19,713,253
Charles Schwab Corp. (The)	3,780,109	194,184,199
CME Group, Inc.	213,337	31,157,869
E*TRADE Financial Corp.(2)	4,593	227,675
Franklin Resources, Inc.	639,541	27,711,312
Goldman Sachs Group, Inc. (The)	662,815	168,858,749
Intercontinental Exchange, Inc.	116,086	8,191,028
Invesco, Ltd.	4,040	147,622
Legg Mason, Inc.	122,902	5,159,426
LPL Financial Holdings, Inc.	206,073	11,775,011
Moody’s Corp.	188,838	27,874,377
Morgan Stanley	2,338,649	122,708,913
Nasdaq, Inc.	66,660	5,121,488
Northern Trust Corp.	711,598	71,081,524
S&P Global, Inc.	171,673	29,081,406
SEI Investments Co.	150,000	10,779,000
State Street Corp.	782,835	76,412,524
Stifel Financial Corp.	112,796	6,718,130
T. Rowe Price Group, Inc.	534,472	56,082,147

Security	Shares	Value

Capital Markets (continued)
UBS AG(2)	9	$166
Waddell & Reed Financial, Inc., Class A	8,833	197,329

		$951,765,813

Chemicals — 1.5%
AdvanSix, Inc.(2)	1,768	$74,380
Air Products and Chemicals, Inc.	5,772	947,070
Albemarle Corp.	84,157	10,762,839
Balchem Corp.	17,292	1,393,735
Chemours Co. (The)	151	7,559
DowDuPont, Inc.	1,198,087	85,327,756
Eastman Chemical Co.	1,950	180,648
Ecolab, Inc.	562,291	75,448,206
International Flavors & Fragrances, Inc.	3,000	457,830
LyondellBasell Industries NV, Class A	4,063	448,230
Monsanto Co.	16,425	1,918,111
NewMarket Corp.	12,227	4,858,888
PPG Industries, Inc.	344,447	40,238,299
Praxair, Inc.	6,143	950,199
Sherwin-Williams Co. (The)	28,213	11,568,459
Valvoline, Inc.	68,886	1,726,283
Westlake Chemical Corp.	1,000	106,530

		$236,415,022

Commercial Services & Supplies — 0.1%
Copart, Inc.(2)	3,800	$164,122
Pitney Bowes, Inc.	14,270	159,538
Stericycle, Inc.(2)	13,300	904,267
Waste Management, Inc.	109,569	9,455,805

		$10,683,732

Communications Equipment — 1.8%
Arista Networks, Inc.(2)	530,020	$124,862,111
Arista Networks, Inc.(2)(3)	120,000	28,269,600
Arista Networks, Inc.(2)(3)	127,576	30,024,300
Cisco Systems, Inc.	2,083,361	79,792,726
Juniper Networks, Inc.	285,300	8,131,050
Motorola Solutions, Inc.	37,773	3,412,413
Nokia Oyj ADR	192	895
Palo Alto Networks, Inc.(2)	140,438	20,355,084

		$294,848,179

30	See Notes to Financial Statements.

Tax-Managed Growth Portfolio

December 31, 2017

Portfolio of Investments — continued

Security	Shares	Value

Construction & Engineering — 0.0%(1)
Fluor Corp.	2,400	$123,960
Jacobs Engineering Group, Inc.	56,851	3,749,892

		$3,873,852

Construction Materials — 0.0%(1)
Vulcan Materials Co.	57,535	$7,385,768

		$7,385,768

Consumer Finance — 1.7%
American Express Co.	1,028,695	$102,159,700
Capital One Financial Corp.	130,994	13,044,383
Discover Financial Services	1,217,829	93,675,407
LendingClub Corp.(2)	79,691	329,124
Navient Corp.	10,200	135,864
SLM Corp.(2)	10,200	115,260
Synchrony Financial	1,709,753	66,013,563

		$275,473,301

Containers & Packaging — 0.1%
AptarGroup, Inc.	27,180	$2,345,090
Avery Dennison Corp.	2,250	258,435
Ball Corp.	25,288	957,151
Crown Holdings, Inc.(2)	13,787	775,519
International Paper Co.	42,000	2,433,480
WestRock Co.	39,303	2,484,343

		$9,254,018

Distributors — 0.2%
Genuine Parts Co.	198,637	$18,872,501
LKQ Corp.(2)	224,518	9,131,147

		$28,003,648

Diversified Consumer Services — 0.0%(1)
H&R Block, Inc.	25,610	$671,494

		$671,494

Diversified Financial Services — 2.5%
Berkshire Hathaway, Inc., Class A(2)	453	$134,812,804
Berkshire Hathaway, Inc., Class B(2)	1,362,394	270,053,739

		$404,866,543

Diversified Telecommunication Services — 0.2%
AT&T, Inc.	619,815	$24,098,407
CenturyLink, Inc.	5,086	84,835

Security	Shares	Value

Diversified Telecommunication Services (continued)
Deutsche Telekom AG ADR	46,667	$824,186
Frontier Communications Corp.	894	6,043
Verizon Communications, Inc.	113,787	6,022,746
Windstream Holdings, Inc.	4,107	7,598

		$31,043,815

Electric Utilities — 0.2%
Duke Energy Corp.	31,500	$2,649,465
Exelon Corp.	8,420	331,832
NextEra Energy, Inc.	113,807	17,775,515
Southern Co. (The)	104,610	5,030,695

		$25,787,507

Electrical Equipment — 1.1%
Acuity Brands, Inc.	11,121	$1,957,296
AMETEK, Inc.	68,596	4,971,152
Eaton Corp. PLC	131,464	10,386,971
Emerson Electric Co.	2,031,858	141,600,184
Rockwell Automation, Inc.	122,389	24,031,080

		$182,946,683

Electronic Equipment, Instruments & Components — 0.4%
CDW Corp.	142,695	$9,915,875
Corning, Inc.	1,540,029	49,265,528
Keysight Technologies, Inc.(2)	2,442	101,587
Knowles Corp.(2)	8,001	117,295
TE Connectivity, Ltd.	15,999	1,520,545

		$60,920,830

Energy Equipment & Services — 0.8%
Frank’s International NV(3)	1,500,000	$9,975,000
Halliburton Co.	916,846	44,806,264
National Oilwell Varco, Inc.	5,061	182,297
Schlumberger, Ltd.	1,209,705	81,522,020
Transocean, Ltd.(2)	2,884	30,801

		$136,516,382

Equity Real Estate Investment Trusts (REITs) — 0.1%
American Tower Corp.	25,815	$3,683,026
Host Hotels & Resorts, Inc.	8,720	173,092
ProLogis, Inc.	2,000	129,020
Public Storage	49	10,241
Simon Property Group, Inc.	25,563	4,390,190

		$8,385,569

31	See Notes to Financial Statements.

Tax-Managed Growth Portfolio

December 31, 2017

Portfolio of Investments — continued

Security	Shares	Value

Food & Staples Retailing — 3.0%
Costco Wholesale Corp.	878,577	$163,520,751
CVS Health Corp.	1,220,216	88,465,660
Kroger Co. (The)	185,438	5,090,273
Sprouts Farmers Market, Inc.(2)	1,595,636	38,853,737
Sysco Corp.	439,987	26,720,411
Wal-Mart Stores, Inc.	1,184,795	116,998,506
Walgreens Boots Alliance, Inc.	552,387	40,114,344

		$479,763,682

Food Products — 1.5%
Archer-Daniels-Midland Co.	170,413	$6,830,153
Campbell Soup Co.	139,915	6,731,311
Conagra Brands, Inc.	402,669	15,168,541
Flowers Foods, Inc.	261,924	5,057,752
General Mills, Inc.	16,787	995,301
Hain Celestial Group, Inc. (The)(2)	7,590	321,740
Hershey Co. (The)	541,784	61,497,902
Hormel Foods Corp.	145,646	5,300,058
JM Smucker Co. (The)	18,967	2,356,460
Kellogg Co.	63,058	4,286,683
Kraft Heinz Co. (The)	35,003	2,721,833
Lamb Weston Holdings, Inc.	93,135	5,257,471
McCormick & Co., Inc.	51,488	5,247,142
Mondelez International, Inc., Class A	483,289	20,684,769
Nestle SA	1,119,866	96,281,874
Tyson Foods, Inc., Class A	24,682	2,000,970

		$240,739,960

Health Care Equipment & Supplies — 1.8%
Abbott Laboratories	1,787,005	$101,984,375
ABIOMED, Inc.(2)	49,633	9,301,721
Baxter International, Inc.	230,275	14,884,976
Becton, Dickinson and Co.	78,887	16,886,551
Boston Scientific Corp.(2)	30,490	755,847
Danaher Corp.	139,109	12,912,097
DexCom, Inc.(2)	94,962	5,449,869
Edwards Lifesciences Corp.(2)	5,200	586,092
Halyard Health, Inc.(2)	542	25,030
Hologic, Inc.(2)	154,947	6,623,984
Intuitive Surgical, Inc.(2)	74,858	27,318,679
Medtronic PLC	529,730	42,775,698
Stryker Corp.	247,882	38,382,049
Zimmer Biomet Holdings, Inc.	148,351	17,901,515

		$295,788,483

Security	Shares	Value

Health Care Providers & Services — 0.4%
Acadia Healthcare Co., Inc.(2)	32,000	$1,044,160
Aetna, Inc.	18,766	3,385,199
Anthem, Inc.	54,347	12,228,618
Cardinal Health, Inc.	29,805	1,826,152
Centene Corp.(2)	12,164	1,227,104
Cigna Corp.	8,814	1,790,035
DaVita, Inc.(2)	157,055	11,347,224
Express Scripts Holding Co.(2)	5	373
HCA Healthcare, Inc.(2)	155,114	13,625,214
Henry Schein, Inc.(2)	26,346	1,841,059
Humana, Inc.	482	119,570
McKesson Corp.	5,914	922,288
UnitedHealth Group, Inc.	77,826	17,157,520

		$66,514,516

Health Care Technology — 0.2%
Cerner Corp.(2)	17,440	$1,175,282
Cotiviti Holdings, Inc.(2)	863,310	27,807,215

		$28,982,497

Hotels, Restaurants & Leisure — 3.5%
Carnival Corp.	13,648	$905,818
Chipotle Mexican Grill, Inc.(2)	72,498	20,954,097
Chipotle Mexican Grill, Inc.(2)(3)	48,619	14,052,349
Choice Hotels International, Inc.	30,002	2,328,155
Darden Restaurants, Inc.	20,400	1,958,808
Domino’s Pizza, Inc.	148	27,966
Hilton Worldwide Holdings, Inc.	38,110	3,043,465
Marriott International, Inc., Class A	1,889,405	256,448,941
McDonald’s Corp.	11,550	1,987,986
MGM Resorts International(3)	50,000	1,668,665
Starbucks Corp.	3,676,552	211,144,381
Texas Roadhouse, Inc.	398,116	20,972,751
Yum China Holdings, Inc.	360,498	14,427,130
Yum! Brands, Inc.	290,587	23,714,805

		$573,635,317

Household Durables — 0.1%
D.R. Horton, Inc.	1,455	$74,307
Lennar Corp., Class A	1,050	66,402
Lennar Corp., Class B	21	1,085
Mohawk Industries, Inc.(2)	2,820	778,038
Newell Brands, Inc.	350,091	10,817,812
PulteGroup, Inc.	29,551	982,571
Tempur Sealy International, Inc.(2)	135,025	8,464,717

32	See Notes to Financial Statements.

Tax-Managed Growth Portfolio

December 31, 2017

Portfolio of Investments — continued

Security	Shares	Value

Household Durables (continued)
Whirlpool Corp.	1,391	$234,578

		$21,419,510

Household Products — 1.5%
Church & Dwight Co., Inc.	1,120	$56,190
Clorox Co. (The)	1,340	199,312
Colgate-Palmolive Co.	1,237,495	93,368,998
Energizer Holdings, Inc.	9,500	455,810
Kimberly-Clark Corp.	32,943	3,974,902
Procter & Gamble Co. (The)	1,604,743	147,443,787

		$245,498,999

Independent Power and Renewable Electricity Producers — 0.0%(1)
AES Corp. (The)	1,730	$18,736

		$18,736

Industrial Conglomerates — 2.0%
3M Co.	715,543	$168,417,356
Carlisle Cos., Inc.	49,148	5,585,670
General Electric Co.	5,305,316	92,577,764
Honeywell International, Inc.	360,331	55,260,362
Roper Technologies, Inc.	20,247	5,243,973

		$327,085,125

Insurance — 1.2%
Aegon NV ADR	5	$31
Aflac, Inc.	268,756	23,591,402
Aflac, Inc.(3)	25,000	2,193,403
Alleghany Corp.(2)	3,985	2,375,419
Allstate Corp. (The)	5,277	552,555
American International Group, Inc.	159,867	9,524,876
Aon PLC	81,264	10,889,376
Arch Capital Group, Ltd.(2)	13,000	1,180,010
Arthur J. Gallagher & Co.	345,890	21,887,919
Assurant, Inc.	10,300	1,038,652
Brighthouse Financial, Inc.(2)	936	54,887
Chubb, Ltd.	7,710	1,126,662
Cincinnati Financial Corp.	142,557	10,687,498
Hartford Financial Services Group, Inc.	32,187	1,811,484
Markel Corp.(2)	6,362	7,247,145
Marsh & McLennan Cos., Inc.	53,019	4,315,216
MetLife, Inc.	10,296	520,566
Progressive Corp.	1,239,244	69,794,222
Prudential Financial, Inc.	18,767	2,157,830

Security	Shares	Value

Insurance (continued)
Reinsurance Group of America, Inc.	6,425	$1,001,850
Torchmark Corp.	89,853	8,150,566
Travelers Companies, Inc. (The)	97,519	13,227,477
Trisura Group, Ltd.(2)	124	2,572
Willis Towers Watson PLC	104	15,672

		$193,347,290

Internet & Direct Marketing Retail — 3.2%
Amazon.com, Inc.(2)	355,925	$416,243,610
Ctrip.com International, Ltd. ADR(2)	5,200	229,320
Expedia, Inc.	2,670	319,786
HSN, Inc.	19,864	801,512
Netflix, Inc.(2)	126,516	24,286,011
Priceline Group, Inc. (The)(2)	44,435	77,216,477
Wayfair, Inc.(2)	26,372	2,116,881

		$521,213,597

Internet Software & Services — 8.1%
2U, Inc.(2)	14,879	$959,844
Akamai Technologies, Inc.(2)	225,000	14,634,000
Alibaba Group Holding, Ltd. ADR(2)	208,381	35,931,136
Alphabet, Inc., Class A(2)	288,524	303,931,182
Alphabet, Inc., Class C(2)	347,938	364,082,323
Altaba, Inc.(2)	144,071	10,063,359
Baidu, Inc. ADR(2)	72,500	16,980,225
Box, Inc.(2)	116,823	2,467,302
Cars.com, Inc.(2)	400	11,536
eBay, Inc.(2)	1,340,247	50,580,922
Facebook, Inc., Class A(2)	2,763,802	487,700,501
IAC/InterActiveCorp(2)	4,215	515,410
LogMeIn, Inc.	1,026	117,477
Pandora Media, Inc.(2)	37,000	178,340
Twitter, Inc.(2)	622,959	14,957,245
VeriSign, Inc.(2)	19,493	2,230,779
Yelp, Inc.(2)	145,608	6,109,712

		$1,311,451,293

IT Services — 2.4%
Accenture PLC, Class A	571,570	$87,501,651
Alliance Data Systems Corp.	686	173,887
Automatic Data Processing, Inc.	141,795	16,616,956
Broadridge Financial Solutions, Inc.	20,205	1,830,169
Cognizant Technology Solutions Corp., Class A	5,578	396,150
Fidelity National Information Services, Inc.	82,344	7,747,747
Fiserv, Inc.(2)	210,028	27,540,972

33	See Notes to Financial Statements.

Tax-Managed Growth Portfolio

December 31, 2017

Portfolio of Investments — continued

Security	Shares	Value

IT Services (continued)
International Business Machines Corp.	431,029	$66,128,469
MasterCard, Inc., Class A	60,081	9,093,860
Paychex, Inc.	706,875	48,124,050
PayPal Holdings, Inc.(2)	169,839	12,503,547
Sabre Corp.	157,290	3,224,445
Square, Inc., Class A(2)	96,040	3,329,707
Total System Services, Inc.	5	396
Visa, Inc., Class A	838,263	95,578,747
Western Union Co.	82,244	1,563,458

		$381,354,211

Leisure Products — 0.0%(1)
Hasbro, Inc.	441	$40,083
Mattel, Inc.	337,206	5,186,228
Polaris Industries, Inc.	20,015	2,481,660

		$7,707,971

Life Sciences Tools & Services — 0.4%
Agilent Technologies, Inc.	651,639	$43,640,264
Illumina, Inc.(2)	25,250	5,516,872
IQVIA Holdings, Inc.(2)	24,800	2,427,920
Thermo Fisher Scientific, Inc.	37,076	7,039,991

		$58,625,047

Machinery — 2.0%
Caterpillar, Inc.	241,634	$38,076,686
Cummins, Inc.	150	26,496
Deere & Co.	228,655	35,786,794
Donaldson Co., Inc.	96,349	4,716,284
Dover Corp.	333,697	33,700,060
Fortive Corp.	28,046	2,029,128
Illinois Tool Works, Inc.	1,050,838	175,332,320
Ingersoll-Rand PLC	6,080	542,275
Lincoln Electric Holdings, Inc.	53,660	4,914,183
Manitowoc Co., Inc. (The)(2)	11,435	449,853
Middleby Corp.(2)	2,000	269,900
PACCAR, Inc.	186,094	13,227,562
Parker-Hannifin Corp.	18,857	3,763,480
Pentair PLC	4	282
Snap-on, Inc.	15,151	2,640,819
Stanley Black & Decker, Inc.	288	48,871
WABCO Holdings, Inc.(2)	3,080	441,980
Wabtec Corp.	14,082	1,146,697
Welbilt, Inc.(2)	45,741	1,075,371

		$318,189,041

Security	Shares	Value

Media — 2.7%
CBS Corp., Class B	489,119	$28,858,021
Comcast Corp., Class A	3,726,644	149,252,092
Discovery Communications, Inc., Class A(2)	6,930	155,093
Discovery Communications, Inc., Class C(2)	207	4,382
Liberty Braves Group, Series A(2)	1,236	27,254
Liberty Braves Group, Series C(2)	2,473	54,950
Liberty Broadband Corp., Series A(2)	3,091	262,890
Liberty Broadband Corp., Series C(2)	6,183	526,544
Liberty Formula One, Series A(2)	3,091	101,138
Liberty Formula One, Series C(2)	6,183	211,211
Liberty Global PLC, Class A(2)	8,854	317,327
Liberty Global PLC, Class C(2)	27,614	934,458
Liberty Global PLC LiLAC, Class A(2)	1,546	31,152
Liberty Global PLC LiLAC, Class C(2)	4,825	95,969
Liberty SiriusXM Group, Series A(2)	12,367	490,475
Liberty SiriusXM Group, Series C(2)	24,734	980,951
Live Nation Entertainment, Inc.(2)	1,800	76,626
News Corp., Class A	24	389
Omnicom Group, Inc.	146,645	10,680,155
TEGNA, Inc.	1,201	16,910
Time Warner, Inc.	11,347	1,037,910
Time, Inc.	109	2,011
Twenty-First Century Fox, Inc., Class A	16,333	563,979
Viacom, Inc., Class B	412,909	12,721,726
Walt Disney Co. (The)	2,221,158	238,796,697

		$446,200,310

Metals & Mining — 0.2%
Alcoa Corp.(2)	5,862	$315,786
Cleveland-Cliffs, Inc.(2)	527,743	3,805,027
Freeport-McMoRan, Inc.(2)	39,818	754,949
Glencore PLC(2)	598,405	3,132,029
Lonmin PLC(2)	64	72
Nucor Corp.	235,636	14,981,737
Southern Copper Corp.	12,126	575,379
Steel Dynamics, Inc.	31,000	1,337,030
Steel Dynamics, Inc.(3)	140,295	6,050,923

		$30,952,932

Multi-Utilities — 0.0%(1)
Consolidated Edison, Inc.	782	$66,431
Dominion Energy, Inc.	4,493	364,203
DTE Energy Co.	52,668	5,765,039
Sempra Energy	3,787	404,906
WEC Energy Group, Inc.	3,742	248,581

		$6,849,160

34	See Notes to Financial Statements.

Tax-Managed Growth Portfolio

December 31, 2017

Portfolio of Investments — continued

Security	Shares	Value

Multiline Retail — 0.1%
Dollar Tree, Inc.(2)	142,658	$15,308,630
Nordstrom, Inc.	6,234	295,367
Target Corp.	36,405	2,375,426

		$17,979,423

Oil, Gas & Consumable Fuels — 4.7%
Anadarko Petroleum Corp.	800,521	$42,939,946
Antero Resources Corp.(2)	1,633,197	31,030,743
Apache Corp.	175,832	7,423,627
California Resources Corp.(2)	275	5,346
Cheniere Energy, Inc.(2)	642,305	34,581,701
Chesapeake Energy Corp.(2)	288	1,141
Chevron Corp.	834,821	104,511,241
Concho Resources, Inc.(2)	40,000	6,008,800
ConocoPhillips	305,809	16,785,856
Devon Energy Corp.	1,380,333	57,145,786
EOG Resources, Inc.	1,077,613	116,285,219
EQT Corp.	180,474	10,272,580
Exxon Mobil Corp.	3,357,899	280,854,672
Hess Corp.	64,190	3,047,099
Kinder Morgan, Inc.	50,432	911,306
Marathon Oil Corp.	163,096	2,761,215
Marathon Petroleum Corp.	160,826	10,611,300
Murphy Oil Corp.	145,312	4,511,938
Occidental Petroleum Corp.	15,964	1,175,908
Phillips 66	193,292	19,551,486
Pioneer Natural Resources Co.	14,430	2,494,226
Range Resources Corp.	669,731	11,425,611
Royal Dutch Shell PLC, Class A ADR	70,142	4,679,173
Southwestern Energy Co.(2)	730	4,073
Williams Cos., Inc.	4,625	141,016
WPX Energy, Inc.(2)	666	9,371

		$769,170,380

Personal Products — 0.0%(1)
Estee Lauder Cos., Inc. (The), Class A	37,919	$4,824,814
Unilever NV - NY Shares	19,032	1,071,882
Unilever PLC ADR	9,918	548,862

		$6,445,558

Pharmaceuticals — 5.4%
Allergan PLC	214,839	$35,143,364
AstraZeneca PLC ADR	870	30,189
Bristol-Myers Squibb Co.	2,043,349	125,216,427
Catalent, Inc.(2)	45,943	1,887,338

Security	Shares	Value

Pharmaceuticals (continued)
Eli Lilly & Co.	1,594,954	$134,709,815
GlaxoSmithKline PLC ADR	1,468	52,070
Johnson & Johnson	2,116,323	295,692,649
Johnson & Johnson (3)	14,035	1,959,009
Mallinckrodt PLC(2)	6	135
Merck & Co., Inc.	1,373,699	77,298,043
Novartis AG ADR	114,146	9,583,698
Novo Nordisk A/S ADR	1,271,336	68,232,603
Pfizer, Inc.	1,717,311	62,201,004
Roche Holding AG ADR	35,808	1,130,817
Sanofi ADR	5,100	219,300
Teva Pharmaceutical Industries, Ltd. ADR	1,671,886	31,682,240
Zoetis, Inc.	477,369	34,389,663

		$879,428,364

Professional Services — 0.2%
Equifax, Inc.	12,654	$1,492,160
Nielsen Holdings PLC	72,356	2,633,758
On Assignment, Inc.(2)	129,037	8,293,208
On Assignment, Inc.(2)(3)	21,275	1,367,344
On Assignment, Inc.(2)(3)	19,913	1,279,809
Verisk Analytics, Inc.(2)	97,537	9,363,552

		$24,429,831

Road & Rail — 0.6%
Canadian National Railway Co.	303,231	$25,016,557
CSX Corp.	79,000	4,345,790
Kansas City Southern	7,000	736,540
Norfolk Southern Corp.	209,569	30,366,548
Union Pacific Corp.	314,347	42,153,933

		$102,619,368

Semiconductors & Semiconductor Equipment — 5.3%
Analog Devices, Inc.	610,814	$54,380,770
Analog Devices, Inc.(3)	20,897	1,860,460
Applied Materials, Inc.	100,000	5,112,000
ASML Holding NV - NY Shares	3,622	629,576
Broadcom, Ltd.	76,737	19,713,735
Cypress Semiconductor Corp.	107,346	1,635,953
Intel Corp.	6,630,787	306,077,128
Lam Research Corp.	28,350	5,218,385
Marvell Technology Group, Ltd.	95,391	2,048,045
Microchip Technology, Inc.	290,939	25,567,719
Microchip Technology, Inc.(3)	5,600	491,636
Micron Technology, Inc.(2)	164,484	6,763,582

35	See Notes to Financial Statements.

Tax-Managed Growth Portfolio

December 31, 2017

Portfolio of Investments — continued

Security	Shares	Value

Semiconductors & Semiconductor Equipment (continued)
NVIDIA Corp.	528,634	$102,290,679
NVIDIA Corp.(3)	100,000	19,340,325
NVIDIA Corp.(3)	109,020	21,095,370
QUALCOMM, Inc.	2,743,051	175,610,125
Texas Instruments, Inc.	1,045,341	109,175,414
Versum Materials, Inc.	1,129	42,733
Xilinx, Inc.	104,186	7,024,220

		$864,077,855

Software — 4.5%
Activision Blizzard, Inc.	218,092	$13,809,585
Adobe Systems, Inc.(2)	489,165	85,721,275
Autodesk, Inc.(2)	5,071	531,593
Barracuda Networks, Inc.(2)(3)	435,000	11,962,500
Cadence Design Systems, Inc.(2)	506,300	21,173,466
CDK Global, Inc.	3	214
Check Point Software Technologies, Ltd.(2)	150,000	15,543,000
Citrix Systems, Inc.(2)	5,976	525,888
Dell Technologies, Inc., Class V(2)	156	12,680
FireEye, Inc.(2)	82,732	1,174,794
Fortinet, Inc.(2)	20,000	873,800
Intuit, Inc.	33,788	5,331,071
Manhattan Associates, Inc.(2)	56,873	2,817,488
Microsoft Corp.	3,437,471	294,041,269
Oracle Corp.	3,428,219	162,086,194
Paycom Software, Inc.(2)	542,805	43,603,526
Red Hat, Inc.(2)	1,050	126,105
salesforce.com, inc.(2)	57,236	5,851,236
ServiceNow, Inc.(2)	169,856	22,147,524
Splunk, Inc.(2)	205,000	16,982,200
Symantec Corp.	72,900	2,045,574
Synopsys, Inc.(2)	5,660	482,458
Tableau Software, Inc., Class A(2)	13,699	947,971
Ultimate Software Group, Inc. (The)(2)	21,655	4,725,771
Workday, Inc., Class A(2)	121,726	12,384,403

		$724,901,585

Specialty Retail — 1.9%
Advance Auto Parts, Inc.	78,893	$7,864,843
AutoNation, Inc.(2)	5,972	306,543
AutoZone, Inc.(2)	280	199,184
Bed Bath & Beyond, Inc.	7,000	153,930
Best Buy Co., Inc.	237,474	16,259,845
Dick’s Sporting Goods, Inc.	35,000	1,005,900
Gap, Inc. (The)	89,138	3,036,040

Security	Shares	Value

Specialty Retail (continued)
GNC Holdings, Inc., Class A(2)	900	$3,321
Home Depot, Inc. (The)	41,855	7,932,778
L Brands, Inc.	41,877	2,521,833
Lowe’s Companies, Inc.	864,447	80,341,704
O’Reilly Automotive, Inc.(2)	20,695	4,977,975
O’Reilly Automotive, Inc.(2)(3)	29,562	7,110,844
Ross Stores, Inc.	245,594	19,708,919
Signet Jewelers, Ltd.	65,986	3,731,508
Tiffany & Co.	600	62,370
TJX Cos., Inc. (The)	1,533,161	117,225,490
Tractor Supply Co.	225,175	16,831,831
Ulta Salon, Cosmetics & Fragrance, Inc.(2)	78,652	17,591,306

		$306,866,164

Technology Hardware, Storage & Peripherals — 3.5%
Apple, Inc.	3,237,738	$547,922,402
NetApp, Inc.	474,967	26,275,174

		$574,197,576

Textiles, Apparel & Luxury Goods — 1.4%
Hanesbrands, Inc.	547,980	$11,458,262
Luxottica Group SpA ADR	20,606	1,260,469
NIKE, Inc., Class B	3,382,280	211,561,614
VF Corp.	69,146	5,116,804

		$229,397,149

Thrifts & Mortgage Finance — 0.0%(1)
Essent Group, Ltd.(2)	48,156	$2,090,934

		$2,090,934

Tobacco — 0.5%
Altria Group, Inc.	295,011	$21,066,736
Altria Group, Inc.(3)	32,000	2,283,977
British American Tobacco PLC ADR	3,399	227,699
Philip Morris International, Inc.	593,298	62,681,934

		$86,260,346

Trading Companies & Distributors — 0.0%(1)
Fastenal Co.	10,178	$556,635
United Rentals, Inc.(2)	2,000	343,820
W.W. Grainger, Inc.	2,791	659,374

		$1,559,829

36	See Notes to Financial Statements.

Tax-Managed Growth Portfolio

December 31, 2017

Portfolio of Investments — continued

Security	Shares	Value

Wireless Telecommunication Services — 0.0%(1)
America Movil SAB de CV ADR, Series L	270,852	$4,645,112
Sprint Corp.(2)	1	6
Vodafone Group PLC ADR	59,781	1,907,014

		$6,552,132

Total Common Stocks (identified cost $8,244,475,807)		$16,002,076,711

Rights — 0.0%(1)

Security	Shares	Value

Pharmaceuticals — 0.0%(1)
Sanofi, Exp. 12/31/20(2)	6,984	$2,654

Total Rights (identified cost $16,440)		$2,654

Short-Term Investments — 1.3%

Description	Units	Value
Eaton Vance Cash Reserves Fund, LLC, 1.50% (4)	204,319,980	$204,299,548

Total Short-Term Investments (identified cost $204,362,296)		$204,299,548

Total Investments — 99.9% (identified cost $8,448,854,543)		$16,206,378,913

Other Assets, Less Liabilities — 0.1%		$18,310,940

Net Assets — 100.0%		$16,224,689,853

The percentage shown for each investment category in the Portfolio of Investments is based on net assets.

(1)	Amount is less than 0.05%.

(2)	Non-income producing security.

(3)	Restricted security (see Note 5).

(4)

Affiliated investment company, available to Eaton Vance portfolios and funds, which invests in high quality, U.S. dollar denominated money market instruments. The rate shown is the annualized seven-day yield as of December 31, 2017.

Abbreviations:

ADR	–	American Depositary Receipt

37	See Notes to Financial Statements.

Tax-Managed Growth Portfolio

December 31, 2017

Statement of Assets and Liabilities

Assets	December 31, 2017
Unaffiliated investments, at value (identified cost, $8,244,492,247)	$16,002,079,365
Affiliated investment, at value (identified cost, $204,362,296)	204,299,548
Cash	1,694,923
Foreign currency, at value (identified cost, $141)	145
Dividends receivable	12,367,102
Dividends receivable from affiliated investment	205,467
Receivable for investments sold	5,274,915
Tax reclaims receivable	5,749,341
Total assets	$16,231,670,806

Liabilities
Payable to affiliates:
Investment adviser fee	$5,780,199
Trustees’ fees	25,375
Accrued expenses	1,175,379
Total liabilities	$6,980,953
Commitments and contingencies (Note 8)
Net Assets applicable to investors’ interest in Portfolio	$16,224,689,853

Sources of Net Assets
Investors’ capital	$8,467,176,909
Net unrealized appreciation	7,757,512,944
Total	$16,224,689,853

38	See Notes to Financial Statements.

Tax-Managed Growth Portfolio

December 31, 2017

Statement of Operations

Investment Income	Year Ended December 31, 2017
Dividends (net of foreign taxes, $1,425,967)	$249,105,243
Dividends from affiliated investment	2,453,219
Total investment income	$251,558,462

Expenses
Investment adviser fee	$61,878,014
Trustees’ fees and expenses	109,875
Custodian fee	2,018,680
Professional fees	336,891
Miscellaneous	411,655
Total expenses	$64,755,115

Net investment income	$186,803,347

Realized and Unrealized Gain (Loss)
Net realized gain (loss) —
Investment transactions(1)	$366,876,636
Investment transactions — affiliated investment	26,936
Foreign currency transactions	2,742
Net realized gain	$366,906,314
Change in unrealized appreciation (depreciation) —
Investments	$2,337,432,408
Investments — affiliated investment	(74,611)
Foreign currency	173,734
Net change in unrealized appreciation (depreciation)	$2,337,531,531

Net realized and unrealized gain	$2,704,437,845

Net increase in net assets from operations	$2,891,241,192

(1)	Includes $371,634,625 of net realized gains from redemptions in-kind.

39	See Notes to Financial Statements.

Tax-Managed Growth Portfolio

December 31, 2017

Statements of Changes in Net Assets

	Year Ended December 31,
Increase (Decrease) in Net Assets	2017	2016
From operations —
Net investment income	$186,803,347	$166,984,196
Net realized gain	366,906,314	292,630,128
Net change in unrealized appreciation (depreciation)	2,337,531,531	541,431,580
Net increase in net assets from operations	$2,891,241,192	$1,001,045,904
Capital transactions —
Contributions	$1,487,391,128	$1,168,134,044
Withdrawals	(730,966,590)	(647,540,645)
Net increase in net assets from capital transactions	$756,424,538	$520,593,399

Net increase in net assets	$3,647,665,730	$1,521,639,303

Net Assets
At beginning of year	$12,577,024,123	$11,055,384,820
At end of year	$16,224,689,853	$12,577,024,123

40	See Notes to Financial Statements.

Tax-Managed Growth Portfolio

December 31, 2017

Financial Highlights

	Year Ended December 31,
Ratios/Supplemental Data	2017		2016		2015	2014	2013
Ratios (as a percentage of average daily net assets):
Expenses(1)	0.46%		0.47%		0.47%	0.47%	0.48%
Net investment income	1.33%		1.48%		1.44%	1.45%	1.50%
Portfolio Turnover	0	%(2)(3)	1	%(3)	9%	8%	3%

Total Return	22.76%		9.06%		2.53%	12.73%	32.39%

Net assets, end of year (000’s omitted)	$16,224,690		$12,577,024		$11,055,385	$10,545,696	$9,414,954

(1)

Excludes the effect of custody fee credits, if any, of less than 0.005%. Effective September 1, 2015, custody fee credits, which were earned on cash deposit balances, were discontinued by the custodian.

(2)	Amount is less than 0.5%.

(3)

Excludes the value of portfolio securities contributed or distributed as a result of in-kind shareholder transactions. The portfolio turnover of the Portfolio including in-kind contributions and distributions of securities was 5% and 6% for the years ended December 31, 2017 and 2016, respectively.

41	See Notes to Financial Statements.

Eaton Vance

Tax-Managed Growth Portfolio

December 31, 2017

Notes to Financial Statements

1  Significant Accounting Policies

Tax-Managed Growth Portfolio (the Portfolio) is a Massachusetts business trust registered under the Investment Company Act of 1940, as amended (the 1940 Act), as a diversified, open-end management investment company. The Portfolio’s investment objective is to achieve long-term, after-tax returns for interestholders through investing in a diversified portfolio of equity securities. The Declaration of Trust permits the Trustees to issue interests in the Portfolio. At December 31, 2017, Eaton Vance Tax-Managed Growth Fund 1.0, Eaton Vance Tax-Managed Growth Fund 1.1, Eaton Vance Tax-Managed Growth Fund 1.2 and Eaton Vance Tax-Managed Equity Asset Allocation Fund held an interest of 6.1%, 10.0%, 4.8%, and 1.0% respectively, in the Portfolio. In addition, an unregistered fund managed by the adviser to the Portfolio held an aggregate interest of 78.1% in the Portfolio.

The following is a summary of significant accounting policies of the Portfolio. The policies are in conformity with accounting principles generally accepted in the United States of America (U.S. GAAP). The Portfolio is an investment company and follows accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 “Financial Services — Investment Companies.”

A  Investment Valuation — The following methodologies are used to determine the market value or fair value of investments.

Equity Securities. Equity securities listed on a U.S. securities exchange generally are valued at the last sale or closing price on the day of valuation or, if no sales took place on such date, at the mean between the closing bid and asked prices therefore on the exchange where such securities are principally traded. Equity securities listed on the NASDAQ Global or Global Select Market generally are valued at the NASDAQ official closing price. Unlisted or listed securities for which closing sales prices or closing quotations are not available are valued at the mean between the latest available bid and asked prices.

Foreign Securities and Currencies. Foreign securities and currencies are valued in U.S. dollars, based on foreign currency exchange rate quotations supplied by a third party pricing service. The pricing service uses a proprietary model to determine the exchange rate. Inputs to the model include reported trades and implied bid/ask spreads. The daily valuation of exchange-traded foreign securities generally is determined as of the close of trading on the principal exchange on which such securities trade. Events occurring after the close of trading on foreign exchanges may result in adjustments to the valuation of foreign securities to more accurately reflect their fair value as of the close of regular trading on the New York Stock Exchange. When valuing foreign equity securities that meet certain criteria, the Portfolio’s Trustees have approved the use of a fair value service that values such securities to reflect market trading that occurs after the close of the applicable foreign markets of comparable securities or other instruments that have a strong correlation to the fair-valued securities.

Affiliated Fund. The Portfolio may invest in Eaton Vance Cash Reserves Fund, LLC (Cash Reserves Fund), an affiliated investment company managed by Eaton Vance Management (EVM). While Cash Reserves Fund is not a registered money market mutual fund, it conducts all of its investment activities in accordance with the requirements of Rule 2a-7 under the 1940 Act. Investments in Cash Reserves Fund are valued at the closing net asset value per unit on the valuation day. Cash Reserves Fund generally values its investment securities based on available market quotations provided by a third party pricing service.

Fair Valuation. Investments for which valuations or market quotations are not readily available or are deemed unreliable are valued at fair value using methods determined in good faith by or at the direction of the Trustees of the Portfolio in a manner that fairly reflects the security’s value, or the amount that the Portfolio might reasonably expect to receive for the security upon its current sale in the ordinary course. Each such determination is based on a consideration of relevant factors, which are likely to vary from one pricing context to another. These factors may include, but are not limited to, the type of security, the existence of any contractual restrictions on the security’s disposition, the price and extent of public trading in similar securities of the issuer or of comparable companies or entities, quotations or relevant information obtained from broker/dealers or other market participants, information obtained from the issuer, analysts, and/or the appropriate stock exchange (for exchange-traded securities), an analysis of the company’s or entity’s financial condition, and an evaluation of the forces that influence the issuer and the market(s) in which the security is purchased and sold.

B  Investment Transactions — Investment transactions for financial statement purposes are accounted for on a trade date basis. Realized gains and losses on investments sold are determined on the basis of identified cost.

C  Income — Dividend income is recorded on the ex-dividend date for dividends received in cash and/or securities. However, if the ex-dividend date has passed, certain dividends from foreign securities are recorded as the Portfolio is informed of the ex-dividend date. Withholding taxes on foreign dividends and capital gains have been provided for in accordance with the Portfolio’s understanding of the applicable countries’ tax rules and rates. In consideration of recent decisions rendered by European courts, the Portfolio has filed additional tax reclaims for previously withheld taxes on dividends earned in certain European Union countries. These filings are subject to various administrative and judicial proceedings within these countries. Due to the uncertainty as to the ultimate resolution of these proceedings, the likelihood of receipt of these reclaims, and the potential timing of payment, no amounts are reflected in the financial statements for such reclaims. Interest income is recorded on the basis of interest accrued, adjusted for amortization of premium or accretion of discount.

D  Federal Taxes — The Portfolio has elected to be treated as a partnership for federal tax purposes. No provision is made by the Portfolio for federal or state taxes on any taxable income of the Portfolio because each investor in the Portfolio is ultimately responsible for the payment of any taxes on its share of taxable income. Since at least one of the Portfolio’s investors is a regulated investment company that invests all or substantially all of its assets in the Portfolio, the Portfolio normally must satisfy the applicable source of income and diversification requirements (under the Internal Revenue Code) in order for its investors to satisfy them. The Portfolio will allocate, at least annually among its investors, each investor’s distributive share of the Portfolio’s net investment income, net realized capital gains and losses and any other items of income, gain, loss, deduction or credit.

42

Eaton Vance

Tax-Managed Growth Portfolio

December 31, 2017

Notes to Financial Statements — continued

As of December 31, 2017, the Portfolio had no uncertain tax positions that would require financial statement recognition, de-recognition, or disclosure. The Portfolio files a U.S. federal income tax return annually after its fiscal year-end, which is subject to examination by the Internal Revenue Service for a period of three years from the date of filing.

E  Foreign Currency Translation — Investment valuations, other assets, and liabilities initially expressed in foreign currencies are translated each business day into U.S. dollars based upon current exchange rates. Purchases and sales of foreign investment securities and income and expenses denominated in foreign currencies are translated into U.S. dollars based upon currency exchange rates in effect on the respective dates of such transactions. Recognized gains or losses on investment transactions attributable to changes in foreign currency exchange rates are recorded for financial statement purposes as net realized gains and losses on investments. That portion of unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

F  Use of Estimates — The preparation of the financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expense during the reporting period. Actual results could differ from those estimates.

G  Indemnifications — Under the Portfolio’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Portfolio. Under Massachusetts law, if certain conditions prevail, interestholders in the Portfolio could be deemed to have personal liability for the obligations of the Portfolio. However, the Portfolio’s Declaration of Trust contains an express disclaimer of liability on the part of Portfolio interestholders and the By-laws provide that the Portfolio shall assume the defense on behalf of any Portfolio interestholder. Moreover, the By-laws also provide for indemnification out of Portfolio property of any interestholder held personally liable solely by reason of being or having been an interestholder for all loss or expense arising from such liability. Additionally, in the normal course of business, the Portfolio enters into agreements with service providers that may contain indemnification clauses. The Portfolio’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Portfolio that have not yet occurred.

2  Investment Adviser Fee and Other Transactions with Affiliates

The investment adviser fee is earned by Boston Management and Research (BMR), a subsidiary of EVM, as compensation for investment advisory services rendered to the Portfolio. Under the investment advisory agreement, BMR receives a monthly advisory fee at a rate of 0.625% annually of the Portfolio’s average daily net assets up to $500 million. The advisory fee on net assets of $500 million or more is reduced as follows:

Average Daily Net Assets	Annual Fee Rate (for each level)

$500 million but less than $1 billion	0.5625%
$1 billion but less than $1.5 billion	0.5000%
$1.5 billion but less than $7 billion	0.4375%
$7 billion but less than $10 billion	0.4250%
$10 billion but less than $15 billion	0.4125%
$15 billion but less than $20 billion	0.4000%
$20 billion but less than $25 billion	0.3900%
$25 billion and over	0.3800%

The Portfolio invests its cash in Cash Reserves Fund. EVM does not currently receive a fee for advisory services provided to Cash Reserves Fund. For the year ended December 31, 2017, the Portfolio’s investment adviser fee amounted to $61,878,014 or 0.44% of the Portfolio’s average daily net assets.

Officers and Trustees of the Portfolio who are members of EVM’s or BMR’s organizations receive remuneration for their services to the Portfolio out of the investment adviser fee. Trustees of the Portfolio who are not affiliated with the investment adviser may elect to defer receipt of all or a percentage of their annual fees in accordance with the terms of the Trustees Deferred Compensation Plan. For the year ended December 31, 2017, no significant amounts have been deferred. Certain officers and Trustees of the Portfolio are officers of the above organizations.

3  Purchases and Sales of Investments

Purchases and sales of investments, other than short-term obligations, aggregated $162,978,592 and $36,573,893, respectively, for the year ended December 31, 2017. In addition, investors contributed securities with an aggregate market value of $1,448,660,332 and investments having an aggregate market value of $593,483,528 were distributed in payment for capital withdrawals during the year ended December 31, 2017.

43

Eaton Vance

Tax-Managed Growth Portfolio

December 31, 2017

Notes to Financial Statements — continued

4  Federal Income Tax Basis of Investments

The cost and unrealized appreciation (depreciation) of investments of the Portfolio at December 31, 2017, as determined on a federal income tax basis, were as follows:

Aggregate cost	$2,663,755,966

Gross unrealized appreciation	$13,557,402,881
Gross unrealized depreciation	(14,779,934)

Net unrealized appreciation	$13,542,622,947

5  Restricted Securities

At December 31, 2017, the Portfolio owned the following securities (representing 1.1% of net assets) which were restricted as to public resale and not registered under the Securities Act of 1933. The Portfolio has various registration rights (exercisable under a variety of circumstances) with respect to these securities. The value of these securities is determined based on valuations provided by brokers when available, or if not available, they are valued at fair value using methods determined in good faith by or at the direction of the Trustees.

Common Stocks	Date of Acquisition	Eligible for Resale	Shares	Cost	Value

Aflac, Inc.	9/21/17	9/21/18	25,000	$2,095,902	$2,193,403
Alexion Pharmaceuticals, Inc.	3/16/17	3/16/18	43,530	5,314,289	5,205,753
Alexion Pharmaceuticals, Inc.	6/22/17	6/22/18	81,001	10,000,093	9,686,910
Altria Group, Inc.	9/21/17	9/21/18	32,000	1,957,081	2,283,977
Analog Devices, Inc.	3/16/17	3/16/18	20,897	1,744,236	1,860,460
Arista Networks, Inc.	3/16/17	3/16/18	120,000	15,379,746	28,269,600
Arista Networks, Inc.	12/19/17	12/19/18	127,576	30,000,085	30,024,300
Barracuda Networks, Inc.	6/22/17	6/22/18	435,000	9,669,071	11,962,500
BB&T Corp.	9/21/17	9/21/18	22,314	1,000,005	1,108,897
Chipotle Mexican Grill, Inc.	3/16/17	3/16/18	48,619	19,476,729	14,052,349
Frank’s International NV	6/22/17	6/22/18	1,500,000	11,482,860	9,975,000
Johnson & Johnson	12/19/17	12/19/18	14,035	1,988,173	1,959,009
MGM Resorts International	9/21/17	9/21/18	50,000	1,652,346	1,668,665
Microchip Technology, Inc.	12/19/17	12/19/18	5,600	497,734	491,636
NVIDIA Corp.	6/22/17	6/22/18	109,020	17,362,818	21,095,370
NVIDIA Corp.	9/21/17	9/21/18	100,000	18,565,416	19,340,325
O’Reilly Automotive, Inc.	3/16/17	3/16/18	29,562	8,000,328	7,110,844
On Assignment, Inc.	3/16/17	3/16/18	21,275	1,028,338	1,367,344
On Assignment, Inc.	6/22/17	6/22/18	19,913	1,075,039	1,279,809
Steel Dynamics, Inc.	3/16/17	3/16/18	140,295	5,000,016	6,050,923

Total Restricted Securities				$163,290,305	$176,987,074

6  Line of Credit

The Portfolio participates with other portfolios and funds managed by EVM and its affiliates in a $625 million unsecured line of credit agreement with a group of banks, which is in effect through October 30, 2018. Borrowings are made by the Portfolio solely to facilitate the handling of unusual and/or unanticipated short-term cash requirements. Interest is charged to the Portfolio based on its borrowings at an amount above either the Eurodollar rate or Federal Funds rate. In addition, a fee computed at an annual rate of 0.15% on the daily unused portion of the line of credit is allocated among the participating portfolios and funds at the end of each quarter. Because the line of credit is not available exclusively to the Portfolio, it may be unable to borrow some or all of its requested amounts at any particular time. The Portfolio did not have any significant borrowings or allocated fees during the year ended December 31, 2017.

44

Eaton Vance

Tax-Managed Growth Portfolio

December 31, 2017

Notes to Financial Statements — continued

7  Fair Value Measurements

Under generally accepted accounting principles for fair value measurements, a three-tier hierarchy to prioritize the assumptions, referred to as inputs, is used in valuation techniques to measure fair value. The three-tier hierarchy of inputs is summarized in the three broad levels listed below.

•	Level 1 – quoted prices in active markets for identical investments

•	Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 – significant unobservable inputs (including a fund’s own assumptions in determining the fair value of investments)

In cases where the inputs used to measure fair value fall in different levels of the fair value hierarchy, the level disclosed is determined based on the lowest level input that is significant to the fair value measurement in its entirety. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

At December 31, 2017, the hierarchy of inputs used in valuing the Portfolio’s investments, which are carried at value, were as follows:

Asset Description	Level 1	Level 2		Level 3	Total

Common Stocks
Consumer Discretionary	$2,211,134,576	$1,668,665		$—	$2,212,803,241
Consumer Staples	1,340,309,288	98,565,851		—	1,438,875,139
Energy	905,686,762	—		—	905,686,762
Financials	2,960,602,239	29,326,677		—	2,989,928,916
Health Care	2,052,688,740	1,959,009		—	2,054,647,749
Industrials	1,825,738,716	—		—	1,825,738,716
Information Technology	4,161,895,268	49,856,261		—	4,211,751,529
Materials	280,875,639	3,132,101		—	284,007,740
Real Estate	8,385,569	—		—	8,385,569
Telecommunication Services	37,595,947	—		—	37,595,947
Utilities	32,655,403	—		—	32,655,403

Total Common Stocks	$15,817,568,147	$184,508,564	*	$—	$16,002,076,711

Rights	$2,654	$—		$—	$2,654
Short-Term Investments	—	204,299,548		—	204,299,548

Total Investments	$15,817,570,801	$388,808,112		$—	$16,206,378,913

*	Includes foreign equity securities whose values were adjusted to reflect market trading of comparable securities or other correlated instruments that occurred after the close of trading in their applicable foreign markets.

The Portfolio held no investments or other financial instruments as of December 31, 2016 whose fair value was determined using Level 3 inputs. At December 31, 2017, the value of investments transferred between Level 1 and Level 2 during the year ended was not significant.

8  Legal Proceedings

In November 2010, the Portfolio was named as defendant and a putative member of the proposed defendant class of shareholders in the case entitled Official Committee of Unsecured Creditors (UCC) of the Tribune Company v. FitzSimons, et al. as a result of its ownership of shares in the Tribune Company (Tribune) in 2007 when Tribune effected a leveraged buyout transaction (LBO) and was converted to a privately held company. The UCC, which has been replaced by a Litigation Trustee pursuant to Tribune’s plan of reorganization, seeks to recover payments of the proceeds of the LBO. This action is now part of a multi-district litigation proceeding in the Southern District of New York. A motion to dismiss the FitzSimons case is currently pending. The value of the proceeds received by the Portfolio is approximately $48,237,000 (equal to 0.3% of net assets at December 31, 2017).

The Portfolio cannot predict the outcome of these proceedings or the effect, if any, on the Portfolio’s net asset value. The attorneys’ fees and costs related to these actions are expensed by the Portfolio as incurred.

45

Tax-Managed Growth Portfolio

December 31, 2017

Report of Independent Registered Public Accounting Firm

To the Trustees and Investors of Tax-Managed Growth Portfolio:

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statement of assets and liabilities of Tax-Managed Growth Portfolio (the “Portfolio”), including the portfolio of investments, as of December 31, 2017, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Portfolio as of December 31, 2017, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Portfolio’s management. Our responsibility is to express an opinion on the Portfolio’s financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Portfolio in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Portfolio is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Portfolio’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 2017, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

DELOITTE & TOUCHE LLP

Boston, Massachusetts

February 22, 2018

We have served as the auditor of one or more Eaton Vance investment companies since 1959.

46

Eaton Vance

Tax-Managed Growth Fund 1.1

December 31, 2017

Management and Organization

Fund Management.  The Trustees of Eaton Vance Mutual Funds Trust (the Trust) and Tax-Managed Growth Portfolio (the Portfolio) are responsible for the overall management and supervision of the Trust’s and Portfolio’s affairs. The Trustees and officers of the Trust and the Portfolio are listed below. Except as indicated, each individual has held the office shown or other offices in the same company for the last five years. Trustees and officers of the Trust and the Portfolio hold indefinite terms of office. The “noninterested Trustees” consist of those Trustees who are not “interested persons” of the Trust and the Portfolio, as that term is defined under the 1940 Act. The business address of each Trustee and officer is Two International Place, Boston, Massachusetts 02110. As used below, “EVC” refers to Eaton Vance Corp., “EV” refers to Eaton Vance, Inc., “EVM” refers to Eaton Vance Management, “BMR” refers to Boston Management and Research and “EVD” refers to Eaton Vance Distributors, Inc. EVC and EV are the corporate parent and trustee, respectively, of EVM and BMR. EVD is the Fund’s principal underwriter, the Portfolio’s placement agent and a wholly-owned subsidiary of EVC. Each officer affiliated with Eaton Vance may hold a position with other Eaton Vance affiliates that is comparable to his or her position with EVM listed below. Each Trustee oversees 177 portfolios in the Eaton Vance Complex (including all master and feeder funds in a master feeder structure). Each officer serves as an officer of certain other Eaton Vance funds. Each Trustee and officer serves until his or her successor is elected.

Name and Year of Birth	Position(s) with the Trust and the Portfolio	Trustee Since(1)	Principal Occupation(s) and Directorships During Past Five Years and Other Relevant Experience
Interested Trustee

Thomas E. Faust Jr. 1958	Trustee	2007

Chairman, Chief Executive Officer and President of EVC, Director and President of EV, Chief Executive Officer and President of EVM and BMR, and Director of EVD. Trustee and/or officer of 177 registered investment companies. Mr. Faust is an interested person because of his positions with EVM, BMR, EVD, EVC and EV, which are affiliates of the Trust and the Portfolio.

Directorships in the Last Five Years.(2) Director of EVC and Hexavest Inc. (investment management firm).

Noninterested Trustees

Mark R. Fetting 1954	Trustee	2016

Private investor. Formerly held various positions at Legg Mason, Inc. (investment management firm) (2000-2012), including President, Chief Executive Officer, Director and Chairman (2008-2012), Senior Executive Vice President (2004-2008) and Executive Vice President (2001-2004). Formerly, President of Legg Mason family of funds (2001-2008). Formerly, Division President and Senior Officer of Prudential Financial Group, Inc. and related companies (investment management firm) (1991-2000).

Directorships in the Last Five Years. Formerly, Director and Chairman of Legg Mason, Inc. (2008-2012); Director/Trustee and Chairman of Legg Mason family of funds (14 funds) (2008-2012); and Director/Trustee of the Royce family of funds (35 funds) (2001-2012).

Cynthia E. Frost 1961	Trustee	2014

Private investor. Formerly, Chief Investment Officer of Brown University (university endowment) (2000-2012); Formerly, Portfolio Strategist for Duke Management Company (university endowment manager) (1995-2000); Formerly, Managing Director, Cambridge Associates (investment consulting company) (1989-1995); Formerly, Consultant, Bain and Company (management consulting firm) (1987-1989); Formerly, Senior Equity Analyst, BA Investment Management Company (1983-1985).

Directorships in the Last Five Years. None.

George J. Gorman 1952	Trustee	2014

Principal at George J. Gorman LLC (consulting firm). Formerly, Senior Partner at Ernst & Young LLP (a registered public accounting firm) (1974-2009).

Directorships in the Last Five Years. Formerly, Trustee of the BofA Funds Series Trust (11 funds) (2011-2014) and of the Ashmore Funds (9 funds) (2010-2014).

Valerie A. Mosley 1960	Trustee	2014

Chairwoman and Chief Executive Officer of Valmo Ventures (a consulting and investment firm). Former Partner and Senior Vice President, Portfolio Manager and Investment Strategist at Wellington Management Company, LLP (investment management firm) (1992-2012). Former Chief Investment Officer, PG Corbin Asset Management (1990-1992). Formerly worked in institutional corporate bond sales at Kidder Peabody (1986-1990).

Directorships in the Last Five Years.(2) Director of Dynex Capital, Inc. (mortgage REIT) (since 2013).

47

Eaton Vance

Tax-Managed Growth Fund 1.1

December 31, 2017

Management and Organization — continued

Name and Year of Birth	Position(s) with the Trust and the Portfolio	Trustee Since(1)	Principal Occupation(s) and Directorships During Past Five Years and Other Relevant Experience
Noninterested Trustees (continued)

William H. Park 1947	Chairperson of the Board and Trustee	2016 (Chairperson) 2003 (Trustee)

Private investor. Formerly, Consultant (management and transactional) (2012-2014). Formerly, Chief Financial Officer, Aveon Group L.P. (investment management firm) (2010-2011). Formerly, Vice Chairman, Commercial Industrial Finance Corp. (specialty finance company) (2006-2010). Formerly, President and Chief Executive Officer, Prizm Capital Management, LLC (investment management firm) (2002-2005). Formerly, Executive Vice President and Chief Financial Officer, United Asset Management Corporation (investment management firm) (1982-2001). Formerly, Senior Manager, Price Waterhouse (now PricewaterhouseCoopers) (a registered public accounting firm) (1972-1981).

Directorships in the Last Five Years.(2) None.

Helen Frame Peters 1948	Trustee	2008

Professor of Finance, Carroll School of Management, Boston College. Formerly, Dean, Carroll School of Management, Boston College (2000-2002). Formerly, Chief Investment Officer, Fixed Income, Scudder Kemper Investments (investment management firm) (1998-1999). Formerly, Chief Investment Officer, Equity and Fixed Income, Colonial Management Associates (investment management firm) (1991-1998).

Directorships in the Last Five Years.(2) Formerly, Director of BJ’s Wholesale Club, Inc. (wholesale club retailer) (2004-2011). Formerly, Trustee of SPDR Index Shares Funds and SPDR Series Trust (exchange traded funds) (2000-2009). Formerly, Director of Federal Home Loan Bank of Boston (a bank for banks) (2007-2009).

Susan J. Sutherland 1957	Trustee	2015

Private investor. Formerly, Associate, Counsel and Partner at Skadden, Arps, Slate, Meagher & Flom LLP (law firm) (1982-2013).

Directorships in the Last Five Years. Formerly, Director of Montpelier Re Holdings Ltd. (global provider of customized insurance and reinsurance products) (2013-2015).

Harriett Tee Taggart 1948	Trustee	2011

Managing Director, Taggart Associates (a professional practice firm). Formerly, Partner and Senior Vice President, Wellington Management Company, LLP (investment management firm) (1983-2006).

Directorships in the Last Five Years.(2) Director of Albemarle Corporation (chemicals manufacturer) (since 2007) and The Hanover Group (specialty property and casualty insurance company) (since 2009). Formerly, Director of Lubrizol Corporation (specialty chemicals) (2007-2011).

Scott E. Wennerholm 1959	Trustee	2016

Trustee at Wheelock College (postsecondary institution) (since 2012). Formerly, Consultant at GF Parish Group (executive recruiting firm) (2016-2017). Formerly, Chief Operating Officer and Executive Vice President at BNY Mellon Asset Management (investment management firm) (2005-2011). Formerly, Chief Operating Officer and Chief Financial Officer at Natixis Global Asset Management (investment management firm) (1997-2004). Formerly, Vice President at Fidelity Investments Institutional Services (investment management firm) (1994-1997).

Directorships in the Last Five Years. None.

Principal Officers who are not Trustees
Name and Year of Birth	Position(s) with the Trust and the Portfolio	Officer Since(3)	Principal Occupation(s) During Past Five Years
Payson F. Swaffield 1956	President of the Trust	2003	Vice President and Chief Income Investment Officer of EVM and BMR. Also Vice President of Calvert Research and Management (“CRM”).

Edward J. Perkin 1972	President of the Portfolio	2014	Chief Equity Investment Officer and Vice President of EVM and BMR since 2014. Formerly, Chief Investment Officer, International and Emerging Markets Equity, and Managing Director, Portfolio Manager, Europe, EAFE and Global at Goldman Sachs Asset Management (2002-2014). Also Vice President of CRM.

Maureen A. Gemma 1960	Vice President, Secretary and Chief Legal Officer	2005	Vice President of EVM and BMR. Also Vice President of CRM.

48

Eaton Vance

Tax-Managed Growth Fund 1.1

December 31, 2017

Management and Organization — continued

Name and Year of Birth	Position(s) with the Trust and the Portfolio	Officer Since(3)	Principal Occupation(s) During Past Five Years
Principal Officers who are not Trustees (continued)

James F. Kirchner 1967	Treasurer	2007	Vice President of EVM and BMR. Also Vice President of CRM.

Richard F. Froio 1968	Chief Compliance Officer	2017	Vice President of EVM and BMR since 2017. Formerly Deputy Chief Compliance Officer (Adviser/Funds) and Chief Compliance Officer (Distribution) at PIMCO (2012-2017) and Managing Director at BlackRock/Barclays Global Investors (2009-2012).

(1)	Year first appointed to serve as Trustee for a fund in the Eaton Vance family of funds. Each Trustee has served continuously since appointment unless indicated otherwise.
(2)

During their respective tenures, the Trustees (except for Mmes. Frost and Sutherland and Messrs. Fetting, Gorman and Wennerholm) also served as Board members of one or more of the following funds (which operated in the years noted): eUnitsTM 2 Year U.S. Market Participation Trust: Upside to Cap / Buffered Downside (launched in 2012 and terminated in 2014); eUnitsTM 2 Year U.S. Market Participation Trust II: Upside to Cap / Buffered Downside (launched in 2012 and terminated in 2014); and Eaton Vance National Municipal Income Trust (launched in 1998 and terminated in 2009). However, Ms. Mosley did not serve as a Board member of eUnitsTM 2 Year U.S. Market Participation Trust: Upside to Cap / Buffered Downside (launched in 2012 and terminated in 2014).

(3)

Year first elected to serve as officer of a fund in the Eaton Vance family of funds when the officer has served continuously. Otherwise, year of most recent election as an officer of a fund in the Eaton Vance family of funds. Titles may have changed since initial election.

The SAI for the Fund includes additional information about the Trustees and officers of the Fund and the Portfolio and can be obtained without charge on Eaton Vance’s website at www.eatonvance.com or by calling 1-800-262-1122.

49

Eaton Vance

Tax-Managed Growth Fund 1.2

December 31, 2017

Management and Organization

Fund Management.  The Trustees of Eaton Vance Mutual Funds Trust (the Trust) and Tax-Managed Growth Portfolio (the Portfolio) are responsible for the overall management and supervision of the Trust’s and Portfolio’s affairs. The Trustees and officers of the Trust and the Portfolio are listed below. Except as indicated, each individual has held the office shown or other offices in the same company for the last five years. Trustees and officers of the Trust and the Portfolio hold indefinite terms of office. The “noninterested Trustees” consist of those Trustees who are not “interested persons” of the Trust and the Portfolio, as that term is defined under the 1940 Act. The business address of each Trustee and officer is Two International Place, Boston, Massachusetts 02110. As used below, “EVC” refers to Eaton Vance Corp., “EV” refers to Eaton Vance, Inc., “EVM” refers to Eaton Vance Management, “BMR” refers to Boston Management and Research and “EVD” refers to Eaton Vance Distributors, Inc. EVC and EV are the corporate parent and trustee, respectively, of EVM and BMR. EVD is the Fund’s principal underwriter, the Portfolio’s placement agent and a wholly-owned subsidiary of EVC. Each officer affiliated with Eaton Vance may hold a position with other Eaton Vance affiliates that is comparable to his or her position with EVM listed below. Each Trustee oversees 177 portfolios in the Eaton Vance Complex (including all master and feeder funds in a master feeder structure). Each officer serves as an officer of certain other Eaton Vance funds. Each Trustee and officer serves until his or her successor is elected.

Name and Year of Birth	Position(s) with the Trust and the Portfolio	Trustee Since(1)	Principal Occupation(s) and Directorships During Past Five Years and Other Relevant Experience
Interested Trustee

Thomas E. Faust Jr. 1958	Trustee	2007

Chairman, Chief Executive Officer and President of EVC, Director and President of EV, Chief Executive Officer and President of EVM and BMR, and Director of EVD. Trustee and/or officer of 177 registered investment companies. Mr. Faust is an interested person because of his positions with EVM, BMR, EVD, EVC and EV, which are affiliates of the Trust and the Portfolio.

Directorships in the Last Five Years.(2) Director of EVC and Hexavest Inc. (investment management firm).

Noninterested Trustees

Mark R. Fetting 1954	Trustee	2016

Private investor. Formerly held various positions at Legg Mason, Inc. (investment management firm) (2000-2012), including President, Chief Executive Officer, Director and Chairman (2008-2012), Senior Executive Vice President (2004-2008) and Executive Vice President (2001-2004). Formerly, President of Legg Mason family of funds (2001-2008). Formerly, Division President and Senior Officer of Prudential Financial Group, Inc. and related companies (investment management firm) (1991-2000).

Directorships in the Last Five Years. Formerly, Director and Chairman of Legg Mason, Inc. (2008-2012); Director/Trustee and Chairman of Legg Mason family of funds (14 funds) (2008-2012); and Director/Trustee of the Royce family of funds (35 funds) (2001-2012).

Cynthia E. Frost 1961	Trustee	2014

Private investor. Formerly, Chief Investment Officer of Brown University (university endowment) (2000-2012); Formerly, Portfolio Strategist for Duke Management Company (university endowment manager) (1995-2000); Formerly, Managing Director, Cambridge Associates (investment consulting company) (1989-1995); Formerly, Consultant, Bain and Company (management consulting firm) (1987-1989); Formerly, Senior Equity Analyst, BA Investment Management Company (1983-1985).

Directorships in the Last Five Years. None.

George J. Gorman 1952	Trustee	2014

Principal at George J. Gorman LLC (consulting firm). Formerly, Senior Partner at Ernst & Young LLP (a registered public accounting firm) (1974-2009).

Directorships in the Last Five Years. Formerly, Trustee of the BofA Funds Series Trust (11 funds) (2011-2014) and of the Ashmore Funds (9 funds) (2010-2014).

Valerie A. Mosley 1960	Trustee	2014

Chairwoman and Chief Executive Officer of Valmo Ventures (a consulting and investment firm). Former Partner and Senior Vice President, Portfolio Manager and Investment Strategist at Wellington Management Company, LLP (investment management firm) (1992-2012). Former Chief Investment Officer, PG Corbin Asset Management (1990-1992). Formerly worked in institutional corporate bond sales at Kidder Peabody (1986-1990).

Directorships in the Last Five Years.(2) Director of Dynex Capital, Inc. (mortgage REIT) (since 2013).

50

Eaton Vance

Tax-Managed Growth Fund 1.2

December 31, 2017

Management and Organization — continued

Name and Year of Birth	Position(s) with the Trust and the Portfolio	Trustee Since(1)	Principal Occupation(s) and Directorships During Past Five Years and Other Relevant Experience
Noninterested Trustees (continued)

William H. Park 1947	Chairperson of the Board and Trustee	2016 (Chairperson) 2003 (Trustee)

Private investor. Formerly, Consultant (management and transactional) (2012-2014). Formerly, Chief Financial Officer, Aveon Group L.P. (investment management firm) (2010-2011). Formerly, Vice Chairman, Commercial Industrial Finance Corp. (specialty finance company) (2006-2010). Formerly, President and Chief Executive Officer, Prizm Capital Management, LLC (investment management firm) (2002-2005). Formerly, Executive Vice President and Chief Financial Officer, United Asset Management Corporation (investment management firm) (1982-2001). Formerly, Senior Manager, Price Waterhouse (now PricewaterhouseCoopers) (a registered public accounting firm) (1972-1981).

Directorships in the Last Five Years.(2) None.

Helen Frame Peters 1948	Trustee	2008

Professor of Finance, Carroll School of Management, Boston College. Formerly, Dean, Carroll School of Management, Boston College (2000-2002). Formerly, Chief Investment Officer, Fixed Income, Scudder Kemper Investments (investment management firm) (1998-1999). Formerly, Chief Investment Officer, Equity and Fixed Income, Colonial Management Associates (investment management firm) (1991-1998).

Directorships in the Last Five Years.(2) Formerly, Director of BJ’s Wholesale Club, Inc. (wholesale club retailer) (2004-2011). Formerly, Trustee of SPDR Index Shares Funds and SPDR Series Trust (exchange traded funds) (2000-2009). Formerly, Director of Federal Home Loan Bank of Boston (a bank for banks) (2007-2009).

Susan J. Sutherland 1957	Trustee	2015

Private investor. Formerly, Associate, Counsel and Partner at Skadden, Arps, Slate, Meagher & Flom LLP (law firm) (1982-2013).

Directorships in the Last Five Years. Formerly, Director of Montpelier Re Holdings Ltd. (global provider of customized insurance and reinsurance products) (2013-2015).

Harriett Tee Taggart 1948	Trustee	2011

Managing Director, Taggart Associates (a professional practice firm). Formerly, Partner and Senior Vice President, Wellington Management Company, LLP (investment management firm) (1983-2006).

Directorships in the Last Five Years.(2) Director of Albemarle Corporation (chemicals manufacturer) (since 2007) and The Hanover Group (specialty property and casualty insurance company) (since 2009). Formerly, Director of Lubrizol Corporation (specialty chemicals) (2007-2011).

Scott E. Wennerholm 1959	Trustee	2016

Trustee at Wheelock College (postsecondary institution) (since 2012). Formerly, Consultant at GF Parish Group (executive recruiting firm) (2016-2017). Formerly, Chief Operating Officer and Executive Vice President at BNY Mellon Asset Management (investment management firm) (2005-2011). Formerly, Chief Operating Officer and Chief Financial Officer at Natixis Global Asset Management (investment management firm) (1997-2004). Formerly, Vice President at Fidelity Investments Institutional Services (investment management firm) (1994-1997).

Directorships in the Last Five Years. None.

Principal Officers who are not Trustees
Name and Year of Birth	Position(s) with the Trust and the Portfolio	Officer Since(3)	Principal Occupation(s) During Past Five Years
Payson F. Swaffield 1956	President of the Trust	2003	Vice President and Chief Income Investment Officer of EVM and BMR. Also Vice President of Calvert Research and Management (“CRM”).

Edward J. Perkin 1972	President of the Portfolio	2014	Chief Equity Investment Officer and Vice President of EVM and BMR since 2014. Formerly, Chief Investment Officer, International and Emerging Markets Equity, and Managing Director, Portfolio Manager, Europe, EAFE and Global at Goldman Sachs Asset Management (2002-2014). Also Vice President of CRM.

51

Eaton Vance

Tax-Managed Growth Fund 1.2

December 31, 2017

Management and Organization — continued

Name and Year of Birth	Position(s) with the Trust and the Portfolio	Officer Since(3)	Principal Occupation(s) During Past Five Years
Principal Officers who are not Trustees (continued)

Maureen A. Gemma 1960	Vice President, Secretary and Chief Legal Officer	2005	Vice President of EVM and BMR. Also Vice President of CRM

James F. Kirchner 1967	Treasurer	2007	Vice President of EVM and BMR. Also Vice President of CRM.

Richard F. Froio 1968	Chief Compliance Officer	2017	Vice President of EVM and BMR since 2017. Formerly Deputy Chief Compliance Officer (Adviser/Funds) and Chief Compliance Officer (Distribution) at PIMCO (2012-2017) and Managing Director at BlackRock/Barclays Global Investors (2009-2012).

(1)	Year first appointed to serve as Trustee for a fund in the Eaton Vance family of funds. Each Trustee has served continuously since appointment unless indicated otherwise.
(2)

During their respective tenures, the Trustees (except for Mmes. Frost and Sutherland and Messrs. Fetting, Gorman and Wennerholm) also served as Board members of one or more of the following funds (which operated in the years noted): eUnitsTM 2 Year U.S. Market Participation Trust: Upside to Cap / Buffered Downside (launched in 2012 and terminated in 2014); eUnitsTM 2 Year U.S. Market Participation Trust II: Upside to Cap / Buffered Downside (launched in 2012 and terminated in 2014); and Eaton Vance National Municipal Income Trust (launched in 1998 and terminated in 2009). However, Ms. Mosley did not serve as a Board member of eUnitsTM 2 Year U.S. Market Participation Trust: Upside to Cap / Buffered Downside (launched in 2012 and terminated in 2014).

(3)

Year first elected to serve as officer of a fund in the Eaton Vance family of funds when the officer has served continuously. Otherwise, year of most recent election as an officer of a fund in the Eaton Vance family of funds. Titles may have changed since initial election.

The SAI for the Fund includes additional information about the Trustees and officers of the Fund and the Portfolio and can be obtained without charge on Eaton Vance’s website at www.eatonvance.com or by calling 1-800-262-1122.

52

Eaton Vance Funds

IMPORTANT NOTICES

Privacy.  The Eaton Vance organization is committed to ensuring your financial privacy. Each of the financial institutions identified below has in effect the following policy (“Privacy Policy”) with respect to nonpublic personal information about its customers:

•

Only such information received from you, through application forms or otherwise, and information about your Eaton Vance fund transactions will be collected. This may include information such as name, address, social security number, tax status, account balances and transactions.

•

None of such information about you (or former customers) will be disclosed to anyone, except as permitted by law (which includes disclosure to employees necessary to service your account). In the normal course of servicing a customer’s account, Eaton Vance may share information with unaffiliated third parties that perform various required services such as transfer agents, custodians and broker-dealers.

•	Policies and procedures (including physical, electronic and procedural safeguards) are in place that are designed to protect the confidentiality of such information.

•

We reserve the right to change our Privacy Policy at any time upon proper notification to you. Customers may want to review our Privacy Policy periodically for changes by accessing the link on our homepage: www.eatonvance.com.

Our pledge of privacy applies to the following entities within the Eaton Vance organization: the Eaton Vance Family of Funds, Eaton Vance Management, Eaton Vance Investment Counsel, Eaton Vance Distributors, Inc., Eaton Vance Trust Company, Eaton Vance Management (International) Limited, Eaton Vance Advisers International Ltd., Eaton Vance Management’s Real Estate Investment Group and Boston Management and Research. In addition, our Privacy Policy applies only to those Eaton Vance customers who are individuals and who have a direct relationship with us. If a customer’s account (i.e., fund shares) is held in the name of a third-party financial advisor/broker-dealer, it is likely that only such advisor’s privacy policies apply to the customer. This notice supersedes all previously issued privacy disclosures. For more information about Eaton Vance’s Privacy Policy, please call 1-800-262-1122.

Delivery of Shareholder Documents.  The Securities and Exchange Commission (SEC) permits funds to deliver only one copy of shareholder documents, including prospectuses, proxy statements and shareholder reports, to fund investors with multiple accounts at the same residential or post office box address. This practice is often called “householding” and it helps eliminate duplicate mailings to shareholders. Eaton Vance, or your financial advisor, may household the mailing of your documents indefinitely unless you instruct Eaton Vance, or your financial advisor, otherwise. If you would prefer that your Eaton Vance documents not be householded, please contact Eaton Vance at 1-800-262-1122, or contact your financial advisor. Your instructions that householding not apply to delivery of your Eaton Vance documents will typically be effective within 30 days of receipt by Eaton Vance or your financial advisor. Separate statements will be generated for each separate account and will be householded as described above.

Portfolio Holdings.  Each Eaton Vance Fund and its underlying Portfolio(s) (if applicable) will file a schedule of portfolio holdings on Form N-Q with the SEC for the first and third quarters of each fiscal year. The Form N-Q will be available on the Eaton Vance website at www.eatonvance.com, by calling Eaton Vance at 1-800-262-1122 or in the EDGAR database on the SEC’s website at www.sec.gov. Form N-Q may also be reviewed and copied at the SEC’s public reference room in Washington, D.C. (call 1-800-732-0330 for information on the operation of the public reference room).

Proxy Voting.  From time to time, funds are required to vote proxies related to the securities held by the funds. The Eaton Vance Funds or their underlying Portfolios (if applicable) vote proxies according to a set of policies and procedures approved by the Funds’ and Portfolios’ Boards. You may obtain a description of these policies and procedures and information on how the Funds or Portfolios voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge, upon request, by calling 1-800-262-1122 and by accessing the SEC’s website at www.sec.gov.

53

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Investment Adviser of Tax-Managed Growth Portfolio

Boston Management and Research

Two International Place

Boston, MA 02110

Administrator of Eaton Vance Tax-Managed Growth Funds 1.1 and 1.2

Eaton Vance Management

Two International Place

Boston, MA 02110

Principal Underwriter*

Eaton Vance Distributors, Inc.

Two International Place

Boston, MA 02110

(617) 482-8260

Custodian

State Street Bank and Trust Company

State Street Financial Center, One Lincoln Street

Boston, MA 02111

Transfer Agent

BNY Mellon Investment Servicing (US) Inc.

Attn: Eaton Vance Funds

P.O. Box 9653

Providence, RI 02940-9653

(800) 262-1122

Independent Registered Public Accounting Firm

Deloitte & Touche LLP

200 Berkeley Street

Boston, MA 02116-5022

Fund Offices

Two International Place

Boston, MA 02110

*	FINRA BrokerCheck. Investors may check the background of their Investment Professional by contacting the Financial Industry Regulatory Authority (FINRA). FINRA BrokerCheck is a free tool to help investors check the professional background of current and former FINRA-registered securities firms and brokers. FINRA BrokerCheck is available by calling 1-800-289-9999 and at www.FINRA.org. The FINRA BrokerCheck brochure describing this program is available to investors at www.FINRA.org.

4966    12.31.17

Parametric Commodity Strategy Fund

Annual Report

December 31, 2017

Commodity Futures Trading Commission Registration. Effective December 31, 2012, the Commodity Futures Trading Commission (“CFTC”) adopted certain regulatory changes that subject registered investment companies and advisers to regulation by the CFTC if a fund invests more than a prescribed level of its assets in certain CFTC-regulated instruments (including futures, certain options and swap agreements) or markets itself as providing investment exposure to such instruments. The Fund is considered to be a commodity pool operator under CFTC regulations. The Fund’s adviser and sub-adviser are registered with the CFTC as commodity pool operators and commodity trading advisors. The CFTC has neither reviewed nor approved the Fund’s investment strategies.

Fund shares are not insured by the FDIC and are not deposits or other obligations of, or guaranteed by, any depository institution. Shares are subject to investment risks, including possible loss of principal invested.

This report must be preceded or accompanied by a current summary prospectus or prospectus. Before investing, investors should consider carefully the investment objective, risks, and charges and expenses of a mutual fund. This and other important information is contained in the summary prospectus and prospectus, which can be obtained from a financial advisor. Prospective investors should read the prospectus carefully before investing. For further information, please call 1-800-262-0761.

Annual Report December 31, 2017

Parametric Commodity Strategy Fund

Management’s Discussion of Fund Performance	2

Performance	3

Fund Profile	4

Endnotes and Additional Disclosures	5

Fund Expenses	6

Financial Statements	7

Report of Independent Registered Public Accounting Firm	20

Federal Tax Information	21

Management and Organization	22

Important Notices	25

Parametric Commodity Strategy Fund

December 31, 2017

Management’s Discussion of Fund Performance1

Economic and Market Conditions

The commodity asset class, as measured by the Bloomberg Commodity Index Total Return (the Index),2 advanced in 2017, finishing the 12-month period ended December 31, 2017 up 1.70%. After declining over the first six months of the 12-month period, commodity prices broadly increased during the second half. More than half of the Index commodities were up for the 12-month period, as production cuts in many markets helped reduce excess supply.

Industrial metals was the best performing Index sector over the period. Supply disruptions, paired with robust demand, provided strong tailwinds for aluminum, lead and zinc. Nickel prices rose on supply disruptions in the Philippines and strong demand expectations for use in electric vehicles, while copper prices benefited from better-than-expected economic data out of China and supply disruptions in China and Chile. Precious metals also outperformed the broader Index, as gold and silver advanced amid a rise in global tensions and news that the pace of the U.S. Federal Reserve’s (the Fed’s) interest-rate hikes would be slower than expected.

After declining over the first half of the 12-month period, the energy sector rallied in the third quarter of 2017 on supply concerns after Hurricane Harvey. The sector continued to gain through the end of the 12-month period, with all commodities within the sector except natural gas advancing. Crude oil benefited from an agreement by Organization of Petroleum Exporting Countries (OPEC) and non-OPEC members to extend production cuts through the end of 2018, along with pipeline disruptions in the U.K. and Libya. Heating oil and gasoline also received a boost from the crude oil rally, paired with strong demand for the commodities. Natural gas was the lone decliner, falling during the period on below-average inventory draws due to larger-than-expected buildup in stockpiles and a warm start to winter.

Livestock outperformed the broader Index for the 12-month period. Robust market demand in the U.S. and abroad lifted prices around mid-year, although the sector’s rally was tempered by a sell-off in the third quarter. Agriculture was the worst-performing Index sector. Corn and wheat declined, as larger-than-expected crops and strong supply outlooks weighed on prices. Sugar prices also slumped during the period, impacted by falling demand for ethanol due to cheaper oil prices, along with a shift in expectations from a global supply deficit to a surplus.

Fund Performance

For the 12-month period ended December 31, 2017, Parametric Commodity Strategy Fund (the Fund) Investor Class shares had a total return of 6.70% at net asset value (NAV), outperforming the Fund’s benchmark, the Index, which returned 1.70% for the same period.

The main contributor to the Fund’s relative performance versus the Index was its overweight to heating oil. Heating oil prices were supported by strong demand from Asia and a rising crude oil market during the latter part of 2017. In addition, relative Fund performance benefited from the Fund’s overweight to aluminum, as capacity cuts out of China caused strong buying following news of a government-mandated slowdown for the winter of 2017-2018. Finally, the Fund’s underweight to corn aided relative Fund performance versus the Index, as prices declined on supply strength in 2017, along with preliminary estimates of another strong harvest and forecasts for strong sowings next season.

The largest detractor from the Fund’s relative performance versus the Index was its underweight position in crude oil, as expectations for falling production lifted prices during the period. An underweight to gold also weighed on relative Fund performance, as prices increased with a rise in global tensions and expectations of gradual rate increases by the Fed. In addition, the Fund’s overweight exposures to sugar and coffee detracted from relative Fund performance versus the Index, as both commodities experienced double-digit declines over the 12-month period ended December 31, 2017.

See Endnotes and Additional Disclosures in this report.

Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value (NAV) or offering price (as applicable) with all distributions reinvested. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance less than or equal to one year is cumulative. Performance is for the stated time period only; due to market volatility, the Fund’s current performance may be lower or higher than quoted. Returns are before taxes unless otherwise noted. For performance as of the most recent month-end, please refer to eatonvance.com.

2

Parametric Commodity Strategy Fund

December 31, 2017

Performance2,3

Portfolio Managers Thomas C. Seto and Timothy W. Atwill, Ph.D., CFA, each of Parametric Portfolio Associates LLC

% Average Annual Total Returns	Class Inception Date	Performance Inception Date	One Year	Five Years	Since Inception
Investor Class at NAV	01/03/2012	05/25/2011	6.70%	–6.42%	–6.72%
Institutional Class at NAV	05/25/2011	05/25/2011	7.06	–6.19	–6.51
Bloomberg ‘Commodity Index Total Return	—	—	1.70%	–8.45%	–8.74%

% Total Annual Operating Expense Ratios[4]				Investor Class	Institutional Class
Gross				1.09%	0.84%
Net				0.90	0.65

Growth of $10,0003

This graph shows the change in value of a hypothetical investment of $10,000 in Investor Class of the Fund for the period indicated. For comparison, the same investment is shown in the indicated index.

Growth of Investment	Amount Invested	Period Beginning	At NAV	With Maximum Sales Charge
Institutional Class	$50,000	05/25/2011	$32,042	N.A.

See Endnotes and Additional Disclosures in this report.

Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value (NAV) or offering price (as applicable) with all distributions reinvested. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance less than or equal to one year is cumulative. Performance is for the stated time period only; due to market volatility, the Fund’s current performance may be lower or higher than quoted. Returns are before taxes unless otherwise noted. For performance as of the most recent month-end, please refer to eatonvance.com.

3

Parametric Commodity Strategy Fund

December 31, 2017

Fund Profile

Commodity Exposure (% of net assets)5

Agriculture	25.93%	Industrial Metals	24.93%
Sugar	3.71	Aluminum	7.61
Coffee	3.62	Nickel	3.83
Soybean Oil	3.58	Copper	3.64
Soybean	3.57	New York Copper	3.61
Corn	3.53	Zinc	3.61
Cotton	1.80	Lead	1.72
Wheat	1.77	Tin	0.91
Cocoa	1.75
Soybean Meal	1.72	Precious Metals	17.35%
Kansas Wheat	0.88	Silver	7.40
		Gold	7.20
Energy	25.48%	Platinum	1.83
Natural Gas	7.39	Palladium	0.92
RBOB Gasoline	7.21
Gasoil	3.64	Livestock	6.22%
Heating Oil	3.62	Live Cattle	3.51
WTI Crude Oil	1.81	Lean Hogs	1.84
Brent Crude Oil	1.81	Feeder Cattle	0.87

Asset Allocation (% of net assets)6

*	Short-Term Investments are held as collateral for the Fund’s futures contracts positions.

See Endnotes and Additional Disclosures in this report.

4

Parametric Commodity Strategy Fund

December 31, 2017

Endnotes and Additional Disclosures

[1]

The views expressed in this report are those of the portfolio manager(s) and are current only through the date stated at the top of this page. These views are subject to change at any time based upon market or other conditions, and Eaton Vance and the Fund(s) disclaim any responsibility to update such views. These views may not be relied upon as investment advice and, because investment decisions are based on many factors, may not be relied upon as an indication of trading intent on behalf of any Eaton Vance fund. This commentary may contain statements that are not historical facts, referred to as “forward looking statements”. The Fund’s actual future results may differ significantly from those stated in any forward looking statement, depending on factors such as changes in securities or financial markets or general economic conditions, the volume of sales and purchases of Fund shares, the continuation of investment advisory, administrative and service contracts, and other risks discussed from time to time in the Fund’s filings with the Securities and Exchange Commission.

[2]

Bloomberg Commodity Index Total Return is designed to provide diversified commodity exposure, with weightings based on each underlying commodity’s liquidity and economic significance. Unless otherwise stated, index returns do not reflect the effect of any applicable sales charges, commissions, expenses, taxes or leverage, as applicable. It is not possible to invest directly in an index.

[3]

Returns are historical and are calculated by determining the percentage change in net asset value (NAV) with all distributions reinvested. Unless otherwise stated, performance does not reflect the deduction of taxes on Fund distributions or redemptions of Fund shares.

Performance prior to the inception date of a class may be linked to the performance of an older class of the Fund. This linked performance is adjusted for any applicable sales charge, but is not adjusted for class expense differences. If adjusted for such differences, the performance would be different. The performance of Investor Class is linked to Institutional Class. Performance since inception for an index, if presented, is the performance since the Fund’s or oldest share class’ inception, as applicable. Performance presented in the Financial Highlights included in the financial statements is not linked.

[4]

Source: Fund prospectus. Net expense ratios reflect a contractual expense reimbursement that continues through 4/30/18. Without the reimbursement, performance would have been lower. The expense ratios for the current reporting period can be found in the Financial Highlights section of this report.

[5]	Commodity Exposure reflects the Fund’s net exposure to commodities through its investment in commodity-linked derivative instruments.
[6]	Other Net Assets represents other assets less liabilities and includes any investment type that represents less than 1% of net assets.

Fund profile subject to change due to active management.

5

Parametric Commodity Strategy Fund

December 31, 2017

Fund Expenses

Example:  As a Fund shareholder, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchases and redemption fees (if applicable); and (2) ongoing costs, including management fees; distribution and/or service fees; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of Fund investing and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (July 1, 2017 – December 31, 2017).

Actual Expenses:  The first section of the table below provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes:  The second section of the table below provides information about hypothetical account values and hypothetical expenses based on the actual Fund expense ratio and an assumed rate of return of 5% per year (before expenses), which is not the actual Fund return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption fees (if applicable). Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would be higher.

	Beginning Account Value (7/1/17)	Ending Account Value (12/31/17)	Expenses Paid During Period* (7/1/17 – 12/31/17)		Annualized Expense Ratio

Actual
Investor Class	$1,000.00	$1,091.60	$4.74	**	0.90%
Institutional Class	$1,000.00	$1,095.00	$3.43	**	0.65%

Hypothetical
(5% return per year before expenses)
Investor Class	$1,000.00	$1,020.70	$4.58	**	0.90%
Institutional Class	$1,000.00	$1,021.90	$3.31	**	0.65%

*	Expenses are equal to the Fund’s annualized expense ratio for the indicated Class, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). The Example assumes that the $1,000 was invested at the net asset value per share determined at the close of business on June 30, 2017.

**	Absent an allocation of certain expenses to affiliates, expenses would be higher.

6

Parametric Commodity Strategy Fund

December 31, 2017

Consolidated Portfolio of Investments

Short-Term Investments — 98.2%

U.S. Treasury Obligations — 90.6%

Security	Principal Amount (000’s omitted)	Value

U.S. Treasury Bill, 0.00%, 1/4/18	$22,500	$22,498,589
U.S. Treasury Bill, 0.00%, 2/1/18	23,500	23,475,317
U.S. Treasury Bill, 0.00%, 3/1/18(1)	44,920	44,828,270
U.S. Treasury Bill, 0.00%, 3/29/18	13,400	13,356,345
U.S. Treasury Bill, 0.00%, 4/26/18(1)	10,100	10,056,423
U.S. Treasury Bill, 0.00%, 6/21/18(1)	14,360	14,258,622
U.S. Treasury Bill, 0.00%, 7/19/18	39,500	39,167,879
U.S. Treasury Bill, 0.00%, 8/16/18	12,000	11,881,350
U.S. Treasury Bill, 0.00%, 9/13/18	19,600	19,373,897
U.S. Treasury Bill, 0.00%, 10/11/18	21,000	20,726,930
U.S. Treasury Bill, 0.00%, 11/8/18	10,300	10,150,993

Total U.S. Treasury Obligations (identified cost $230,027,671)		$229,774,615

Other — 7.6%

Description	Units	Value

Eaton Vance Cash Reserves Fund, LLC, 1.50%(2)	19,165,182	$19,163,266

Total Other (identified cost $19,165,904)		$19,163,266

Total Short-Term Investments (identified cost $249,193,575)		$248,937,881

Total Investments — 98.2% (identified cost $249,193,575)		$248,937,881

Other Assets, Less Liabilities — 1.8%		$4,656,000

Net Assets — 100.0%		$253,593,881

The percentage shown for each investment category in the Consolidated Portfolio of Investments is based on net assets.

(1)	Security (or a portion thereof) has been pledged as collateral for open futures contracts.

(2)

Affiliated investment company, available to Eaton Vance portfolios and funds, which invests in high quality, U.S. dollar denominated money market instruments. The rate shown is the annualized seven-day yield as of December 31, 2017.

Futures Contracts
Description	Number of Contracts	Position	Expiration Month/Year	Notional Amount	Value/Net Unrealized Appreciation (Depreciation)

Commodity Futures
Brent Crude Oil	69	Long	Apr-18	$4,584,360	$276,690
Cocoa	234	Long	Mar-18	4,427,280	(426,750)
Coffee	194	Long	Mar-18	9,181,050	(162,246)
Copper	111	Long	Mar-18	9,158,888	873,850
Corn	510	Long	Mar-18	8,944,125	(288,588)
Cotton No. 2	116	Long	Mar-18	4,560,540	626,850
Feeder Cattle	31	Long	Mar-18	2,211,463	(228,450)
Gold	139	Long	Apr-18	18,264,600	624,360
Hard Red Winter Wheat	105	Long	Mar-18	2,243,063	(154,638)
Lean Hogs	154	Long	Apr-18	4,660,040	82,840
Live Cattle	182	Long	Apr-18	8,912,540	65,110
LME Copper	58	Long	Jan-18	10,467,550	993,215
LME Copper	54	Long	Feb-18	9,766,575	447,593
LME Copper	54	Long	Mar-18	9,784,125	942,705
LME Copper	58	Short	Jan-18	(10,467,550)	(471,734)
LME Copper	54	Short	Feb-18	(9,766,575)	(938,183)
LME Copper	3	Short	Mar-18	(543,563)	(25,300)
LME Lead	72	Long	Jan-18	4,468,950	(143,910)
LME Lead	76	Long	Feb-18	4,721,975	35,720
LME Lead	74	Long	Mar-18	4,601,875	(26,733)
LME Lead	72	Short	Jan-18	(4,468,950)	(36,360)

7	See Notes to Consolidated Financial Statements.

Parametric Commodity Strategy Fund

December 31, 2017

Consolidated Portfolio of Investments — continued

Futures Contracts (continued)
Description	Number of Contracts	Position	Expiration Month/Year	Notional Amount	Value/Net Unrealized Appreciation (Depreciation)
LME Lead	76	Short	Feb-18	$(4,721,975)	$28,595
LME Lead	4	Short	Mar-18	(248,750)	5,475
LME Nickel	147	Long	Jan-18	11,213,748	1,851,045
LME Nickel	130	Long	Feb-18	9,935,640	35,886
LME Nickel	134	Long	Mar-18	10,259,040	1,491,207
LME Nickel	147	Short	Jan-18	(11,213,748)	(90,273)
LME Nickel	130	Short	Feb-18	(9,935,640)	(1,470,300)
LME Nickel	7	Short	Mar-18	(535,920)	(40,362)
LME Primary Aluminum	350	Long	Jan-18	19,759,688	777,473
LME Primary Aluminum	348	Long	Feb-18	19,720,725	708,948
LME Primary Aluminum	355	Long	Mar-18	20,159,563	1,904,719
LME Primary Aluminum	350	Short	Jan-18	(19,759,688)	(669,360)
LME Primary Aluminum	348	Short	Feb-18	(19,720,725)	(1,889,640)
LME Primary Aluminum	15	Short	Mar-18	(851,813)	(75,338)
LME Tin	24	Long	Jan-18	2,413,200	(79,980)
LME Tin	24	Long	Feb-18	2,409,000	65,538
LME Tin	24	Long	Mar-18	2,404,800	63,180
LME Tin	24	Short	Jan-18	(2,413,200)	(63,348)
LME Tin	24	Short	Feb-18	(2,409,000)	(63,540)
LME Tin	1	Short	Mar-18	(100,200)	(4,500)
LME Zinc	114	Long	Jan-18	9,504,750	96,330
LME Zinc	114	Long	Feb-18	9,486,225	316,191
LME Zinc	116	Long	Mar-18	9,643,950	612,770
LME Zinc	114	Short	Jan-18	(9,504,750)	(314,070)
LME Zinc	114	Short	Feb-18	(9,486,225)	(616,170)
LME Zinc	6	Short	Mar-18	(498,825)	(18,225)
Low Sulphur Gasoil	154	Long	Mar-18	9,228,450	621,875
Natural Gas	608	Long	Jan-19	18,732,480	(375,420)
NY Harbor ULSD	107	Long	Mar-18	9,184,837	610,735
Palladium	22	Long	Mar-18	2,334,200	169,420
Platinum	99	Long	Apr-18	4,644,585	86,945
RBOB Gasoline	240	Long	Mar-18	18,278,064	621,016
Silver	219	Long	Mar-18	18,773,775	459,300
Soybean	188	Long	Mar-18	9,040,450	(428,288)
Soybean Meal	138	Long	Mar-18	4,371,840	(45,230)
Soybean Oil	455	Long	Mar-18	9,079,980	(507,480)
Sugar No. 11	554	Long	Mar-18	9,406,477	98,247
Wheat	210	Long	Mar-18	4,483,500	(375,613)
WTI Crude Oil	76	Long	Mar-18	4,593,440	212,041

					$5,775,840

Abbreviations:

LME	–	London Metal Exchange
ULSD	–	Ultra-Low Sulfur Diesel
WTI	–	West Texas Intermediate

8	See Notes to Consolidated Financial Statements.

Parametric Commodity Strategy Fund

December 31, 2017

Consolidated Statement of Assets and Liabilities

Assets	December 31, 2017
Unaffiliated investments, at value (identified cost, $230,027,671)	$229,774,615
Affiliated investment, at value (identified cost, $19,165,904)	19,163,266
Dividends receivable from affiliated investment	15,728
Receivable for Fund shares sold	841,824
Receivable for variation margin on open futures contracts	4,429,391
Receivable from affiliates	31,003
Total assets	$254,255,827

Liabilities
Payable for Fund shares redeemed	$364,802
Payable to affiliates:
Investment adviser and administration fee	115,866
Distribution and service fees	9,687
Trustees’ fees	3,073
Accrued expenses	168,518
Total liabilities	$661,946
Net Assets	$253,593,881

Sources of Net Assets
Paid-in capital	$273,481,069
Accumulated net realized loss	(25,407,334)
Net unrealized appreciation	5,520,146
Total	$253,593,881

Investor Class Shares
Net Assets	$47,621,184
Shares Outstanding	8,788,565
Net Asset Value, Offering Price and Redemption Price Per Share
(net assets ÷ shares of beneficial interest outstanding)	$5.42

Institutional Class Shares
Net Assets	$205,972,697
Shares Outstanding	37,611,113
Net Asset Value, Offering Price and Redemption Price Per Share
(net assets ÷ shares of beneficial interest outstanding)	$5.48

9	See Notes to Consolidated Financial Statements.

Parametric Commodity Strategy Fund

December 31, 2017

Consolidated Statement of Operations

Investment Income	Year Ended December 31, 2017
Interest	$1,807,162
Dividends from affiliated investment	230,479
Total investment income	$2,037,641

Expenses
Investment adviser and administration fee	$1,248,217
Distribution and service fees
Investor Class	100,807
Trustees’ fees and expenses	12,148
Custodian fee	173,015
Transfer and dividend disbursing agent fees	74,725
Legal and accounting services	84,205
Printing and postage	17,943
Registration fees	60,095
Miscellaneous	23,429
Total expenses	$1,794,584
Deduct —
Allocation of expenses to affiliates	$210,274
Total expense reductions	$210,274

Net expenses	$1,584,310

Net investment income	$453,331

Realized and Unrealized Gain (Loss)
Net realized gain (loss) —
Investment transactions	$(15,970)
Investment transactions — affiliated investment	831
Futures contracts	10,818,149
Net realized gain	$10,803,010
Change in unrealized appreciation (depreciation) -
Investments	$(206,071)
Investments — affiliated investment	(1,322)
Futures contracts	3,930,634
Net change in unrealized appreciation (depreciation)	$3,723,241

Net realized and unrealized gain	$14,526,251

Net increase in net assets from operations	$14,979,582

10	See Notes to Consolidated Financial Statements.

Parametric Commodity Strategy Fund

December 31, 2017

Consolidated Statements of Changes in Net Assets

	Year Ended December 31,
Increase (Decrease) in Net Assets	2017	2016
From operations —
Net investment income (loss)	$453,331	$(313,817)
Net realized gain	10,803,010	12,970,556
Net change in unrealized appreciation (depreciation)	3,723,241	4,681,556
Net increase in net assets from operations	$14,979,582	$17,338,295
Distributions to shareholders —
From net investment income
Investor Class	$(2,267,184)	$(1,908,444)
Institutional Class	(10,103,672)	(7,689,057)
Total distributions to shareholders	$(12,370,856)	$(9,597,501)
Transactions in shares of beneficial interest —
Proceeds from sale of shares
Investor Class	$23,676,755	$25,827,413
Institutional Class	163,273,895	42,259,060
Net asset value of shares issued to shareholders in payment of distributions declared
Investor Class	2,267,184	1,908,444
Institutional Class	10,051,833	7,612,717
Cost of shares redeemed
Investor Class	(10,310,652)	(6,354,440)
Institutional Class	(93,169,038)	(30,736,131)
Net increase in net assets from Fund share transactions	$95,789,977	$40,517,063

Net increase in net assets	$98,398,703	$48,257,857

Net Assets
At beginning of year	$155,195,178	$106,937,321
At end of year	$253,593,881	$155,195,178

11	See Notes to Consolidated Financial Statements.

Parametric Commodity Strategy Fund

December 31, 2017

Consolidated Financial Highlights

	Investor Class
	Year Ended December 31,
	2017		2016	2015		2014		2013
Net asset value — Beginning of year	$5.340		$5.000	$6.440		$7.560		$8.460

Income (Loss) From Operations
Net investment loss(1)	$(0.000	)(2)	$(0.023)	$(0.042)		$(0.067)		$(0.068)
Net realized and unrealized gain (loss)	0.350		0.710	(1.398)		(1.053)		(0.832)

Total income (loss) from operations	$0.350		$0.687	$(1.440)		$(1.120)		$(0.900)

Less Distributions
From net investment income	$(0.270)		$(0.347)	$—		$—		$—

Total distributions	$(0.270)		$(0.347)	$—		$—		$—

Net asset value — End of year	$5.420		$5.340	$5.000		$6.440		$7.560

Total Return(3)(4)	6.70%		13.78%	(22.36)%		(14.81)%		(10.64)%

Ratios/Supplemental Data
Net assets, end of year (000’s omitted)	$47,621		$31,373	$9,579		$2,047		$2,280
Ratios (as a percentage of average daily net assets):
Expenses(4)(5)	0.90%		0.94%	0.95%		0.98%		1.00%
Net investment loss	(0.01)%		(0.43)%	(0.74)%		(0.88)%		(0.87)%
Portfolio Turnover	0%		0%	573	%(6)	1,232	%(6)	2,797	%(6)

(1)	Computed using average shares outstanding.

(2)	Amount represents less than $(0.0005) per share.

(3)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect the effect of sales charges, if any.

(4)

The investment adviser and administrator and sub-adviser reimbursed certain operating expenses (equal to 0.09%, 0.19%, 0.29%, 0.26% and 0.39% of average daily net assets for the years ended December 31, 2017, 2016, 2015, 2014 and 2013, respectively). Absent this reimbursement, total return would be lower.

(5)

Excludes the effect of custody fee credits, if any, of less than 0.005%. Effective September 1, 2015, custody fee credits, which were earned on cash deposit balances, were discontinued by the custodian.

(6)	Excluding the Fund’s investment in exchange-traded notes, which were used as temporary cash investments but offer commodity exposure, the portfolio turnover would be 0%.

12	See Notes to Consolidated Financial Statements.

Parametric Commodity Strategy Fund

December 31, 2017

Consolidated Financial Highlights — continued

	Institutional Class
	Year Ended December 31,
	2017	2016	2015		2014		2013
Net asset value — Beginning of year	$5.390	$5.040	$6.480		$7.590		$8.470

Income (Loss) From Operations
Net investment income (loss)(1)	$0.013	$(0.011)	$(0.030)		$(0.048)		$(0.049)
Net realized and unrealized gain (loss)	0.359	0.716	(1.410)		(1.062)		(0.831)

Total income (loss) from operations	$0.372	$0.705	$(1.440)		$(1.110)		$(0.880)

Less Distributions
From net investment income	$(0.282)	$(0.355)	$—		$—		$—

Total distributions	$(0.282)	$(0.355)	$—		$—		$—

Net asset value — End of year	$5.480	$5.390	$5.040		$6.480		$7.590

Total Return(2)(3)	7.06%	14.04%	(22.22)%		(14.62)%		(10.39)%

Ratios/Supplemental Data
Net assets, end of year (000’s omitted)	$205,973	$123,822	$97,359		$88,761		$84,073
Ratios (as a percentage of average daily net assets):
Expenses(3)(4)	0.65%	0.69%	0.70%		0.73%		0.75%
Net investment income (loss)	0.24%	(0.20)%	(0.51)%		(0.63)%		(0.62)%
Portfolio Turnover	0%	0%	573	%(5)	1,232	%(5)	2,797	%(5)

(1)	Computed using average shares outstanding.

(2)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested.

(3)

The investment adviser and administrator and sub-adviser reimbursed certain operating expenses (equal to 0.09%, 0.19%, 0.29%, 0.26% and 0.39% of average daily net assets for the years ended December 31, 2017, 2016, 2015, 2014 and 2013, respectively). Absent this reimbursement, total return would be lower.

(4)

Excludes the effect of custody fee credits, if any, of less than 0.005%. Effective September 1, 2015, custody fee credits, which were earned on cash deposit balances, were discontinued by the custodian.

(5)	Excluding the Fund’s investment in exchange-traded notes, which were used as temporary cash investments but offer commodity exposure, the portfolio turnover would be 0%.

13	See Notes to Consolidated Financial Statements.

Parametric Commodity Strategy Fund

December 31, 2017

Notes to Consolidated Financial Statements

1  Significant Accounting Policies

Parametric Commodity Strategy Fund (the Fund) is a diversified series of Eaton Vance Mutual Funds Trust (the Trust). The Trust is a Massachusetts business trust registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company. The Fund’s investment objective is to seek total return. The Fund offers Investor Class and Institutional Class shares, which are offered at net asset value and are not subject to a sales charge. Each class represents a pro-rata interest in the Fund, but votes separately on class-specific matters and (as noted below) is subject to different expenses. Realized and unrealized gains and losses and net investment income and losses, other than class-specific expenses, are allocated daily to each class of shares based on the relative net assets of each class to the total net assets of the Fund. Each class of shares differs in its distribution plan and certain other class-specific expenses.

The Fund seeks to gain exposure to the commodity markets, in whole or in part, through investments in PSC Commodity Subsidiary, Ltd. (the Subsidiary), a wholly-owned subsidiary of the Fund organized under the laws of the Cayman Islands with the same objective and investment policies and restrictions as the Fund. The Fund may invest up to 25% of its total assets in the Subsidiary. The net assets of the Subsidiary at December 31, 2017 were $52,094,865 or 20.5% of the Fund’s consolidated net assets. The accompanying consolidated financial statements include the accounts of the Subsidiary. Intercompany balances and transactions have been eliminated in consolidation.

The following is a summary of significant accounting policies of the Fund. The policies are in conformity with accounting principles generally accepted in the United States of America (U.S. GAAP). The Fund is an investment company and follows accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946.

A  Investment Valuation — The following methodologies are used to determine the market value or fair value of investments.

Debt Obligations. Debt obligations are generally valued on the basis of valuations provided by third party pricing services, as derived from such services’ pricing models. Inputs to the models may include, but are not limited to, reported trades, executable bid and asked prices, broker/dealer quotations, prices or yields of securities with similar characteristics, interest rates, anticipated prepayments, benchmark curves or information pertaining to the issuer, as well as industry and economic events. The pricing services may use a matrix approach, which considers information regarding securities with similar characteristics to determine the valuation for a security. Short-term obligations purchased with a remaining maturity of sixty days or less for which a valuation from a third party pricing service is not readily available may be valued at amortized cost, which approximates fair value.

Derivatives. Financial and commodities futures contracts are valued at the closing settlement price established by the board of trade or exchange on which they are traded.

Affiliated Fund. The Fund may invest in Eaton Vance Cash Reserves Fund, LLC (Cash Reserves Fund), an affiliated investment company managed by Eaton Vance Management (EVM). While Cash Reserves Fund is not a registered money market mutual fund, it conducts all of its investment activities in accordance with the requirements of Rule 2a-7 under the 1940 Act. Investments in Cash Reserves Fund are valued at the closing net asset value per unit on the valuation day. Cash Reserves Fund generally values its investment securities based on available market quotations provided by a third party pricing service.

Fair Valuation. Investments for which valuations or market quotations are not readily available or are deemed unreliable are valued at fair value using methods determined in good faith by or at the direction of the Trustees of the Fund in a manner that fairly reflects the security’s value, or the amount that the Fund might reasonably expect to receive for the security upon its current sale in the ordinary course. Each such determination is based on a consideration of relevant factors, which are likely to vary from one pricing context to another. These factors may include, but are not limited to, the type of security, the existence of any contractual restrictions on the security’s disposition, the price and extent of public trading in similar securities of the issuer or of comparable companies or entities, quotations or relevant information obtained from broker/dealers or other market participants, information obtained from the issuer, analysts, and/or the appropriate stock exchange (for exchange-traded securities), an analysis of the company’s or entity’s financial condition, and an evaluation of the forces that influence the issuer and the market(s) in which the security is purchased and sold.

B  Investment Transactions — Investment transactions for financial statement purposes are accounted for on a trade date basis. Realized gains and losses on investments sold are determined on the basis of identified cost.

C  Income — Interest income is recorded on the basis of interest accrued, adjusted for amortization of premium or accretion of discount.

D  Federal Taxes — The Fund’s policy is to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute to shareholders each year substantially all of its net investment income, and all or substantially all of its net realized capital gains. Accordingly, no provision for federal income or excise tax is necessary.

The Subsidiary is treated as a controlled foreign corporation under the Internal Revenue Code and is not expected to be subject to U.S. federal income tax. The Fund is treated as a U.S. shareholder of the Subsidiary. As a result, the Fund is required to include in gross income for U.S. federal tax purposes all of the Subsidiary’s income, whether or not such income is distributed by the Subsidiary. If a net loss is realized by the Subsidiary, such loss is not generally available to offset the income earned by the Fund.

14

Parametric Commodity Strategy Fund

December 31, 2017

Notes to Consolidated Financial Statements — continued

As of December 31, 2017, the Fund had no uncertain tax positions that would require financial statement recognition, de-recognition, or disclosure. The Fund files a U.S. federal income tax return annually after its fiscal year-end, which is subject to examination by the Internal Revenue Service for a period of three years from the date of filing.

E  Expenses — The majority of expenses of the Trust are directly identifiable to an individual fund. Expenses which are not readily identifiable to a specific fund are allocated taking into consideration, among other things, the nature and type of expense and the relative size of the funds.

F  Use of Estimates — The preparation of the consolidated financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the consolidated financial statements and the reported amounts of income and expense during the reporting period. Actual results could differ from those estimates.

G  Indemnifications — Under the Trust’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Fund. Under Massachusetts law, if certain conditions prevail, shareholders of a Massachusetts business trust (such as the Trust) could be deemed to have personal liability for the obligations of the Trust. However, the Trust’s Declaration of Trust contains an express disclaimer of liability on the part of Fund shareholders and the By-laws provide that the Trust shall assume the defense on behalf of any Fund shareholders. Moreover, the By-laws also provide for indemnification out of Fund property of any shareholder held personally liable solely by reason of being or having been a shareholder for all loss or expense arising from such liability. Additionally, in the normal course of business, the Fund enters into agreements with service providers that may contain indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred.

H  Financial and Commodities Futures Contracts — Upon entering into a financial or commodities futures contract, the Fund is required to deposit with the broker, either in cash or securities, an amount equal to a certain percentage of the contract amount (initial margin). Subsequent payments, known as variation margin, are made or received by the Fund periodically, typically each business day, depending on the daily fluctuations in the value of the underlying security, commodity or currency, and are recorded as unrealized gains or losses by the Fund. Gains (losses) are realized upon the expiration or closing of the financial or commodities futures contracts. Should market conditions change unexpectedly, the Fund may not achieve the anticipated benefits of the financial or commodities futures contracts and may realize a loss. Futures contracts have minimal counterparty risk as they are exchange traded and the clearinghouse for the exchange is substituted as the counterparty, guaranteeing counterparty performance.

2  Distributions to Shareholders and Income Tax Information

It is the present policy of the Fund to make at least one distribution annually (normally in December) of all or substantially all of its net investment income and to distribute annually all or substantially all of its net realized capital gains. Distributions to shareholders are recorded on the ex-dividend date. Distributions are declared separately for each class of shares. Shareholders may reinvest income and capital gain distributions in additional shares of the same class of the Fund at the net asset value as of the ex-dividend date or, at the election of the shareholder, receive distributions in cash. Distributions to shareholders are determined in accordance with income tax regulations, which may differ from U.S. GAAP. As required by U.S. GAAP, only distributions in excess of tax basis earnings and profits are reported in the financial statements as a return of capital. Permanent differences between book and tax accounting relating to distributions are reclassified to paid-in capital. For tax purposes, distributions from short-term capital gains are considered to be from ordinary income.

The tax character of distributions declared for the years ended December 31, 2017 and December 31, 2016 was as follows:

	Year Ended December 31,
	2017	2016

Distributions declared from:
Ordinary income	$12,370,856	$9,597,501

During the year ended December 31, 2017, accumulated net realized loss was increased by $24,818,776, accumulated distributions in excess of net investment income was decreased by $11,917,525 and paid-in capital was increased by $12,901,251 due to the Fund’s use of equalization accounting and differences between book and tax accounting, primarily for investments in partnerships and the Fund’s investment in the Subsidiary. Tax equalization accounting allows the Fund to treat as a distribution that portion of redemption proceeds representing a redeeming shareholder’s portion of undistributed taxable income and net capital gains. These reclassifications had no effect on the net assets or net asset value per share of the Fund.

As of December 31, 2017, the components of distributable earnings (accumulated losses) on a tax basis were as follows:

Deferred capital losses	$(67,572)
Net unrealized depreciation	$(19,819,616)

15

Parametric Commodity Strategy Fund

December 31, 2017

Notes to Consolidated Financial Statements — continued

The differences between components of distributable earnings (accumulated losses) on a tax basis and the amounts reflected in the Consolidated Statement of Assets and Liabilities are primarily due to investments in partnerships and the Fund’s investment in the Subsidiary.

At December 31, 2017, the Fund, for federal income tax purposes, had deferred capital losses of $67,572 which would reduce its taxable income arising from future net realized gains on investment transactions, if any, to the extent permitted by the Internal Revenue Code, and thus would reduce the amount of distributions to shareholders, which would otherwise be necessary to relieve the Fund of any liability for federal income or excise tax. The deferred capital losses are treated as arising on the first day of the Fund’s next taxable year and retain the same short-term or long-term character as when originally deferred. Of the deferred capital losses at December 31, 2017, $33,790 are short-term and $33,782 are long-term.

The cost and unrealized appreciation (depreciation) of investments of the Fund, including open derivative contracts and the Fund’s investment in the Subsidiary, at December 31, 2017, as determined on a federal income tax basis, were as follows:

Aggregate cost	$295,688,057

Gross unrealized appreciation	$48
Gross unrealized depreciation	(42,396,208)

Net unrealized depreciation	$(42,396,160)

3  Investment Adviser and Administration Fee and Other Transactions with Affiliates

The investment adviser and administration fee is earned by EVM as compensation for investment advisory and administrative services rendered to the Fund and the Subsidiary. Pursuant to the investment advisory and administrative agreement and subsequent fee reduction agreement between the Trust and EVM and the investment advisory agreement and subsequent fee reduction agreement between the Subsidiary and EVM, the Fund and Subsidiary pay EVM an aggregate fee at an annual rate of 0.55% of the Fund’s consolidated average daily net assets up to $1 billion and at reduced rates on consolidated net assets of $1 billion and over, and is payable monthly. The fee reductions cannot be terminated or reduced without the approval of a majority vote of the Trustees of the Fund who are not interested persons of EVM or the Fund and by the vote of a majority of shareholders. For the year ended December 31, 2017, the investment adviser and administration fee amounted to $1,248,217 or 0.55% of the Fund’s consolidated average daily net assets. Pursuant to a sub-advisory agreement, EVM has delegated the investment management of the Fund to Parametric Portfolio Associates LLC (Parametric), a majority-owned subsidiary of Eaton Vance Corp. EVM pays Parametric a portion of its investment adviser and administration fee for sub-advisory services provided to the Fund. EVM and Parametric have agreed to reimburse the Fund’s expenses, including expenses of the Subsidiary, to the extent that total annual operating expenses (relating to ordinary operating expenses only) exceed 0.90% and 0.65% of the Fund’s consolidated average daily net assets of Investor Class and Institutional Class, respectively. This agreement may be changed or terminated at any time after April 30, 2018. Pursuant to this agreement, EVM and Parametric were allocated $210,274 in total of the Fund’s operating expenses for the year ended December 31, 2017.

EVM provides sub-transfer agency and related services to the Fund pursuant to a Sub-Transfer Agency Support Services Agreement. For the year ended December 31, 2017, EVM earned $1,290 from the Fund pursuant to such agreement, which is included in transfer and dividend disbursing agent fees on the Consolidated Statement of Operations. Eaton Vance Distributors, Inc. (EVD), an affiliate of EVM and the Fund’s principal underwriter, received distribution and service fees from Investor Class (see Note 4).

Trustees and officers of the Fund who are members of EVM’s organization receive remuneration for their services to the Fund out of the investment adviser and administration fee. Trustees of the Fund who are not affiliated with EVM may elect to defer receipt of all or a percentage of their annual fees in accordance with the terms of the Trustees Deferred Compensation Plan. For the year ended December 31, 2017, no significant amounts have been deferred. Certain officers and Trustees of the Fund are officers of the above organizations.

4  Distribution Plan

The Fund has in effect a distribution plan for Investor Class shares (Investor Class Plan) pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Investor Class Plan, the Fund pays EVD a distribution and service fee of 0.25% per annum of its average daily net assets attributable to Investor Class shares for distribution services and facilities provided to the Fund by EVD, as well as for personal services and/or the maintenance of shareholder accounts. Distribution and service fees paid or accrued to EVD for the year ended December 31, 2017 amounted to $100,807 for Investor Class shares.

Distribution and service fees are subject to the limitations contained in the Financial Industry Regulatory Authority Rule 2341(d).

5  Purchases and Sales of Investments

There were no purchases and sales of investments, other than short-term obligations, for the year ended December 31, 2017.

16

Parametric Commodity Strategy Fund

December 31, 2017

Notes to Consolidated Financial Statements — continued

6  Shares of Beneficial Interest

The Fund’s Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest (without par value). Such shares may be issued in a number of different series (such as the Fund) and classes. Transactions in Fund shares were as follows:

	Year Ended December 31,
Investor Class	2017	2016

Sales	4,397,400	4,797,378
Issued to shareholders electing to receive payments of distributions in Fund shares	431,024	360,084
Redemptions	(1,914,118)	(1,198,110)

Net increase	2,914,306	3,959,352

	Year Ended December 31,
Institutional Class	2017	2016

Sales	30,008,371	8,114,392
Issued to shareholders electing to receive payments of distributions in Fund shares	1,893,001	1,422,937
Redemptions	(17,247,380)	(5,881,604)

Net increase	14,653,992	3,655,725

7  Financial Instruments

The Fund may trade in financial instruments with off-balance sheet risk in the normal course of its investing activities. These financial instruments may include futures contracts and may involve, to a varying degree, elements of risk in excess of the amounts recognized for financial statement purposes. The notional or contractual amounts of these instruments represent the investment the Fund has in particular classes of financial instruments and do not necessarily represent the amounts potentially subject to risk. The measurement of the risks associated with these instruments is meaningful only when all related and offsetting transactions are considered. A summary of obligations under these financial instruments at December 31, 2017 is included in the Consolidated Portfolio of Investments. At December 31, 2017, the Fund had sufficient cash and/or securities to cover commitments under these contracts.

The Fund is subject to commodity risk in the normal course of pursuing its investment objective. Commodity risk is the risk that the value of a commodity or commodity index will fluctuate based on increases or decreases in the commodities market and factors specific to a particular industry or commodity. The Fund invests primarily in commodities-linked derivative investments, including commodity futures contracts that provide exposure to the investment returns of the commodities markets, without investing directly in physical commodities.

The fair value of open derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) and whose primary underlying risk exposure is commodity risk at December 31, 2017 was as follows:

	Fair Value
Derivative	Asset Derivative		Liability Derivative

Futures contracts	$15,805,869	(1)	$(10,030,029	)(1)

Total derivatives not subject to master netting or similar agreements	$15,805,869		$(10,030,029)

(1)

Amount represents cumulative unrealized appreciation or (depreciation) on futures contracts. Only the current day’s variation margin on open futures contracts is reported within the Consolidated Statement of Assets and Liabilities as Receivable or Payable for variation margin on open futures contracts, as applicable.

17

Parametric Commodity Strategy Fund

December 31, 2017

Notes to Consolidated Financial Statements — continued

The effect of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) on the Consolidated Statement of Operations and whose primary underlying risk exposure is commodity risk for the year ended December 31, 2017 was as follows:

Derivative	Realized Gain (Loss) on Derivatives Recognized in Income		Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income

Futures contracts	$10,818,149	(1)	$3,930,634	(2)

(1)	Consolidated Statement of Operations location: Net realized gain (loss) – Futures contracts.

(2)	Consolidated Statement of Operations location: Change in unrealized appreciation (depreciation) – Futures contracts.

The average notional cost of futures contracts outstanding during the year ended December 31, 2017, which are indicative of the volume of these derivative types, were approximately as follows:

Futures Contracts — Long	Futures Contracts — Short

$317,473,000	$93,006,000

8  Line of Credit

The Fund participates with other portfolios and funds managed by EVM and its affiliates in a $625 million unsecured line of credit agreement with a group of banks, which is in effect through October 30, 2018. Borrowings are made by the Fund solely to facilitate the handling of unusual and/or unanticipated short-term cash requirements. Interest is charged to the Fund based on its borrowings at an amount above either the Eurodollar rate or Federal Funds rate. In addition, a fee computed at an annual rate of 0.15% on the daily unused portion of the line of credit is allocated among the participating portfolios and funds at the end of each quarter. Because the line of credit is not available exclusively to the Fund, it may be unable to borrow some or all of its requested amounts at any particular time. The Fund did not have any significant borrowings or allocated fees during the year ended December 31, 2017.

9  Risks Associated with Commodities

The commodities which underlie commodity-linked derivatives in which the Fund invests may be subject to additional economic and non-economic variables, such as drought, floods, weather, livestock disease, embargoes, tariffs, and international economic, political and regulatory developments. These factors may have a larger impact on commodity prices and commodity-linked instruments than on traditional securities. Certain commodities are also subject to limited pricing flexibility because of supply and demand factors. Others are subject to broad price fluctuations as a result of the volatility of the prices for certain raw materials and the instability of supplies of other materials. These additional variables may create additional investment risks which subject the Fund’s investments to greater volatility than investments in traditional securities.

10  Fair Value Measurements

Under generally accepted accounting principles for fair value measurements, a three-tier hierarchy to prioritize the assumptions, referred to as inputs, is used in valuation techniques to measure fair value. The three-tier hierarchy of inputs is summarized in the three broad levels listed below.

•	Level 1 – quoted prices in active markets for identical investments

•	Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 – significant unobservable inputs (including a fund’s own assumptions in determining the fair value of investments)

In cases where the inputs used to measure fair value fall in different levels of the fair value hierarchy, the level disclosed is determined based on the lowest level input that is significant to the fair value measurement in its entirety. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

18

Parametric Commodity Strategy Fund

December 31, 2017

Notes to Consolidated Financial Statements — continued

At December 31, 2017, the hierarchy of inputs used in valuing the Fund’s investments and open derivative instruments, which are carried at value, were as follows:

Asset Description	Level 1	Level 2	Level 3	Total

Short-Term Investments —
U.S. Treasury Obligations	$—	$229,774,615	$—	$229,774,615
Other	—	19,163,266	—	19,163,266

Total Investments	$—	$248,937,881	$—	$248,937,881

Futures Contracts	$15,805,869	$—	$—	$15,805,869

Total	$15,805,869	$248,937,881	$—	$264,743,750

Liability Description

Futures Contracts	$(10,030,029)	$—	$—	$(10,030,029)

Total	$(10,030,029)	$—	$—	$(10,030,029)

The Fund held no investments or other financial instruments as of December 31, 2016 whose fair value was determined using Level 3 inputs. At December 31, 2017, there were no investments transferred between Level 1 and Level 2 during the year then ended.

19

Parametric Commodity Strategy Fund

December 31, 2017

Report of Independent Registered Public Accounting Firm

To the Trustees of Eaton Vance Mutual Funds Trust and Shareholders of Parametric Commodity Strategy Fund:

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying consolidated statement of assets and liabilities of Parametric Commodity Strategy Fund and subsidiary (the “Fund”) (one of the funds constituting Eaton Vance Mutual Funds Trust), including the consolidated portfolio of investments, as of December 31, 2017, the related consolidated statement of operations for the year then ended, the consolidated statements of changes in net assets for each of the two years in the period then ended, the consolidated financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the consolidated financial statements and consolidated financial highlights present fairly, in all material respects, the financial position of the Fund as of December 31, 2017, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 2017, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

DELOITTE & TOUCHE LLP

Boston, Massachusetts

February 23, 2018

We have served as the auditor of one or more Eaton Vance investment companies since 1959.

20

Parametric Commodity Strategy Fund

December 31, 2017

Federal Tax Information (Unaudited)

The Form 1099-DIV you received in February 2018 showed the tax status of all distributions paid to your account in calendar year 2017. Shareholders are advised to consult their own tax adviser with respect to the tax consequences of their investment in the Fund.

21

Parametric Commodity Strategy Fund

December 31, 2017

Management and Organization

Fund Management.  The Trustees of Eaton Vance Mutual Funds Trust (the Trust) are responsible for the overall management and supervision of the Trust’s affairs. The Trustees and officers of the Trust are listed below. Except as indicated, each individual has held the office shown or other offices in the same company for the last five years. Trustees and officers of the Trust hold indefinite terms of office. The “Noninterested Trustees” consist of those Trustees who are not “interested persons” of the Trust, as that term is defined under the 1940 Act. The business address of each Trustee and officer is Two International Place, Boston, Massachusetts 02110. As used below, “EVC” refers to Eaton Vance Corp., “EV” refers to Eaton Vance, Inc., “EVM” refers to Eaton Vance Management, “BMR” refers to Boston Management and Research and “EVD” refers to Eaton Vance Distributors, Inc. EVC and EV are the corporate parent and trustee, respectively, of EVM and BMR. EVD is the Fund’s principal underwriter and a wholly-owned subsidiary of EVC. Each officer affiliated with Eaton Vance may hold a position with other Eaton Vance affiliates that is comparable to his or her position with EVM listed below. Each Trustee oversees 177 portfolios in the Eaton Vance Complex (including all master and feeder funds in a master feeder structure). Each officer serves as an officer of certain other Eaton Vance funds. Each Trustee and officer serves until his or her successor is elected.

Name and Year of Birth	Position(s) with the Trust	Trustee Since(1)	Principal Occupation(s) and Directorships During Past Five Years and Other Relevant Experience
Interested Trustee

Thomas E. Faust Jr. 1958	Trustee	2007

Chairman, Chief Executive Officer and President of EVC, Director and President of EV, Chief Executive Officer and President of EVM and BMR, and Director of EVD. Trustee and/or officer of 177 registered investment companies. Mr. Faust is an interested person because of his positions with EVM, BMR, EVD, EVC and EV, which are affiliates of the Trust.

Directorships in the Last Five Years.(2) Director of EVC and Hexavest Inc. (investment management firm).

Noninterested Trustees

Mark R. Fetting 1954	Trustee	2016

Private investor. Formerly held various positions at Legg Mason, Inc. (investment management firm) (2000-2012), including President, Chief Executive Officer, Director and Chairman (2008-2012), Senior Executive Vice President (2004-2008) and Executive Vice President (2001-2004). Formerly, President of Legg Mason family of funds (2001-2008). Formerly, Division President and Senior Officer of Prudential Financial Group, Inc. and related companies (investment management firm) (1991-2000).

Directorships in the Last Five Years. Formerly, Director and Chairman of Legg Mason, Inc. (2008-2012); Director/Trustee and Chairman of Legg Mason family of funds (14 funds) (2008-2012); and Director/Trustee of the Royce family of funds (35 funds) (2001-2012).

Cynthia E. Frost 1961	Trustee	2014

Private investor. Formerly, Chief Investment Officer of Brown University (university endowment) (2000-2012); Formerly, Portfolio Strategist for Duke Management Company (university endowment manager) (1995-2000); Formerly, Managing Director, Cambridge Associates (investment consulting company) (1989-1995); Formerly, Consultant, Bain and Company (management consulting firm) (1987-1989); Formerly, Senior Equity Analyst, BA Investment Management Company (1983-1985).

Directorships in the Last Five Years. None.

George J. Gorman 1952	Trustee	2014

Principal at George J. Gorman LLC (consulting firm). Formerly, Senior Partner at Ernst & Young LLP (a registered public accounting firm) (1974-2009).

Directorships in the Last Five Years. Formerly, Trustee of the BofA Funds Series Trust (11 funds) (2011-2014) and of the Ashmore Funds (9 funds) (2010-2014).

Valerie A. Mosley 1960	Trustee	2014

Chairwoman and Chief Executive Officer of Valmo Ventures (a consulting and investment firm). Former Partner and Senior Vice President, Portfolio Manager and Investment Strategist at Wellington Management Company, LLP (investment management firm) (1992-2012). Former Chief Investment Officer, PG Corbin Asset Management (1990-1992). Formerly worked in institutional corporate bond sales at Kidder Peabody (1986-1990).

Directorships in the Last Five Years.(2) Director of Dynex Capital, Inc. (mortgage REIT) (since 2013).

22

Parametric Commodity Strategy Fund

December 31, 2017

Management and Organization — continued

Name and Year of Birth	Position(s) with the Trust	Trustee Since(1)	Principal Occupation(s) and Directorships During Past Five Years and Other Relevant Experience
Noninterested Trustees (continued)

William H. Park 1947	Chairperson of the Board and Trustee	2016 (Chairperson) 2003 (Trustee)

Private investor. Formerly, Consultant (management and transactional) (2012-2014). Formerly, Chief Financial Officer, Aveon Group L.P. (investment management firm) (2010-2011). Formerly, Vice Chairman, Commercial Industrial Finance Corp. (specialty finance company) (2006-2010). Formerly, President and Chief Executive Officer, Prizm Capital Management, LLC (investment management firm) (2002-2005). Formerly, Executive Vice President and Chief Financial Officer, United Asset Management Corporation (investment management firm) (1982-2001). Formerly, Senior Manager, Price Waterhouse (now PricewaterhouseCoopers) (a registered public accounting firm) (1972-1981).

Directorships in the Last Five Years.(2) None.

Helen Frame Peters 1948	Trustee	2008

Professor of Finance, Carroll School of Management, Boston College. Formerly, Dean, Carroll School of Management, Boston College (2000-2002). Formerly, Chief Investment Officer, Fixed Income, Scudder Kemper Investments (investment management firm) (1998-1999). Formerly, Chief Investment Officer, Equity and Fixed Income, Colonial Management Associates (investment management firm) (1991-1998).

Directorships in the Last Five Years.(2) Formerly, Director of BJ’s Wholesale Club, Inc. (wholesale club retailer) (2004-2011). Formerly, Trustee of SPDR Index Shares Funds and SPDR Series Trust (exchange traded funds) (2000-2009). Formerly, Director of Federal Home Loan Bank of Boston (a bank for banks) (2007-2009).

Susan J. Sutherland 1957	Trustee	2015

Private investor. Formerly, Associate, Counsel and Partner at Skadden, Arps, Slate, Meagher & Flom LLP (law firm) (1982-2013).

Directorships in the Last Five Years. Formerly, Director of Montpelier Re Holdings Ltd. (global provider of customized insurance and reinsurance products) (2013-2015).

Harriett Tee Taggart 1948	Trustee	2011

Managing Director, Taggart Associates (a professional practice firm). Formerly, Partner and Senior Vice President, Wellington Management Company, LLP (investment management firm) (1983-2006).

Directorships in the Last Five Years.(2) Director of Albemarle Corporation (chemicals manufacturer) (since 2007) and The Hanover Group (specialty property and casualty insurance company) (since 2009). Formerly, Director of Lubrizol Corporation (specialty chemicals) (2007-2011).

Scott E. Wennerholm 1959	Trustee	2016

Trustee at Wheelock College (postsecondary institution) (since 2012). Formerly, Consultant at GF Parish Group (executive recruiting firm) (2016-2017). Formerly, Chief Operating Officer and Executive Vice President at BNY Mellon Asset Management (investment management firm) (2005-2011). Formerly, Chief Operating Officer and Chief Financial Officer at Natixis Global Asset Management (investment management firm) (1997-2004). Formerly, Vice President at Fidelity Investments Institutional Services (investment management firm) (1994-1997).

Directorships in the Last Five Years. None.

Principal Officers who are not Trustees
Name and Year of Birth	Position(s) with the Trust	Officer Since(3)	Principal Occupation(s) During Past Five Years
Payson F. Swaffield 1956	President	2003	Vice President and Chief Income Investment Officer of EVM and BMR. Also Vice President of Calvert Research and Management (“CRM”).

Maureen A. Gemma 1960	Vice President, Secretary and Chief Legal Officer	2005	Vice President of EVM and BMR. Also Vice President of CRM.

James F. Kirchner 1967	Treasurer	2007	Vice President of EVM and BMR. Also Vice President of CRM.

Richard F. Froio 1968	Chief Compliance Officer	2017	Vice President of EVM and BMR since 2017. Formerly Deputy Chief Compliance Officer (Adviser/Funds) and Chief Compliance Officer (Distribution) at PIMCO (2012-2017) and Managing Director at BlackRock/Barclays Global Investors (2009-2012).

23

Parametric Commodity Strategy Fund

December 31, 2017

Management and Organization — continued

(1)	Year first appointed to serve as Trustee for a fund in the Eaton Vance family of funds. Each Trustee has served continuously since appointment unless indicated otherwise.
(2)

During their respective tenures, the Trustees (except for Mmes. Frost and Sutherland and Messrs. Fetting, Gorman and Wennerholm) also served as Board members of one or more of the following funds (which operated in the years noted): eUnitsTM 2 Year U.S. Market Participation Trust: Upside to Cap / Buffered Downside (launched in 2012 and terminated in 2014); eUnitsTM 2 Year U.S. Market Participation Trust II: Upside to Cap / Buffered Downside (launched in 2012 and terminated in 2014); and Eaton Vance National Municipal Income Trust (launched in 1998 and terminated in 2009). However, Ms. Mosley did not serve as a Board member of eUnitsTM 2 Year U.S. Market Participation Trust: Upside to Cap / Buffered Downside (launched in 2012 and terminated in 2014).

(3)

Year first elected to serve as officer of a fund in the Eaton Vance family of funds when the officer has served continuously. Otherwise, year of most recent election as an officer of a fund in the Eaton Vance family of funds. Titles may have changed since initial election.

The SAI for the Fund includes additional information about the Trustees and officers of the Fund and can be obtained without charge on Eaton Vance’s website at www.eatonvance.com or by calling 1-800-260-0761.

24

Eaton Vance Funds

IMPORTANT NOTICES

Privacy.  The Eaton Vance organization is committed to ensuring your financial privacy. Each of the financial institutions identified below has in effect the following policy (“Privacy Policy”) with respect to nonpublic personal information about its customers:

•

Only such information received from you, through application forms or otherwise, and information about your Eaton Vance fund transactions will be collected. This may include information such as name, address, social security number, tax status, account balances and transactions.

•

None of such information about you (or former customers) will be disclosed to anyone, except as permitted by law (which includes disclosure to employees necessary to service your account). In the normal course of servicing a customer’s account, Eaton Vance may share information with unaffiliated third parties that perform various required services such as transfer agents, custodians and broker-dealers.

•	Policies and procedures (including physical, electronic and procedural safeguards) are in place that are designed to protect the confidentiality of such information.

•

We reserve the right to change our Privacy Policy at any time upon proper notification to you. Customers may want to review our Privacy Policy periodically for changes by accessing the link on our homepage: www.eatonvance.com.

Our pledge of privacy applies to the following entities within the Eaton Vance organization: the Eaton Vance Family of Funds, Eaton Vance Management, Eaton Vance Investment Counsel, Eaton Vance Distributors, Inc., Eaton Vance Trust Company, Eaton Vance Management (International) Limited, Eaton Vance Advisers International Ltd., Eaton Vance Management’s Real Estate Investment Group and Boston Management and Research. In addition, our Privacy Policy applies only to those Eaton Vance customers who are individuals and who have a direct relationship with us. If a customer’s account (i.e., fund shares) is held in the name of a third-party financial advisor/broker-dealer, it is likely that only such advisor’s privacy policies apply to the customer. This notice supersedes all previously issued privacy disclosures. For more information about Eaton Vance’s Privacy Policy, please call 1-800-262-1122.

Delivery of Shareholder Documents.  The Securities and Exchange Commission (SEC) permits funds to deliver only one copy of shareholder documents, including prospectuses, proxy statements and shareholder reports, to fund investors with multiple accounts at the same residential or post office box address. This practice is often called “householding” and it helps eliminate duplicate mailings to shareholders. Eaton Vance, or your financial advisor, may household the mailing of your documents indefinitely unless you instruct Eaton Vance, or your financial advisor, otherwise. If you would prefer that your Eaton Vance documents not be householded, please contact Eaton Vance at 1-800-260-0761, or contact your financial advisor. Your instructions that householding not apply to delivery of your Eaton Vance documents will typically be effective within 30 days of receipt by Eaton Vance or your financial advisor. Separate statements will be generated for each separate account and will be householded as described above.

Portfolio Holdings.  Each Eaton Vance Fund and its underlying Portfolio(s) (if applicable) will file a schedule of portfolio holdings on Form N-Q with the SEC for the first and third quarters of each fiscal year. The Form N-Q will be available on the Eaton Vance website at www.eatonvance.com, by calling Eaton Vance at 1-800-260-0761 or in the EDGAR database on the SEC’s website at www.sec.gov. Form N-Q may also be reviewed and copied at the SEC’s public reference room in Washington, D.C. (call 1-800-732-0330 for information on the operation of the public reference room).

Proxy Voting.  From time to time, funds are required to vote proxies related to the securities held by the funds. The Eaton Vance Funds or their underlying Portfolios (if applicable) vote proxies according to a set of policies and procedures approved by the Funds’ and Portfolios’ Boards. You may obtain a description of these policies and procedures and information on how the Funds or Portfolios voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge, upon request, by calling 1-800-260-0761 and by accessing the SEC’s website at www.sec.gov.

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Investment Adviser and Administrator

Eaton Vance Management

Two International Place

Boston, MA 02110

Sub-Adviser

Parametric Portfolio Associates LLC

1918 Eighth Avenue, Suite 3100

Seattle, WA 98101

Principal Underwriter*

Eaton Vance Distributors, Inc.

Two International Place

Boston, MA 02110

(617) 482-8260

Custodian

State Street Bank and Trust Company

State Street Financial Center, One Lincoln Street

Boston, MA 02111

Transfer Agent

BNY Mellon Investment Servicing (US) Inc.

Attn: Eaton Vance Funds

P.O. Box 9653

Providence, RI 02940-9653

(800) 260-0761

Independent Registered Public Accounting Firm

Deloitte & Touche LLP

200 Berkeley Street

Boston, MA 02116-5022

Fund Offices

Two International Place

Boston, MA 02110

*	FINRA BrokerCheck. Investors may check the background of their Investment Professional by contacting the Financial Industry Regulatory Authority (FINRA). FINRA BrokerCheck is a free tool to help investors check the professional background of current and former FINRA-registered securities firms and brokers. FINRA BrokerCheck is available by calling 1-800-289-9999 and at www.FINRA.org. The FINRA BrokerCheck brochure describing this program is available to investors at www.FINRA.org.

5255    12.31.17

Item 2. Code of Ethics

The registrant has adopted a code of ethics applicable to its Principal Executive Officer, Principal Financial Officer and Principal Accounting Officer. The registrant undertakes to provide a copy of such code of ethics to any person upon request, without charge, by calling 1-800-262-1122. The registrant has not amended the code of ethics as described in Form N-CSR during the period covered by this report. The registrant has not granted any waiver, including an implicit waiver, from a provision of the code of ethics as described in Form N-CSR during the period covered by this report.

Item 3. Audit Committee Financial Expert

The registrant’s Board has designated William H. Park, an independent trustee, as its audit committee financial expert. Mr. Park is a certified public accountant who is a private investor. Previously, he served as a consultant, as the Chief Financial Officer of Aveon Group, L.P. (an investment management firm), as the Vice Chairman of Commercial Industrial Finance Corp. (specialty finance company), as President and Chief Executive Officer of Prizm Capital Management, LLC (investment management firm), as Executive Vice President and Chief Financial Officer of United Asset Management Corporation (an institutional investment management firm) and as a Senior Manager at Price Waterhouse (now PricewaterhouseCoopers) (an independent registered public accounting firm).

Item 4. Principal Accountant Fees and Services

Parametric Commodity Strategy Fund, Eaton Vance Stock Fund, Eaton Vance Tax-Managed Growth Fund 1.1 and Eaton Vance Tax-Managed Growth Fund 1.2 (the “Fund(s)”) are series of Eaton Vance Mutual Funds Trust (the “Trust”), a Massachusetts business trust, which, including the Funds, contains a total of 33 series (the “Series”). The Trust is registered under the Investment Company Act of 1940 as an open-end management investment company. This Form N-CSR relates to the Funds’ annual reports.

Rule 2-01(c)(1)(ii)(A) of Regulation S-X (the “Loan Rule”) prohibits an accounting firm, such as the Trust’s principal accountant, Deloitte & Touche LLP (“D&T”), from having certain financial relationships with their audit clients and affiliated entities. Specifically, the Loan Rule provides, in relevant part, that an accounting firm generally would not be independent if it or a “covered person” of the accounting firm (within the meaning of applicable SEC rules relating to auditor independence) receives a loan from a lender that is a “record or beneficial owner of more than ten percent of the audit client’s equity securities.” Based on information provided to the Audit Committee of the Board of Trustees (the “Audit Committee”) of the Eaton Vance family of funds by D&T, certain relationships between D&T and its affiliates (“Deloitte Entities”) and one or more lenders who are record owners of shares of one or more funds within the Eaton Vance family of funds (the “Funds”) implicate the Loan Rule, calling into question D&T’s independence with respect to the Funds. The Funds are providing this disclosure to explain the facts and circumstances as well as D&T’s conclusions concerning D&T’s objectivity and impartiality with respect to the audits of the Funds notwithstanding the existence of one or more breaches of the Loan Rule.

On June 20, 2016, the U.S. Securities and Exchange Commission (the “SEC”) issued no-action relief to another mutual fund complex (see Fidelity Management & Research Company et al., No-Action Letter (June 20, 2016) (the “No-Action Letter”)) related to an auditor independence issue arising under the Loan Rule. In the No-Action Letter, the SEC indicated that it would not recommend enforcement action against the fund group if the auditor is not in compliance with the Loan Rule provided that: (1) the auditor has complied with PCAOB Rule 3526(b)(1) and 3526(b)(2); (2) the auditor’s non-compliance under the Loan Rule is with respect to certain lending relationships; and (3) notwithstanding such non-compliance, the auditor has concluded that it is objective and impartial with respect to the issues encompassed within its engagement as auditor of the funds.

Based on information provided by D&T to the Audit Committee, the requirements of the No-Action Letter appear to be met with respect to D&T’s lending relationships described above. Among other things, D&T has advised the Audit Committee of its conclusion that the consequences of the breach of the Loan Rule have been satisfactorily addressed, that D&T’s objectivity and impartiality in the planning and conduct of the audits of the Fund’s financial statements has not been compromised and that, notwithstanding the breach, D&T is in a position to continue as the auditor for the Funds and D&T does not believe any actions need to be taken with respect to previously issued reports by D&T. D&T has advised the Audit Committee that these conclusions were based in part on its consideration of the No-Action Letter and other relevant information communicated to the Audit Committee.

(a)-(d)

The following tables present the aggregate fees billed to each Fund for the Fund’s fiscal years ended December 31, 2016 and December 31, 2017 by D&T for professional services rendered for the audit of the Fund’s annual financial statements and fees billed for other services rendered by D&T during such periods.

Parametric Commodity Strategy Fund

Fiscal Years Ended	12/31/16	12/31/17
Audit Fees	$52,360	$52,360
Audit-Related Fees(1)	$0	$0
Tax Fees(2)	$36,138	$37,822
All Other Fees(3)	$0	$0

Total	$88,498	$90,182

Eaton Vance Stock Fund

Fiscal Years Ended	12/31/16	12/31/17
Audit Fees	$15,840	$15,840
Audit-Related Fees(1)	$0	$0
Tax Fees(2)	$9,442	$9,565
All Other Fees(3)	$0	$0

Total	$25,282	$25,405

Eaton Vance Tax-Managed Growth Fund 1.1

Fiscal Years Ended	12/31/16	12/31/17
Audit Fees	$18,560	$18,560
Audit-Related Fees(1)	$0	$0
Tax Fees(2)	$8,542	$8,651
All Other Fees(3)	$0	$0

Total	$27,102	$27,211

Eaton Vance Tax-Managed Growth Fund 1.2

Fiscal Years Ended	12/31/16	12/31/17
Audit Fees	$18,560	$18,560
Audit-Related Fees(1)	$0	$0
Tax Fees(2)	$7,292	$7,401
All Other Fees(3)	$0	$0

Total	$25,852	$25,961

(1)	Audit-related fees consist of the aggregate fees billed for assurance and related services that are reasonably related to the performance of the audit of financial statements and are not reported under the category of audit fees.
(2)	Tax fees consist of the aggregate fees billed for professional services rendered by the principal accountant relating to tax compliance, tax advice, and tax planning and specifically include fees for tax return preparation and other related tax compliance/planning matters.
(3)	All other fees consist of the aggregate fees billed for products and services provided by the principal accountant other than audit, audit-related, and tax services.

The various Series comprising the Trust have differing fiscal year ends (January 31, February 28/29, August 31, September 30, October 31 or December 31). The following table presents the aggregate audit, audit-related, tax, and other fees billed to all of the Series in the Trust by D&T for the last two fiscal years of each Series.

Fiscal Years Ended	1/31/16	2/29/16	8/31/16	9/30/16	10/31/16	12/31/16	1/31/17	2/28/17	8/31/17	9/30/17	10/31/17	12/31/17
Audit Fees	$136,480	$22,650	$48,950	$97,730	$570,575	$105,320	$114,580	$25,850	$48,950	$99,675	$571,663	$105,320
Audit-Related Fees(1)	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0
Tax Fees(2)	$49,348	$9,648	$12,259	$25,000	$360,983	$61,414	$36,811	$9,744	$12,420	$25,606	$351,829	$63,439
All Other Fees(3)	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0

Total	$185,828	$32,298	$61,209	$122,730	$931,558	$166,734	$151,391	$35,594	$61,370	$125,281	$923,492	$168,759

(1)	Audit-related fees consist of the aggregate fees billed for assurance and related services that are reasonably related to the performance of the audit of financial statements and are not reported under the category of audit fees.
(2)	Tax fees consist of the aggregate fees billed for professional services rendered by the principal accountant relating to tax compliance, tax advice, and tax planning and specifically include fees for tax return preparation and other related tax compliance/planning matters.
(3)	All other fees consist of the aggregate fees billed for products and services provided by the principal accountant other than audit, audit-related, and tax services.

(e)(1) The registrant’s audit committee has adopted policies and procedures relating to the pre-approval of services provided by the registrant’s principal accountant (the “Pre-Approval Policies”). The Pre-Approval Policies establish a framework intended to assist the audit committee in the proper discharge of its pre-approval responsibilities. As a general matter, the Pre-Approval Policies (i) specify certain types of audit, audit-related, tax, and other services determined to be pre-approved by the audit committee; and (ii) delineate specific procedures governing the mechanics of the pre-approval process, including the approval and monitoring of audit and non-audit service fees. Unless a service is specifically pre-approved under the Pre-Approval Policies, it must be separately pre-approved by the audit committee.

The Pre-Approval Policies and the types of audit and non-audit services pre-approved therein must be reviewed and ratified by the registrant’s audit committee at least annually. The registrant’s audit committee maintains full responsibility for the appointment, compensation, and oversight of the work of the registrant’s principal accountant.

(e)(2) No services described in paragraphs (b)-(d) above were approved by the registrant’s audit committee pursuant to the “de minimis exception” set forth in Rule 2-01(c)(7)(i)(C) of Regulation S-X.

(f) Not applicable.

(g) The following table presents (i) the aggregate non-audit fees (i.e., fees for audit-related, tax, and other services) billed for services rendered to all of the Series in the Trust by D&T for the last two fiscal years of each Series; and (ii) the aggregate non-audit fees (i.e., fees for audit-related, tax, and other services) billed to the Eaton Vance organization by D&T for the last two fiscal years of each Series.

Fiscal Years Ended	1/31/16	2/29/16	8/31/16	9/30/16	10/31/16	12/31/16	1/31/17	2/28/17	8/31/17	9/30/17	10/31/17	12/31/17
Registrant(1)	$49,348	$9,648	$12,259	$25,000	$360,983	$61,414	$36,811	$9,744	$12,420	$25,606	$351,829	$63,439
Eaton Vance(2)	$56,434	$56,434	$56,434	$56,434	$56,434	$46,000	$46,000	$46,000	$148,018	$148,018	$148,018	$148,018

(1)	Includes all of the Series of the Trust. During the fiscal years reported above, certain of the Funds were “feeder” funds in a “master-feeder” fund structure or funds of funds.
(2)	Various subsidiaries of Eaton Vance Corp. act in either an investment advisory and/or service provider capacity with respect to the Series and/or their respective “master” funds (if applicable).

(h) The registrant’s audit committee has considered whether the provision by the registrant’s principal accountant of non-audit services to the registrant’s investment adviser and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant that were not pre-approved pursuant to Rule 2-01(c)(7)(ii) of Regulation S-X is compatible with maintaining the principal accountant’s independence.

Item 5. Audit Committee of Listed Registrants

Not applicable.

Item 6. Schedule of Investments

Please see schedule of investments contained in the Report to Stockholders included under Item 1 of this Form N-CSR.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders

No material changes.

Item 11. Controls and Procedures

(a) It is the conclusion of the registrant’s principal executive officer and principal financial officer that the effectiveness of the registrant’s current disclosure controls and procedures (such disclosure controls and procedures having been evaluated within 90 days of the date of this filing) provide reasonable assurance that the information required to be disclosed by the registrant has been recorded, processed, summarized and reported within the time period specified in the Commission’s rules and forms and that the information required to be disclosed by the registrant has been accumulated and communicated to the registrant’s principal executive officer and principal financial officer in order to allow timely decisions regarding required disclosure.

(b) There have been no changes in the registrant’s internal controls over financial reporting during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies

Not applicable.

Item 13. Exhibits

(a)(1)	Registrant’s Code of Ethics – Not applicable (please see Item 2).

(a)(2)(i)	Treasurer’s Section 302 certification.

(a)(2)(ii)	President’s Section 302 certification.

(b)	Combined Section 906 certification.

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Eaton Vance Mutual Funds Trust

By:	/s/ Payson F. Swaffield
Payson F. Swaffield
President

Date:	February 22, 2018

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ James F. Kirchner
James F. Kirchner
Treasurer

Date:	February 22, 2018

By:	/s/ Payson F. Swaffield
Payson F. Swaffield
President

Date:	February 22, 2018